 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1995
                                                               FILE NO. 2-57354
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                     POST-EFFECTIVE AMENDMENT NO. 20                        [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                             AMENDMENT NO. 19                               [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                                ---------------
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             P.O. BOX 9011                                   08543-9011
         PRINCETON, NEW JERSEY                               (ZIP CODE)

    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2000

                                 ARTHUR ZEIKEL
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

        PHILIP L. KIRSTEIN, ESQ.               LEONARD B. MACKEY, JR., ESQ.
         FUND ASSET MANAGEMENT                        ROGERS & WELLS
     P.O. BOX 9011, PRINCETON, NEW            200 PARK AVENUE, NEW YORK, N.Y.
           JERSEY 08543-9011                               10166

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[X] immediately upon filing pursuant
to paragraph (b)

[_] on (date) pursuant to paragraph
(b)

[_] 60 days after filing pursuant
to paragraph (a)(1)

[_] on (date) pursuant to paragraph
(a)(1)

[_] 75 days after filing pursuant
to paragraph (a)(2)

[_] on (date) pursuant to paragraph
(a)(2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                          PROPOSED       PROPOSED
                           AMOUNT OF      MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF SECURITIES     SHARES BEING OFFERING PRICE   AGGREGATE    REGISTRATION
    BEING REGISTERED       REGISTERED    PER SHARE    OFFERING PRICE     FEE
---------------------------------------------------------------------------------
Shares of Insured Port-
 folio Common Stock, par
 value $0.10 per share..   67,297,703      $ 8.09       $96,659*         $100
---------------------------------------------------------------------------------
Shares of Limited Matu-
 rity Common Stock, par
 value $0.10 per share..   29,748,207      $ 9.94       $96,666**
---------------------------------------------------------------------------------
Shares of National Port-
 folio Common Stock, par
 value $0.10 per share..   40,588,060      $10.23       $96,663***

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  * The calculation of the maximum aggregate offering price is made as of October 25, 1995 pursuant to Rule 24e-2 under the Investment Company Act of 1940. The total amount of Insured Portfolio Common Stock redeemed or repurchased during the Registrant's previous fiscal year was 86,861,055. Of this amount 19,575,300 have been used for reductions pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during the Registrant's current fiscal year. 67,285,755 shares of Insured Portfolio Common Stock redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this post-effective amendment to the Registration Statement.

 ** The calculation of the maximum aggregate offering price is made as of October 25, 1995 pursuant to Rule 24e-2 under the Investment Company Act of 1940. The total amount of shares of Limited Maturity Portfolio Common Stock redeemed or repurchased during Registrant's previous fiscal year was 47,007,678. Of such amount 17,269,196 shares have been used for reductions pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year. 29,738,482 shares of Limited Maturity Common Stock redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this post-effective amendment to the Registration Statement.

*** The calculation of the maximum aggregate offering price is made as of October 25, 1995 pursuant to Rule 24e-2 under the Investment Company Act of 1940. The total amount of shares of National Portfolio Common Stock redeemed or repurchased during Registrant's previous fiscal year was 40,578,611. None of such shares have been used for reductions pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year. All 40,578,611 shares of National Portfolio Common Stock redeemed during Registrant's previous fiscal year are being used for reduction of the registration fee in this post-effective amendment to the Registration Statement.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS D SHARES OF THE INSURED PORTFOLIO SERIES, THE LIMITED MATURITY PORTFOLIO SERIES, AND THE HIGH YIELD PORTFOLIO SERIES COMMON STOCK. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT YEAR WAS FILED ON AUGUST 21, 1995.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       MERRILL LYNCH MUNICIPAL BOND FUND

                             CROSS REFERENCE SHEET

  FORM
  N-1A                 ITEM NO.                                  LOCATION
  ----                 --------                                  --------
 PART A
  1.    Cover Page............................ Cover Page
  2.    Synopsis.............................. Fee Table
  3.    Financial Highlights.................. Financial Highlights; Additional
                                                Information-Performance Data
  4.    General Description of Registrant..... Investment Objective and Policies;
                                                Investment Policies of the Portfolios
  5.    Management of the Fund ............... Fee Table; Investment Adviser; Directors;
                                                Portfolio Transactions; Additional
                                                Information
  5A.   Management's Discussion of Fund
        Performance...........................
  6.    Capital Stock and Other Securities.... Cover Page; Dividends, Distributions and
                                                Taxes; Additional Information
  7.    Purchase of Securities Being Offered.. Cover Page; Merrill Lynch Select Pricing SM
                                                System; Fee Table; Purchase of Shares; Net
                                                Asset Value
  8.    Redemption or Repurchase.............. Merrill Lynch Select Pricing  SM System;
                                                Fee Table; Redemption of Shares;
                                                Shareholder Services
  9.    Pending Legal Proceedings............. *
 PART B                                                          LOCATION
                                                                 --------
  10.   Cover Page............................ Cover Page
  11.   Table of Contents..................... Table of Contents
  12.   General Information and History....... *
  13.   Investment Objectives and Policies.... Investment Objective and Policies;
                                                Investment Restrictions
  14.   Management of the Fund................ Management of the Fund
  15.   Control Persons and Principal Holders
        of Securities......................... Management of the Fund
  16.   Investment Advisory and Other
        Services.............................. Management of the Fund; Purchase of Shares
  17.   Brokerage Allocation and Other
        Practices............................. Portfolio Transactions and Brokerage;
                                                Financial Statements
  18.   Capital Stock and Other Securities.... Additional Information
  19.   Purchase, Redemption and Pricing of
        Securities Being Offered.............. Purchase of Shares; Net Asset Value,
                                                Redemption of Shares; Systematic
                                                Withdrawal Plans; Exchange Privilege;
                                                Additional Information
  20.   Tax Status............................ Dividends, Distribution and Taxes
  21.   Underwriters.......................... Distributor
  22.   Calculations of Performance Data...... Performance Data
  23.   Financial Statements.................. Financial Statements

Part C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.
--------
*  Item inapplicable or answer negative.

PROSPECTUS

OCTOBER 31, 1995
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800
  Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company which seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each of its Portfolios and prudent investment management. The Fund is a series fund and is comprised of three separate Portfolios, each of which invests primarily in a diversified portfolio of tax-exempt Municipal Bonds, principally consisting of state, municipal and public authority securities. Each of the Portfolios pursues its investment objective through the separate investment policies described below:

  Insured Portfolio invests primarily in long-term, investment grade Municipal Bonds, each of which is covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

  National Portfolio invests primarily in long-term medium to lower grade Municipal Bonds offering higher yields than the Insured Portfolio but also subject to greater risks than investment grade Municipal Bonds.

  Limited Maturity Portfolio invests in a portfolio primarily of investment grade Municipal Bonds with a maximum maturity not to exceed four years and, depending on market conditions, an average maturity of less than two years is anticipated. The Limited Maturity Portfolio can be expected to offer the lowest yield of the three Portfolios, but it will be subject to less market risk than the longer-term Portfolios.

  For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 19.

  Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 8.

  Class A and Class D shares of the Fund's Portfolios may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609 282-2800), or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Class B and Class C shares of the Fund's Portfolios may only be purchased either directly from the Distributor or Merrill Lynch. See "Purchase of Shares" below. The minimum initial purchase for shares of each Portfolio is $1,000, and the minimum subsequent purchase in each Portfolio is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares." The net investment income of each Portfolio is declared daily and paid monthly.
                               ----------------
THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION   OR   ANY   STATE   SECURITIES   COMMISSION   NOR   HAS
 THE SECURITIES  AND EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
  PASSED  UPON   THE  ACCURACY   OR   ADEQUACY  OF   THIS   PROSPECTUS.   ANY
  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------

  This Prospectus sets forth in concise form the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated October 31, 1995, and is available upon request and without charge, by calling or writing the Fund at the address and telephone number set forth above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               INSURED PORTFOLIO

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)           CLASS B(b)              CLASS C(c)    CLASS D(c)
                          ----------           ----------            --------------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    4.00%(d)              None                    None         4.00%(d)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                 None                    None          None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................     None(e)  4.0% during the first year,    1% for one year    None(e)
                                        decreasing 1.0% annually
                                      thereafter to 0.0% after the
                                              fourth year
 Exchange Fee...........     None                 None                    None          None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)(F):
 Management Fees(g).....    0.36%                0.36%                    0.36%        0.36%
 12b-1 Fees(h):
 Account Maintenance
  Fees..................     None                0.25%                    0.25%        0.25%
 Distribution Fees......     None                0.50%                    0.55%         None
                                         (Class B shares convert to
                                        Class D shares automatically
                                          after approximately ten
                                                   years
                                          and cease being subject
                                           to distribution fees)
 Other Expenses:
 Custodial Fees.........    0.01%                0.01%                    0.01%        0.01%
 Shareholder Servicing
  Costs(i)..............    0.04%                0.05%                    0.05%        0.04%
 Other..................    0.02%                0.02%                    0.02%        0.02%
                            -----                -----                    -----        -----
  Total Other Expenses..    0.07%                0.08%                    0.08%        0.07%
                            -----                -----                    -----        -----
 Total Fund Operating       0.43%                1.19%                    1.24%        0.68%
  Expenses..............    =====                =====                    =====        =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, and investment programs. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Prior to October 21, 1994, the Fund had not offered its Class C and Class D shares to the public.

(d) Reduced for purchases of $25,000 and over. Class A or Class D purchases of $1,000,000 or more will not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D shares--page 33.

(e) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more will be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(f) Information for Class A and Class B shares is stated for the fiscal year ended June 30, 1995. Information for Class C and Class D shares is estimated for the fiscal year ending June 30, 1996.

(g) See "Investment Adviser"--page 27.

(h) See "Purchase of Shares--Distribution Plans"--page 39.

(i) See "Investment Adviser--Transfer Agency Services"--page 28.

EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  -------------------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment including the maximum
 $40 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each
 class set forth above, (2) a 5%
 annual return throughout the
 periods and (3) redemption at
 the end of the period:
  Class A........................  $44        $53        $63        $ 92
  Class B........................  $52        $58        $65        $144
  Class C........................  $23        $39        $68        $150
  Class D........................  $47        $61        $76        $121
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A........................  $44        $53        $63        $ 92
  Class B........................  $12        $38        $65        $144
  Class C........................  $13        $39        $68        $150
  Class D........................  $47        $61        $76        $121

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                              NATIONAL PORTFOLIO

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)           CLASS B(b)              CLASS C(c)    CLASS D(c)
                          ----------           ----------            --------------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    4.00%(d)              None                    None         4.00%(d)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                 None                    None          None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................     None(e)  4.0% during the first year,    1% for one year    None(e)
                                        decreasing 1.0% annually
                                      thereafter to 0.0% after the
                                              fourth year
 Exchange Fee...........     None                 None                    None          None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)(f):
 Investment Advisory
  Fees(g)...............    0.48%                  0.48%                  0.48%        0.48%
 12b-1 Fees(h):
 Account Maintenance
  Fees..................     None                  0.25%                  0.25%        0.25%
 Distribution Fees......     None                  0.50%                  0.55%         None
                                         (Class B shares convert to
                                        Class D shares automatically
                                          after approximately ten
                                                   years
                                          and cease being subject
                                           to distribution fees)
 Other Expenses:
 Custodial Fees.........    0.01%                  0.01%                  0.01%        0.01%
 Shareholder Servicing
  Costs(i)..............    0.04%                  0.05%                  0.05%        0.04%
 Other..................    0.03%                  0.03%                  0.03%        0.03%
                            -----                  -----                  -----        -----
  Total Other Expenses..    0.08%                  0.09%                  0.09%        0.08%
                            -----                  -----                  -----        -----
 Total Fund Operating       0.56%                  1.32%                  1.37%        0.81%
  Expenses..............    =====                  =====                  =====        =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and investment programs. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Prior to October 21, 1994, the Fund had not offered its Class C and Class D shares to the public.

(d) Reduced for purchases of $25,000 and over. Class A or Class D purchases of $1,000,000 or more will not be subject to an initial sales charge. See "Purchases of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(e) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more will be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(f) Information for Class A and Class B shares is stated for the fiscal year ended June 30, 1995. Information for Class C and Class D shares is estimated for the fiscal year ending June 30, 1996.

(g) See "Investment Adviser"--page 27.

(h) See "Purchase of Shares--Distribution Plans"--page 39.

(i) See "Investment Adviser--Transfer Agency Services"--page 28.

EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  --------- ---------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment including the maximum
 $40 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each
 class set forth above, (2) a 5%
 annual return throughout the
 periods and (3) redemption at
 the end of the period:
  Class A........................    $46       $57        $70        $107
  Class B........................    $53       $62        $72        $159
  Class C........................    $24       $43        $75        $165
  Class D........................    $48       $65        $83        $136
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A........................    $46       $57        $70        $107
  Class B........................    $13       $42        $72        $159
  Class C........................    $14       $43        $75        $165
  Class D........................    $48       $65        $83        $136

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                        LIMITED MATURITY PORTFOLIO

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)          CLASS B(b)             CLASS C(c)*   CLASS D(c)
                          ----------          ----------           --------------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    1.00%(d)             None                   None         1.00%(d)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                None                   None          None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................     None(e)  1.0% during the first year,  1% for one year    None(e)
                                       decreasing to 0.0% after
                                            the first year
 Exchange Fee...........     None                None                   None          None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)(f):
 Investment Advisory
  Fee(g)................    0.33%                0.33%                  0.33%        0.33%
 12b-1 Fees(h):
 Account Maintenance
  Fees..................     None                0.15%                  0.15%        0.10%
 Distribution Fees......     None                0.20%                  0.20%         None
                                        (Class B shares convert to
                                              Class D shares
                                              automatically
                                         after approximately ten
                                                  years
                                         and cease being subject
                                          to distribution fees)
 Other Expenses:
 Custodial Fees.........    0.01%                0.01%                  0.01%        0.01%
 Shareholder Servicing
  Costs(i)..............    0.03%                0.05%                  0.05%        0.03%
 Other..................    0.04%                0.04%                  0.04%        0.04%
                            -----                -----                  -----        -----
  Total Other Expenses..    0.08%                0.10%                  0.10%        0.08%
                            -----                -----                  -----        -----
 Total Fund Operating       0.41%                0.78%                  0.78%        0.51%
  Expenses..............    =====                =====                  =====        =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and investment programs. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Prior to October 21, 1994, the Fund had not offered its Class C and Class D shares to the public.

(d) Reduced for purchases of $100,000 and over. Class A or Class D purchases of $100,000 or more will not be subject to an initial sales charge. See "Purchases of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(e) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more will be subject to a CDSC of .20% of amounts redeemed within the first year of purchase.

(f) Information for Class A and Class B shares is stated for the fiscal year ended June 30, 1995. Information for Class C and Class D shares is estimated for the fiscal year ending June 30, 1996.

(g) See "Investment Adviser"--page 27.

(h) See "Purchase of Shares--Distribution Plans"-page 39.

(i) See "Investment Adviser--Transfer Agency Services"--page 28.

 * Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See page 49.

EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  --------- ---------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment including the maximum
 $10 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each
 class set forth above, (2) a 5%
 annual return throughout the
 periods and (3) redemption at
 the end of the period:
  Class A........................    $44       $53        $62         $ 90
  Class B........................    $48       $45        $43         $ 97
  Class C*.......................    $18       $25        $43         $ 97
  Class D........................    $45       $56        $67         $101
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A........................    $44       $53        $62         $ 90
  Class B........................    $ 8       $25        $43         $ 97
  Class C*.......................    $ 8       $25        $43         $ 97
  Class D........................    $45       $56        $67         $101

--------
* Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICING SM SYSTEM

  Each Portfolio of the Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and for the Insured and National Portfolios only Class C are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are offered only through the exchange privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another Fund. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of one of the Fund's Portfolios represents an identical interest in the investment portfolio of the applicable Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares of a Portfolio, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the relevant Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                        INSURED AND NATIONAL PORTFOLIOS


                                       ACCOUNT
                                     MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS       SALES CHARGE (1)            FEE         FEE             FEATURE
------------------------------------------------------------------------------------
  A        Maximum 4.00% initial         No           No                No
            sales charge (2),(3)
------------------------------------------------------------------------------------
  B    CDSC for a period of 4 years,    0.25%        0.50%     B shares convert to
       at a rate of 4.0% during the                           D shares automatically
        first year, decreasing 1.0%                            after approximately
              annually to 0.0%                                     ten years (4)
------------------------------------------------------------------------------------
  C       1.0% CDSC for one year        0.25%        0.55%              No
         decreasing to 0.0% after
              the first year
------------------------------------------------------------------------------------
  D        Maximum 4.00% initial        0.25%         No                No
              sales charge (3)

                          LIMITED MATURITY PORTFOLIO


                                   ACCOUNT
                                 MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS     SALES CHARGE (1)          FEE         FEE             FEATURE
--------------------------------------------------------------------------------
  A      Maximum 1.00% initial       No           No                No
          sales charge (2),(3)
--------------------------------------------------------------------------------
  B     CDSC at a rate of 1.00%     0.15%        0.20%     B shares convert to
        during the first year,                            D shares automatically
       decreasing to 0.0% after                            after approximately
            the first year                                     ten years (4)
--------------------------------------------------------------------------------
C (5)   1.0% CDSC for one year      0.15%        0.20%              No
       decreasing to 0.00% after
            the first year
--------------------------------------------------------------------------------
  D      Maximum 1.00% initial      0.10%         No                No
            sales charge (3)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more for the Insured and National Portfolios and $100,000 or more for the Limited Maturity Portfolio. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for the Insured and National Portfolios and a .20% CDSC for the Limited Maturity Portfiolio, for one year. See "Class A" and "Class D" below.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(5) Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See p. 49.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account are entitled to purchase additional Class A shares of that Portfolio in that account. Other eligible investors include participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. and its subsidiaries (including MLAM) (the term "subsidiaries," when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities indirectly by wholly-owned and controlled by Merrill Lynch & Co., Inc.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00% for the Insured and National Portfolios and 1.00% for the Limited Maturity Portfolio and is reduced for purchases of $25,000 and over for the Insured and National Portfolios and for purchases of $100,000 or over for the Limited Maturity Portfolio. Purchases of $1,000,000 or more will not be subject to an initial sales charge but such purchases will be subject to a CDSC of 1.0% (for the Insured and National Portfolios) or .20% (for the Limited Maturity Portfolio) if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investors's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of the Limited Maturity Portfolio) of the Portfolio's average net assets attributable to the Class B shares, an ongoing distribution fee of 0.50% (in the case of the Insured Portfolio and the National Portfolio) and 0.20% (in the case of the Limited Maturity Portfolio) of the Portfolio's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase (in the case of the Insured Portfolio and National Portfolio) and within one year of purchase (in the case of the Limited Maturity Portfolio). Approximately ten years after issuance, Class B shares of the Portfolio will convert automatically into Class D shares of the Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of a Portfolio are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of the Limited Maturity Portfolio) of average net assets and an ongoing distribution fee of 0.55% (in the case of the Insured Portfolio and the National Portfolio) and 0.20% (in the case of the Limited Maturity Portfolio) of average net assets. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B of the Insured Portfolio and National Portfolio), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See p. 49.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of average net assets. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more will not be subject to an initial sales charge but such purchase will be subject to a CDSC of 1% (for the Insured and National Portfolios) or .20% (for the Limited Maturity Portfolio) if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause

Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of a Portfolio will be converted into Class D shares of that Portfolio after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below in connection with shares of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio has been audited in conjunction with the audits of the financial statements of the Portfolios by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended June 30, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. Financial information is presented for Class C and Class D shares for the period October 21, 1994 (commencement of operations) to June 30, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

THE FOLLOWING PER SHARE                                                INSURED PORTFOLIO
DATA AND RATIOS HAVE    -----------------------------------------------------------------------------------------------------------
BEEN DERIVED FROM                                                          CLASS A
INFORMATION PROVIDED    -----------------------------------------------------------------------------------------------------------
IN THE FINANCIAL                                                 FOR THE YEAR ENDED JUNE 30,
STATEMENTS:             -----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN     1995        1994        1993        1992        1991        1990        1989        1988        1987
NET ASSET VALUE:        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year............       $     7.88  $     8.64  $     8.26  $     7.92  $     7.86  $     7.97  $     7.69  $     7.79  $     7.84
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Investment
 income--net.....              .46         .47         .50         .52         .54         .55         .58         .57         .60
Realized and
 unrealized gain
 (loss) on
 investments--
 net.............              .18        (.53)        .49         .41         .12        (.11)        .28         .00        (.04)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total from
 investment
 operations......              .64        (.06)        .99         .93         .66         .44         .86         .57         .56
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Less dividends
 and
 distributions:
 Investment
  income--net....             (.46)       (.47)       (.50)       (.52)       (.54)       (.55)       (.58)       (.57)       (.60)
 Realized gains
  on
  investments--
  net............             (.14)       (.23)       (.11)       (.07)       (.06)        --          --         (.10)       (.01)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total dividends
 and
 distributions...             (.60)       (.70)       (.61)       (.59)       (.60)       (.55)       (.58)       (.67)       (.61)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of year.....       $     7.92  $     7.88  $     8.64  $     8.26  $     7.92  $     7.86  $     7.97  $     7.69  $     7.79
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
TOTAL INVESTMENT
 RETURN:*
Based on net
 asset value per
 share...........             8.60%     (1.08%)      12.43%      12.11%       8.84%       5.76%      11.62%       7.75%       6.94%
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........              .43%        .42%        .42%        .44%        .45%        .46%        .49%        .52%        .57%
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Investment
 income--net.....             5.78%       5.53%       5.94%       6.44%       6.90%       7.03%       7.46%       7.55%       7.21%
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
SUPPLEMENTAL
 DATA:
Net assets, end
 of year (in
 thousands)......       $1,706,064  $1,941,741  $2,225,188  $2,062,591  $1,984,307  $2,019,166  $2,013,219  $1,982,997  $2,238,480
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Portfolio
 turnover........            35.61%      28.34%      43.86%      22.50%      33.12%      23.20%      45.49%      33.98%      63.55%
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

*Total investment returns exclude
the effects of sales loads.











THE FOLLOWING PER SHARE         INSURED PORTFOLIO
DATA AND RATIOS HAVE     --------------------------------
BEEN DERIVED FROM                    CLASS A
INFORMATION PROVIDED     --------------------------------
IN THE FINANCIAL             FOR THE YEAR ENDED JUNE 30,
STATEMENTS:                        ----------
INCREASE (DECREASE) IN                1986
NET ASSET VALUE:                   ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year............                  $     7.36
                                   ----------
Investment
 income--net.....                         .63
Realized and
 unrealized gain
 (loss) on
 investments--
 net.............                         .48
                                   ----------
Total from
 investment
 operations......                        1.11
                                   ----------
Less dividends
 and
 distributions:
 Investment
  income--net....                        (.63)
 Realized gains
  on
  investments--
  net............                         --
                                   ----------
Total dividends
 and
 distributions...                        (.63)
                                   ----------
Net asset value,
 end of year.....                  $     7.84
                                   ==========
TOTAL INVESTMENT
 RETURN:*
Based on net
 asset value per
 share...........                       15.62%
                                   ==========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........                         .60%
                                   ==========
Investment
 income--net.....                        8.13%
                                   ==========
SUPPLEMENTAL
 DATA:
Net assets, end
 of year (in
 thousands)......                  $1,741,727
                                   ==========
Portfolio
 turnover........                       43.70%
                                   ==========

--------

* Total investment returns exclude the effects of sales loads.

THE FOLLOWING PER SHARE                                     INSURED PORTFOLIO
DATA AND RATIOS HAVE      -------------------------------------------------------------------------------------------------
BEEN DERIVED FROM                                       CLASS B                                       CLASS C     CLASS D
INFORMATION PROVIDED      --------------------------------------------------------------------------- --------    ---------
IN THE FINANCIAL                                                                       FOR THE PERIOD
STATEMENTS:                            FOR THE YEAR ENDED JUNE 30,                     OCT. 21 1988+   FOR THE PERIOD
                          -----------------------------------------------------------   TO JUNE 30,   OCTOBER 21, 1994+
INCREASE (DECREASE) IN      1995      1994       1993      1992      1991      1990         1989      TO JUNE 30, 1995
NET ASSET VALUE:          --------  --------   --------  --------  --------  --------  -------------- ---------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $   7.87  $   8.63   $   8.26  $   7.92  $   7.86  $   7.97     $   7.81    $   7.68    $    7.68
                          --------  --------   --------  --------  --------  --------     --------    --------    ---------
Investment income-net...       .40       .40        .44       .46       .48       .49          .36         .27          .29
Realized and unrealized
 gain (loss) on
 investments--net.......       .19      (.53)       .48       .41       .12      (.11)         .16         .38          .38
                          --------  --------   --------  --------  --------  --------     --------    --------    ---------
Total from investment
 operations.............       .59      (.13)       .92       .87       .60       .38          .52         .65          .67
                          --------  --------   --------  --------  --------  --------     --------    --------    ---------
Less dividends and
 distributions:
 Investment income--net.      (.40)     (.40)      (.44)     (.46)     (.48)     (.49)        (.36)       (.27)        (.29)
 Realized gains on
  investments--net......      (.14)     (.23)      (.11)     (.07)     (.06)      --           --         (.14)        (.14)
                          --------  --------   --------  --------  --------  --------     --------    --------    ---------
Total dividends and
 distributions..........      (.54)     (.63)      (.55)     (.53)     (.54)     (.49)        (.36)       (.41)        (.43)
                          --------  --------   --------  --------  --------  --------     --------    --------    ---------
Net asset value, end of
 period.................  $   7.92  $   7.87   $   8.63  $   8.26  $   7.92  $   7.86     $   7.97    $   7.92    $    7.92
                          ========  ========   ========  ========  ========  ========     ========    ========    =========
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............      7.91%    (1.81%)    11.45%    11.27%     8.02%     4.98%        6.88%#      8.83%#       9.24%#
                          ========  ========   ========  ========  ========  ========     ========    ========    =========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees......       .44%      .42%       .43%      .44%      .45%      .47%         .48%*       .43%*        .43%*
                          ========  ========   ========  ========  ========  ========     ========    ========    =========
Expenses................      1.19%     1.17%      1.18%     1.19%     1.20%     1.22%        1.23%*      1.23%*        .68%*
                          ========  ========   ========  ========  ========  ========     ========    ========    =========
Investment income--net..      5.03%     4.78%      5.17%     5.69%     6.13%     6.27%        6.58%*      4.93%*       5.50%*
                          ========  ========   ========  ========  ========  ========     ========    ========    =========
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $782,748  $866,193   $911,307  $706,016  $537,755  $408,641     $175,707    $  7,756    $  26,015
                          ========  ========   ========  ========  ========  ========     ========    ========    =========
Portfolio turnover......     35.61%    28.34%     43.86%    22.50%    33.12%    23.20%       45.49%      35.61%       35.61%
                          ========  ========   ========  ========  ========  ========     ========    ========    =========

--------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
# Aggregate total investment return.

THE FOLLOWING PER
SHARE
DATA AND RATIOS
HAVE                                                              NATIONAL PORTFOLIO
BEEN DERIVED FROM  -----------------------------------------------------------------------------------------------------------
INFORMATION                                                             CLASS A
PROVIDED           -----------------------------------------------------------------------------------------------------------
IN THE FINANCIAL                                              FOR THE YEAR ENDED JUNE 30,
STATEMENTS:        -----------------------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN         1995        1994        1993        1992        1991        1990        1989        1988        1987
NET ASSET VALUE:   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year............  $    10.08  $    11.02  $    10.64  $    10.17  $    10.12  $    10.31  $     9.94  $    10.12  $    10.28
                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Investment
 income--net.....         .60         .62         .67         .71         .73         .74         .77         .76         .80
Realized and
 unrealized gain
 (loss) on
 investments--
 net.............         .15        (.64)        .57         .58         .05        (.19)        .37        (.11)        .02
                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total from
 investment
 operations......         .75        (.02)       1.24        1.29         .78         .55        1.14         .65         .82
                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Less dividends
 and
 distributions:
 Investment
  income--net....        (.60)       (.62)       (.67)       (.71)       (.73)       (.74)       (.77)       (.76)       (.80)
 Realized gains
  on
  investments--
  net............        (.19)       (.30)       (.19)       (.11)        --          --          --         (.07)       (.18)
 In excess of
  realized gain
  on
  investments--
  net............        (.02)        --          --          --          --          --          --          --          --
                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total dividends
 and
 distributions...        (.81)       (.92)       (.86)       (.82)       (.73)       (.74)       (.77)       (.83)       (.98)
                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
 end of year.....  $    10.02  $    10.08  $    11.02  $    10.64  $    10.17  $    10.12  $    10.31  $     9.94  $    10.12
                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
TOTAL INVESTMENT
 RETURN:*
Based on net
 asset value per
 share...........        7.89%      (.47%)      12.21%      13.09%       7.94%       5.53%      11.89%       6.89%       8.00%
                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........         .56%        .55%        .55%        .55%        .55%        .55%        .55%        .55%        .55%
                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Investment
 income--net.....        6.01%       5.72%       6.23%       6.80%       7.20%       7.27%       7.63%       7.79%       7.56%
                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
SUPPLEMENTAL
 DATA:
Net assets, end
 of year (in
 thousands)......  $1,059,440  $1,203,181  $1,353,805  $1,278,055  $1,255,820  $1,365,541  $1,445,116  $1,467,982  $1,506,369
                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Portfolio
 turnover........      103.65%      73.33%      65.43%      50.94%      75.25%      48.80%      76.73%      72.77%      72.44%
                   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========


















THE FOLLOWING PER
SHARE
DATA AND RATIOS
HAVE                          NATIONAL PORTFOLIO
BEEN DERIVED FROM  ------------------------------------------
INFORMATION                         CLASS A
PROVIDED           ------------------------------------------
IN THE FINANCIAL           FOR THE YEAR ENDED JUNE 30,
STATEMENTS:        ------------------------------------------
INCREASE
(DECREASE) IN                       1986
NET ASSET VALUE:                 ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year............                $     9.57
                                 ----------
Investment
 income--net.....                       .86
Realized and
 unrealized gain
 (loss) on
 investments--
 net.............                       .71
                                 ----------
Total from
 investment
 operations......                      1.57
                                 ----------
Less dividends
 and
 distributions:
 Investment
  income--net....                      (.86)
 Realized gains
  on
  investments--
  net............                       --
 In excess of
  realized gain
  on
  investments--
  net............                       --
                                 ----------
Total dividends
 and
 distributions...                      (.86)
                                 ----------
Net asset value,
 end of year.....                $    10.28
                                 ==========
TOTAL INVESTMENT
 RETURN:*
Based on net
 asset value per
 share...........                     17.09%
                                 ==========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........                       .56%
                                 ==========
Investment
 income--net.....                      8.41%
                                 ==========
SUPPLEMENTAL
 DATA:
Net assets, end
 of year (in
 thousands)......                $1,297,305
                                 ==========
Portfolio
 turnover........                    120.80%
                                 ==========

--------

* Total investment returns exclude the effects of sales loads.

THE FOLLOWING PER SHARE                                    NATIONAL PORTFOLIO
DATA AND RATIOS HAVE      ---------------------------------------------------------------------------------------------
BEEN DERIVED FROM                                       CLASS B                                       CLASS C   CLASS D
INFORMATION PROVIDED      --------------------------------------------------------------------------- -------   -------
IN THE FINANCIAL                                                                       FOR THE PERIOD FOR THE PERIOD
STATEMENTS:                            FOR THE YEAR ENDED JUNE 30,                     OCT. 21 1988+  OCT. 21, 1994+
                          -----------------------------------------------------------   TO JUNE 30,     TO JUNE 30,
INCREASE (DECREASE) IN      1995      1994       1993      1992      1991      1990         1989           1995
NET ASSET VALUE:          --------  --------   --------  --------  --------  --------  -------------- -----------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $  10.07  $  11.02   $  10.63  $  10.16  $  10.11  $  10.30     $ 10.14     $ 9.85    $  9.85
                          --------  --------   --------  --------  --------  --------     -------     ------    -------
Investment income--net..       .52       .54        .59       .63       .65       .66         .48        .36        .40
Realized and unrealized
 gain(loss) on
 investments--net.......       .16      (.65)       .58       .58       .05      (.19)        .16        .39        .39
                          --------  --------   --------  --------  --------  --------     -------     ------    -------
Total from investment
 operations.............       .68      (.11)      1.17      1.21       .70       .47         .64        .75        .79
                          --------  --------   --------  --------  --------  --------     -------     ------    -------
Less dividends and
 distributions:
 Investment income--net.      (.52)     (.54)      (.59)     (.63)     (.65)     (.66)       (.48)      (.36)      (.40)
 Realized gains on
  investments--net......      (.19)     (.30)      (.19)     (.11)      --        --          --        (.19)      (.19)
 In excess of realized
  gain on investments--
  net...................      (.02)      --         --        --        --        --          --        (.02)      (.02)
                          --------  --------   --------  --------  --------  --------     -------     ------    -------
Total dividends and
 distributions..........      (.73)     (.84)      (.78)     (.74)     (.65)     (.66)       (.48)      (.57)      (.61)
                          --------  --------   --------  --------  --------  --------     -------     ------    -------
Net asset value, end of
 period.................  $  10.02  $  10.07   $  11.02  $  10.63  $  10.16  $  10.11     $ 10.30     $10.03    $ 10.03
                          ========  ========   ========  ========  ========  ========     =======     ======    =======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............      7.28%    (1.39%)    11.47%    12.25%     7.14%     4.74%       6.48%#     7.97%#     8.37%#
                          ========  ========   ========  ========  ========  ========     =======     ======    =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees......       .57%      .55%       .56%      .56%      .56%      .56%        .56%*      .57%*      .56%*
                          ========  ========   ========  ========  ========  ========     =======     ======    =======
Expenses................      1.32%     1.30%      1.31%     1.31%     1.31%     1.31%       1.31%*     1.37%*      .81%*
                          ========  ========   ========  ========  ========  ========     =======     ======    =======
Investment income-net...      5.25%     4.97%      5.46%     6.03%     6.43%     6.52%       6.74%*     5.21%*     5.78%*
                          ========  ========   ========  ========  ========  ========     =======     ======    =======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $419,933  $459,169   $424,071  $286,375  $213,581  $179,362     $97,196     $5,195    $19,656
                          ========  ========   ========  ========  ========  ========     =======     ======    =======
Portfolio turnover......    103.65%    73.33%     65.43%    50.94%    75.25%    48.80%      76.73%    103.65%    103.65%
                          ========  ========   ========  ========  ========  ========     =======     ======    =======

--------
 * Annualized.
** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.
# Aggregate total investment return.

                                                          LIMITED MATURITY PORTFOLIO
THE FOLLOWING PER SHARE    --------------------------------------------------------------------------------------------------
DATA AND RATIOS HAVE BEEN                                           CLASS A
DERIVED FROM INFORMATION   --------------------------------------------------------------------------------------------------
PROVIDED IN THE FINANCIAL                                 FOR THE YEAR ENDED JUNE 30,
STATEMENTS:                --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN       1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
NET ASSET VALUE:           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, begin-
 ning of year...........   $   9.87  $  10.01  $   9.91  $   9.75  $   9.71  $   9.73  $   9.75  $   9.83  $   9.87  $   9.85
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income--net..        .38       .37       .41       .50       .57       .60       .58       .53       .52       .60
Realized and unrealized
 gain (loss) on invest-
 ments--net.............        .05      (.14)      .10       .16       .04      (.02)     (.02)     (.07)     (.04)      .02
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............        .43       .23       .51       .66       .61       .58       .56       .46       .48       .62
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less dividends and dis-
 tributions:
 Investment income--net.       (.38)     (.37)     (.41)     (.50)     (.57)     (.60)     (.58)     (.53)     (.52)     (.60)
 Realized gain on in-
  vestments--net........        --        --        --        --        --        --        --       (.01)      --        --
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and dis-
 tributions:                   (.38)     (.37)     (.41)     (.50)     (.57)     (.60)     (.58)     (.54)     (.52)     (.60)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 year...................   $   9.92  $   9.87  $  10.01  $   9.91  $   9.75  $   9.71  $   9.73  $   9.75  $   9.83  $   9.87
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT RE-
 TURN:*
Based on net asset value
 per share..............       4.53%     2.30%     5.28%     6.93%     6.45%     6.16%     5.96%     4.83%     4.99%     6.50%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................        .41%      .40%      .41%      .40%      .40%      .40%      .41%      .40%      .40%      .42%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Investment income--net..       3.86%     3.68%     4.13%     5.02%     5.88%     6.21%     6.00%     5.42%     5.27%     6.04%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........   $536,474  $790,142  $846,736  $613,407  $350,549  $352,005  $385,794  $567,158  $792,229  $623,902
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Portfolio turnover......      37.33%    45.67%    65.43%    96.32%    93.06%   106.44%   228.78%   146.01%    19.55%     7.94%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

--------

* Total investment returns exclude the effects of sales loads.

                                           LIMITED MATURITY PORTFOLIO
                          --------------------------------------------------
                                    CLASS B                CLASS C   CLASS D
THE FOLLOWING PER SHARE   ------------------------------   -------   -------
DATA AND RATIOS HAVE                            FOR THE        FOR THE
BEEN DERIVED FROM                                PERIOD        PERIOD
INFORMATION PROVIDED IN   FOR THE YEAR ENDED    NOV. 2,      OCTOBER 21,
THE FINANCIAL                  JUNE 30,         1992+ TO      1994+ TO
STATEMENTS:               --------------------  JUNE 30,      JUNE 30,
INCREASED (DECREASED) IN    1995       1994       1993          1995
 NET ASSET VALUE:         ---------  ---------  --------   -----------------
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $    9.87  $   10.01  $  9.93    $ 9.83    $  9.83
                          ---------  ---------  -------    ------    -------
Investment income--net..        .35        .33      .24       .25        .26
Realized and unrealized
 gain (loss) on
 investments--net.......        .05       (.14)     .08       .09        .10
                          ---------  ---------  -------    ------    -------
Total from investment
 operations.............        .40        .19      .32       .34        .36
                          ---------  ---------  -------    ------    -------
Less dividends from in-
 vestment income--net...       (.35)      (.33)    (.24)     (.25)     (.26)
                          ---------  ---------  -------    ------    -------
Net asset value, end of
 period.................  $    9.92  $    9.87  $ 10.01    $ 9.92    $  9.93
                          =========  =========  =======    ======    =======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............       4.14%      1.98%    3.26%#    3.52%#     3.73%#
                          =========  =========  =======    ======    =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding ac-
 count maintenance and
 distribution fees......        .43%       .41%     .41%*     .49%*      .43%*
                          =========  =========  =======    ======    =======
Expenses................        .78%       .76%     .76%*     .70%*      .53%*
                          =========  =========  =======    ======    =======
Investment income--net..       3.50%      3.33%    3.60%*    3.61%*     3.78%*
                          =========  =========  =======    ======    =======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $ 129,581  $ 145,534  $95,179    $3,965    $11,258
                          =========  =========  =======    ======    =======
Portfolio turnover......      37.33%     45.67%   65.43%    37.33%     37.33%
                          =========  =========  =======    ======    =======

--------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
# Aggregate total investment return.

  Further information about the Fund's performance is contained in the Fund's Annual Report which may be obtained, without charge, upon request.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of each Portfolio and prudent investment management. The Fund is comprised of three separate portfolios, Insured Portfolio, National Portfolio and Limited Maturity Portfolio, each of which is, in effect, a separate fund issuing its own shares. Each Portfolio seeks to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax (such obligations are herein referred to as "Municipal Bonds"). Municipal Bonds include general obligations bonds; revenue or special obligation bonds, industrial development bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. Each Portfolio at all times, except during temporary defensive periods, maintains at least 80% of its net assets invested in Municipal Bonds. In addition, each Portfolio may not purchase securities other than Municipal Bonds and Temporary Investments described below. These are fundamental policies of each Portfolio and may not be changed without a vote of the majority of the outstanding shares of the Portfolio. Each Portfolio currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the objective of any Portfolio can be attained.

  While the Fund does not intend to realize taxable investment income, each Portfolio has the authority to invest as much as 20% of its net assets on a temporary basis in taxable money market securities with a remaining maturity not in excess of one year from the date of purchase ("Temporary Investments") for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant. Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. From time to time, the Fund may realize capital gains, which will constitute taxable income. In addition, the Fund may invest in certain tax-exempt securities which are classified as "private activity bonds," which may subject certain investors to an alternative minimum tax. (At June 30, 1995, approximately 18.67% of the Insured Portfolio's, approximately 17.91% of the National Portfolio's and approximately 8.98% of the Limited Maturity Portfolio's net assets were invested in "private activity bonds".) These figures should not be considered representative of the respective Portfolio's private activity bond positions for any future period. See "Dividends, Distributions and Taxes."

  Certain instruments in which the Fund may invest may be characterized as derivative instruments. The National Portfolio and the Limited Maturity Portfolio are authorized to engage in transactions in financial futures contracts for hedging purposes. For a more complete description of futures transactions, see "Financial Futures Contracts and Derivatives" below and the Statement of Additional Information.

  Investment in the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from federal income taxes from a diversified, professionally managed portfolio of Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits are at least partially offset by the fact that there are expenses in operating an investment company. Such expenses consist primarily of the investment advisory fee and operational expenses, including, in the case of the Insured Portfolio, premiums for insurance on portfolio securities.

                     INVESTMENT POLICIES OF THE PORTFOLIOS

  Each Portfolio pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Portfolio may invest, and these policies can be expected to affect the yield on each Portfolio and the degree of market, financial and interest rate risk to which the Portfolio is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yield and are subject to greater market fluctuations as a result of changes in interest rates ("market risk") than are Municipal Bonds with shorter maturities. Generally, lower rated Municipal Bonds will provide a higher yield than higher rated Municipal Bonds of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("financial risk"). A Portfolio's net asset value may fall when interest rates rise and rise when interest rates fall. In general, Municipal Bonds with longer maturities will be subject to greater volatility resulting from interest rate fluctuation than will Municipal Bonds with shorter maturities ("interest rate risk"). See "Additional Information--Rating Information" for information with respect to ratings assigned to Municipal Bonds and Temporary Investments by rating agencies.

                               INSURED PORTFOLIO

  The Insured Portfolio may invest in investment grade Municipal Bonds covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor's Corporation (AAA, AA, A and BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 4 by Moody's Investors Service or in the four highest bond ratings of, or rated SP-1+ through SP-2 by, Standard & Poor's Corporation in the case of short-term notes, and rated P-1 or P-2 in the case of Moody's Investors Service or A-1+ through A-2 by Standard & Poor's Corporation in the case of tax-exempt commercial paper. Depending on market conditions, it is expected that Municipal Bonds with maturities beyond five years will comprise a major portion of this Portfolio.

  The Insured Portfolio may invest only in Municipal Bonds that, at the time of purchase, either (1) are insured under an insurance policy purchased by the Fund or (2) are insured under an insurance policy obtained by the issuer thereof or any other party from an insurance carrier meeting the criteria of the Fund set forth below. The Fund has purchased from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA"), separate Mutual Fund Insurance Policies (the "Policies"), each of which guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Insured Portfolio ("Insured Municipal Bonds"). Consequently, some of the Insured Municipal Bonds in the Insured Portfolio may be insured by AMBAC, while others may be insured by MBIA or FSA. The Policies generally have the same characteristics and features. A Municipal Bond is eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. Additional information regarding these eligibility requirements is set forth in the Statement of Additional Information. In the event interest or principal on an Insured Municipal Bond is not paid when due, AMBAC or MBIA or FSA (depending on which Policy covers the bond) is obligated under its Policy to make payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy reduce the yield to shareholders.

  The Policies will be effective only as to Insured Municipal Bonds beneficially owned by the Insured Portfolio. In the event of a sale of any Municipal Bonds held by the Insured Portfolio, the issuer of the relevant Policy is liable only for those payments of interest and principal which are then due and owing. The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. It is the intention of the Insured Portfolio, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Fund's management may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. As the result of the value placed on the insurance with respect to securities held in the Insured Portfolio which were in default at the end of the Fund's last fiscal year, such securities were effectively valued at par. The Insured Portfolio will be unable to manage the portfolio to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See "Net Asset Value" in the Statement of Additional Information for a more complete description of the Insured Portfolios method of valuing defaulted securities and securities which have a significant risk of default. Further information with respect to the portfolio insurance is also set forth in the Statement of Additional Information.

  AMBAC, MBIA and FSA may not withdraw coverage on securities insured by their Policies and held by the Insured Portfolio so long as they remain in the Portfolio. AMBAC, MBIA and FSA may not cancel their Policies for any reason except failure to pay premiums when due. AMBAC and FSA have reserved the right at any time upon written notice to the Fund to refuse to insure any additional municipal securities purchased by the Insured Portfolio after the effective date of such notice. The Board of Directors of the Fund has reserved the right to terminate any of the Policies if it determines that the benefits to the Insured Portfolio of having its portfolio insured are not justified by the expense involved.

  The premiums for the Policies are paid by the Insured Portfolio and the yield on the Portfolio is reduced thereby. The Investment Adviser estimates that the current cost of the annual premiums will range from approximately .08% to .20% of the average net assets of the Insured Portfolio. The estimate is based on the expected composition of the Portfolio.

                               NATIONAL PORTFOLIO

  The National Portfolio invests in a portfolio primarily of medium to lower grade Municipal Bonds with maturities beyond five years. This Portfolio normally can be expected to offer the highest yields of the three Portfolios, but it will also be subject to the highest market and financial risks. Because an investment in the National Portfolio entails relatively greater risks, it may not be an appropriate investment for all investors.

  The investment policies of the National Portfolio are not governed by specific rating categories. Management of the Fund will seek primarily medium and lower grade Municipal Bonds, including short-term tax-exempt notes, tax-exempt commercial paper and variable rate tax-exempt demand notes. Medium grade long-term debt obligations are those rated A and BBB by Standard & Poor's or A and Baa by Moody's and unrated obligations of comparable quality. Lower grade obligations (commonly known as "junk bonds") are those rated below BBB or Baa and unrated obligations of comparable quality. Lower grade obligations will generally be more speculative with respect to the capacity of the issuer to make interest and principal payments. Because issuers of Municipal Bonds having these characteristics may choose not to have their obligations rated, it is possible that a substantial portion of the National Portfolio's portfolio may consist of obligations which are not rated. Unrated bonds are not necessarily of lower quality than rated bonds, but the market for rated bonds is often broader. It is not the present intention of the Portfolio to invest over 35% of its assets in securities rated below Baa by Moody's or in securities rated below BBB by Standard & Poor's.

  Junk bonds are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of the Fund's management, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Ca or lower by Moody's) unless the Fund's management believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or which the Fund's management believes will be in default. The Statement of Additional Information contains a more detailed description of the risks involved in purchasing junk bonds.

  The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of the securities held by the National Portfolio during the year ended June 30, 1995:

                                                                       % MARKET
                                                                         VALUE
                                                                % NET  MUNICIPAL
                            RATING                              ASSETS   BONDS
                            ------                              ------ ---------
AAA............................................................  28.2    28.8
AA.............................................................  26.1    26.7
A..............................................................  19.1    19.5
BBB............................................................   8.0     8.2
BB.............................................................   6.8     7.0
NR*............................................................   9.6     9.8
                                                                 ----    ----
                                                                 92.3     100
                                                                 ====    ====

--------

* Bonds which are not rated by Standard & Poor's (including bonds not rated by any nationally recognized statistical rating organization). With respect to the percentage of the Portfolio's assets invested in such securities, the Investment Adviser believes that 2.0% are of comparable quality to bonds rated AAA, .01% are of comparable quality to bonds rated AA, 0.3% are of comparable quality to bonds rated A, 3.3% are of comparable quality to bonds rated BBB, 3.9% are of comparable quality to bonds rated BB. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's or any other rating agency if such an agency were to rate the security.

  It is expected that the National Portfolio will consist primarily of revenue bonds emphasizing hospital, health care, public utility and housing issues.

                           LIMITED MATURITY PORTFOLIO

  The Limited Maturity Portfolio invests in a portfolio primarily of short-term investment grade Municipal Bonds. Municipal Bonds in the Limited Maturity Portfolio will be either Municipal Bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The Limited Maturity Portfolio will treat Municipal Bonds which it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such Bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Limited Maturity Portfolio can be expected to offer a lower yield than the longer-term Portfolios. Interest rates on short-term Municipal Bonds may fluctuate more widely from time to time than interest rates on long-term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Limited Maturity Portfolio can be expected to fluctuate less in value as a result of changes in interest rates.

  The Limited Maturity Portfolio will invest only in Municipal Bonds rated at the date of purchase in the four highest ratings of Standard & Poor's (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) in the case of long-term debt, rated by Moody's as MIG 1 through MIG 4 or in the four highest bond ratings of, or rated SP-1+ through SP-2 by, Standard & Poor's in the case of short-term tax-exempt notes, and rated by Moody's P-1 through P-2 or rated A-1+ through A-3 by Standard & Poor's in the case of tax-exempt commercial paper. The Limited Maturity Portfolio will also invest in other Municipal Bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The Limited Maturity Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating lower than those set forth above.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately- operated facilities, including pollution control facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is exempt from federal income tax. Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, variable rate demand notes and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.

  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Portfolio may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. When a Portfolio engages in when-issued and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Portfolio's missing the opportunity of obtaining a price considered to be advantageous. The Fund will maintain a separate account as its custodian bank consisting of cash or liquid Municipal Bonds (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  Variable rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

  The Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

  The Fund has been advised by its counsel to the effect that the interest received on Participating VRDNs will be treated as interest from tax-exempt obligations as long as the Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than a limited amount of its total assets in Participating VRDNs.

  Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of a Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Bonds in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Bonds and the obligations of the issuers of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and such laws, if any, that may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payment of principal of and interest on Municipal Bonds.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Portfolios to pay "exempt-interest" dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Dividends, Distributions and Taxes."

FORWARD COMMITMENTS

  Each Portfolio may purchase Municipal Bonds on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Portfolio will be established with its custodian consisting of cash or liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES CONTRACTS AND DERIVATIVES

  The National Portfolio and the Limited Maturity Portfolio (collectively, the "Portfolios") are authorized to purchase and sell certain financial futures contracts ("futures contracts") and options on such futures contracts solely for the purpose of hedging their investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities the Portfolios intend to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  The Portfolios intend to trade in futures contracts based upon The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds, and to engage in transactions in exchange-traded futures contracts on U.S. Treasury securities and options on such futures. If making or accepting delivery of the underlying commodity is not desired, a position in a futures contract or an option on a futures contract may be terminated only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid market for such contract. If it is not economically practicable, or otherwise possible to close a futures position or certain option positions entered into by a Portfolio, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of its contracts. The inability to close futures or options positions could also have an adverse impact on the Portfolio's ability to hedge effectively. There is also risk of loss by a Portfolio of margin deposits in the event of bankruptcy, of a broker with whom the Portfolio has an open position in a futures contract, or the exchange or clearing organization on which that contract is traded. The Portfolios may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes which may become available, if the Investment Adviser believes such contracts would be appropriate for hedging the Portfolios' investments in Municipal Bonds.

  Utilization of futures or option contracts involves the risk of imperfect correlation in movements in the price of such contracts and movements in the price of the security or securities which are the subject of the hedge. If the price of the futures or option contract moves more or less than the price of the security or securities that are the subject of the hedge, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of such security, which could occur as a result of many factors, including where the securities underlying futures or option contracts have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for an index futures contract. The trading of futures contracts or options on futures contracts based on indexes of securities also involves a risk of imperfect correlation between the value of the futures contracts and the value of the underlying index. The anticipated spread between such values or in the correlation between the futures contract and the underlying security may be affected by differences in markets, such as margin requirements, market liquidity and the participation of speculators in the futures markets. Moreover, when a Portfolio enters into transactions in futures contracts on U.S. Treasury securities, or options on such contracts, the underlying securities will not correspond to securities held by the Portfolio. Finally, in the case of futures contracts on U.S. Treasury securities and options on such futures contracts, the anticipated correlation of price movements between U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolios' being deemed to be "commodity pools," as defined under such regulations, provided that certain restrictions are adhered to. In particular, among other requirements, the Portfolios may either (a) purchase and sell futures contracts only for bona fide hedging purposes, as defined under CFTC regulations, or (b) limit any transaction not qualifying as bona fide hedging so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the Portfolio's net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When either Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or other short-term high grade fixed income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin and option premiums held in the account of its broker equals the value represented by the futures contract, as reflected by its daily settlement price, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

  Reference is made to the Statement of Additional Information for further information on financial futures contracts.

  The Fund may invest in a variety of instruments which may be characterized as "Derivative Securities." The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Manager believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund which allows the Manager to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 10% of the Fund's net assets.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (including a majority of the shares of each Portfolio). One such restriction prohibits the Fund from entering into a repurchase agreement if, as a result thereof, more than 10% of the total assets of any Portfolio (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                               INVESTMENT ADVISER

  The investment adviser to the Fund is Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Asset Management L.P. ("MLAM"), an indirect subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch. The address of FAM is P.O. Box 9011, Princeton,

New Jersey 08543-9011. FAM or MLAM acts as the Investment Adviser for more than 130 registered investment companies. As of September 30, 1995, the Investment Adviser and MLAM had a total of $189.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the investment adviser.

  Kenneth A. Jacob has served as the Portfolio Manager for the Insured and National Portfolios since 1995 and is primarily responsible for the Fund's day-to-day management of those portfolios. He has served as Vice President of the Investment Adviser since 1984. Peter J. Hayes has served as the Portfolio Manager for the Limited Maturity Portfolio since 1995 and has served as a Vice President of the Investment Adviser since 1988.

  FAM, subject to the general supervision of the Fund's Board of Directors, renders investment advice to the Fund and is responsible for the overall management of the Fund's business affairs. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. For the year ended June 30, 1995, FAM received in fees from the Fund $19,535,878, of which $9,408,013 was received with respect to the Insured Portfolio (representing 0.36% of its average net assets), $7,415,203 was received with respect to the National Portfolio (representing 0.48% of its average net assets) and $2,712,662 was received with respect to the Limited Maturity Portfolio (representing 0.33% of its average net assets).

  The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund's total expenses for the year ended June 30, 1995 were $33,362,687, of which $17,372,151 was attributable to the Insured Portfolio (representing .43% of average net assets for Class A shares, 1.19% of average net assets for Class B shares, 1.23% of average net assets for Class C shares, and .68% of average net assets for Class D shares). $12,052,998 was attributable to the National Portfolio (representing .56% of average net assets for Class A shares, 1.32% of average net assets for Class B shares, 1.37% of average net assets for Class C shares, and .81% of average net assets for Class D shares), and $3,937,538 was attributable to the Limited Maturity Portfolio (representing .41% of average net assets for Class A shares, .78% of average net assets for Class B shares, .70% of average net assets for Class C shares, and .53% of average net assets for Class D shares). FAM was not required to reduce its fee or reimburse any of the Fund's expenses for the 1995 fiscal year.

  The Fund pays certain expenses incurred in its operations including, among other things, taxes; expenses for legal and auditing services; and costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended June 30, 1995, the Fund reimbursed the Investment Adviser $383,875 for accounting services of which $179,937 was attributable to the Insured Portfolio, $112,483 was received with respect to the National Portfolio and $91,455 was received with respect to the Limited Maturity Portfolio.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. ("FDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, FDS receives an annual fee of $11.00 per shareholder account for Class A or Class D shares of the Portfolios and $14.00 per shareholder account for Class B or Class C shares of the Portfolios, and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the year ended June 30, 1995, the Insured, National and Limited Maturity Portfolios of the Fund incurred fees of $1,012,108, $727,946 and $303,802, respectively, pursuant to the Transfer Agency Agreement. At September 30, 1995, the Fund had 64,162 Class A shareholder accounts, 41,666 Class B shareholder accounts, 1,036 Class C shareholder accounts and 917 Class D shareholder accounts. At these levels of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $1,313,697 plus out-of-pocket expenses.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                                   DIRECTORS

  The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

The Directors of the Fund are:

  Arthur Zeikel*--President of MLAM and FAM, Executive Vice President of Merrill Lynch & Co, Inc. ("ML & Co.") Director of the Distributor; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of Merrill Lynch; Director of the Distributor.

  Ronald W. Forbes--Associate Professor of Finance, School of Business, State University of New York at Albany.

  Cynthia A. Montgomery--Professor, Harvard Business School since 1989.

  Charles C. Reilly--Adjunct Professor, Columbia University Graduate School of Business.

  Kevin A. Ryan--Professor of Education at Boston University since 1982. Founder and current Director of the Boston University Center for Advancement of Ethics and Character.

  Richard R. West--Professor of Finance at New York University School of Business Administration.
--------
* Interested person, as defined in the Investment Company Act of 1940, of the Fund.

                              PURCHASE OF SHARES

  Each Portfolio offers its shares in four classes at a public offering price equal to the net asset value plus varying sales charges as set forth below. Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Investment Adviser and Merrill Lynch, acts as the Distributor of the shares. Class C shares of the Limited Maturity Portfolio are offered only through the Exchange Privilege. See p. 49.

  Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements; however, only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares. The Fund is offering shares in four classes of its Portfolios at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase (the "initial sales charge alternative") or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. Net asset value per share will be determined in the manner set forth under "Net Asset Value." The minimum initial purchase in each Portfolio is $1,000 and the minimum subsequent purchase in each Portfolio is $50. Merrill Lynch may charge its customers an processing fee (currently $4.85) to confirm a sale of shares. Purchases directly through the Fund's transfer agent are not subject to the processing fee.

  Because retirement plans qualified under Section 401 of the Internal Revenue Code will be unable to benefit from the tax-exempt dividends of the Fund, the shares of the Fund may not be suitable investments for such retirement plans.

  Each of the Portfolios issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D shares are sold to investors choosing the initial sales charge alternative and shares of Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another Fund.

  Investors should determine whether under their particular circumstances it is more advantageous to incur the initial sales charge or to have the initial purchase price invested with the Portfolio with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under the Merrill Lynch Select Pricing SM
System on page 8. Each Class A, Class B, Class C and Class D share of a Portfolio represents identical interests in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privileges".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following tables set forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.

                        INSURED AND NATIONAL PORTFOLIOS

                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(1)            FEE         FEE             FEATURE
---------------------------------------------------------------------------------------
    A      Maximum 4.00% initial sales      No           No                No
                   charge(2)(3)
---------------------------------------------------------------------------------------
    B     CDSC for a period of 4 years,    0.25%        0.50%     B shares convert to
          at a rate of 4.0% during the                           D shares automatically
           first year, decreasing 1.0%                            after approximately
                 annually to 0.0%                                     ten years(4)
---------------------------------------------------------------------------------------
    C        1.0% CDSC for one year        0.25%        0.55%              No
            decreasing to 0.00% after
                 the first year
---------------------------------------------------------------------------------------
    D         Maximum 4.00% initial        0.25%         No                No
                 sales charge(3)


                          LIMITED MATURITY PORTFOLIO

                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS          SALES CHARGE(1)            FEE         FEE             FEATURE
---------------------------------------------------------------------------------------
    A      Maximum 1.00% initial sales      No           No                No
                   charge(2)(3)
---------------------------------------------------------------------------------------
    B        CDSC at a rate of 1.00%       0.15%        0.20%     B shares convert to
             during the first year,                              D shares automatically
          decreasing to 0.0% after the                            after approximately
                   first year                                         ten years(4)
---------------------------------------------------------------------------------------
  C(5)       1.0% CDSC for one year        0.15%        0.20%              No
          decreasing to 0.00% after the
                   first year
---------------------------------------------------------------------------------------
    D         Maximum 1.00% initial        0.10%         No                No
                 sales charge(3)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more for the Insured and National Portfolios. Reduced for purchases of $100,000 or more for Limited Maturity Portfolio. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for the Insured and National Portfolios and .20% CDSC for the Limited Maturity Portfolio, for one year.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a eight-year conversion period. If Class B shares of a Portfolio are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(5) Class C shares of the Limited Maturity Portfolio are offered only through the Exchange Privilege. See p. 49.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The initial sales charges, computed as indicated below, are reduced on larger purchases. The Distributor may reallow discounts to securities dealers with whom it has agreements and retain the balance over such discount. At times the Distributor may reallow the entire sales charge to selected dealers, in which case such dealers may be deemed to be underwriters within the meaning of the Securities Act of 1933 and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it.

  The public offering price of Class A and Class D shares of the Portfolios, for purchasers choosing the initial sales charge alternative, is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below:

         CLASS A AND CLASS D SHARES OF INSURED AND NATIONAL PORTFOLIOS

                                              SALES CHARGE
                         -------------------------------------------------------
                                                                 DISCOUNT TO
                          SALES LOAD AS     SALES LOAD AS    SELECT DEALERS AS A
                         A PERCENTAGE OF  A PERCENTAGE* OF      PERCENTAGE OF
AMOUNT OF PURCHASE       OFFERING PRICE  NET AMOUNT INVESTED   OFFERING PRICE
------------------       --------------- ------------------- -------------------
Less than $25,000.......      4.00%             4.17%               3.75%
$25,000 but less than
 $50,000................      3.75              3.90                3.50
$50,000 but less than
 $100,000...............      3.25              3.36                3.00
$100,000 but less than
 $250,000...............      2.50              2.56                2.25
$250,000 but less than
 $1,000,000.............      1.50              1.52                1.25
$1,000,000 and over**...      0.00               .00                 .00

            CLASS A AND CLASS D SHARES OF LIMITED MATURITY PORTFOLIO

                                              SALES CHARGE
                         -------------------------------------------------------
                                                                 DISCOUNT TO
                          SALES LOAD AS     SALES LOAD AS    SELECT DEALERS AS A
                         A PERCENTAGE OF  A PERCENTAGE* OF      PERCENTAGE OF
AMOUNT OF PURCHASE       OFFERING PRICE  NET AMOUNT INVESTED   OFFERING PRICE
------------------       --------------- ------------------- -------------------
Less than $100,000......      1.00%             1.01%                .95%
$100,000 but less than
 $250,000...............       .75               .75                 .70
$250,000 but less than
 $500,000...............       .50               .50                 .45
$500,000 but less than
 $1,000,000.............       .30               .30                 .27
$1,000,000 and over**...       .00               .00                 .00

--------
* Rounded to the nearest one-hundredth percent.

** The initial sales charges may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994, but such purchases will be subject to a CDSC of 1% for the Insured and National Portfolios and 0.20% for the Limited Maturity Portfolio, if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: .75% on purchases of $1,000,000 to $2,500,000; .40% on purchases of $2,500,001 to $3,500,000; .25% on purchases of $3,500,001 to $5,000,000; and .20% on purchases of more than $5,000,000 for the Insured Portfolio and National Portfolio in lieu of paying an initial sales charge. Class A purchases of the Limited Maturity Portfolio made prior to October 21, 1994 may be subject to a CDSC of 0.20% on purchases of more than $1,000,000 if the shares are redeemed within one year of purchase in lieu of paying the initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). During the fiscal year ended June 30, 1995, the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio sold 17,244,995, 3,950,018 and 5,989,549 Class A shares, respectively, for aggregate net proceeds of $133,588,440, $38,999,667 and $58,950,508, respectively. The gross sales charges for the sale of Class A shares of the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio for that period were $349,009, $236,395, $79,531 of which Merrill Lynch received $316,110 for the Insured Portfolio, $214,728 for the National Portfolio and $70,749 for the Limited Maturity Portfolio and the Distributor received $32,899 for the Insured Portfolio, $21,667 for the National Portfolio and $8,782 for the Limited Maturity Portfolio. For the fiscal year ended June 30, 1995, the Distributor did not receive any CDSCs for the Insured and National Portfolios with respect to Class A shares but did receive CDSC's of $13,802 for the Limited Maturity Portfolio with respect to redemption of Class A shares all of which were paid to Merrill Lynch.

  For the period October 21, 1994 (commencement of operations) through June 30, 1995, the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio sold 5,713,054, 5,900,638, and 2,889,627 Class D shares, respectively, for aggregate net proceeds of $43,851,761, $57,599,450 and $28,392,515, respectively. The gross sales charges for the sale of Class D shares of the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio for that period were $113,008, $121,419, and $12,074, of which the Distributor received $10,320 for the Insured Portfolio, $6,515 for the National Portfolio, $635 for the Limited Maturity Portfolio and Merrill Lynch received $102,688 for the Insured Portfolio, $114,904 for the National Portfolio and $11,439 for the Limited Maturity Portfolio. For the period October 21, 1994 (commencement of operations) to June 30, 1995 the Distributor did not receive any CDSC's for redemption of Class D shares of the Insured and National Portfolios, but did receive CDSC's of $800 for the Limited Maturity Portfolio with respect to redemptions of Class D shares all of which were paid to Merrill Lynch.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account, including participants in the Merrill Lynch BlueprintSM program, are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs, including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  As to purchase orders received by selected dealers prior to the close of the New York Stock Exchange, which includes orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 4:30 P.M., New York City time, on that day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the Municipal Bond markets, or otherwise.

  Payment by Wire. To purchase shares by wiring Federal Funds, payment should be wired to The Bank of New York, New York City. Shareholders should give their financial institutions the following wiring instructions, ABA #021000018, DDA #902233, Merrill Lynch Financial Data Services, Inc. For all communications regarding existing accounts, please indicate the name of the Portfolio, the shareholder's account number, and the shareholder's name. Instructions for new accounts should specify name, address and social security number of each person in whose name the shares are to be registered and the name of the Portfolio. Failure to submit the required information may delay investment.

  If Federal Funds are received by the Transfer Agent by 11:00 A.M., shares of the Portfolio will be issued that day based upon the net asset value of the Portfolio determined as of the close of regular trading on the New York Stock Exchange that day. Shares begin accruing dividends so long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. Since purchases of shares of the Fund are normally effected on the basis of a five-business-day settlement procedure, this method of payment provides an expeditious method of investing in the Portfolios of the Fund. Many of the Municipal Bonds in which a Portfolio invests do not trade on the basis of one-day settlements, and, since the only municipal securities that a Portfolio may acquire on a one-day settlement offer lower yields, if a substantial amount is invested by wire transfer this may have the effect of decreasing the yield in that Portfolio. The Fund is not responsible for delays in the wiring system.

  The minimum purchase for payment by wire is $1,000, except that the minimum purchase for payment by wire for new accounts is $5,000.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors."

  Class D shares are also offered at net asset value without sales charge to an investor who has a business relationship with a financial consultant if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investments for such accounts is $500, except that the initial minimum investments for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the Insured and National Portfolios are subject to a four year CDSC and Class B shares of the Limited Maturity Portfolio are subject to a one year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the relevant Portfolio and thereafter will be subject to lower continuing fees. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% (in the case of the National and Insured Portfolios) and 0.15% (in the case of the Limited Maturity Portfolio) of net assets. Class B and Class C shares of the Insured and National Portfolios are subject to distribution fees 0.50% and 0.55%, respectively of the net assets. Class B and Class C shares of the Limited Maturity portfolio are subject to a distribution fee of 0.20%. See "Distribution Plans." The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B of a Portfolio shares will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders on the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privileges" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charge--Class B Shares. Class B shares of the Insured and National Portfolios redeemed within four years of purchase for the National and Insured Portfolios and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on the redemption of shares received upon the reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the contingent deferred sales charge on Class B shares applicable for the period starting October 21, 1994:

                                                            CONTINGENT DEFERRED
         INSURED OR                                          SALES CHARGE AS A
    NATIONAL PORTFOLIO:                                        PERCENTAGE OF
    YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
        PAYMENT MADE                                         SUBJECT TO CHARGE
    -------------------                                     -------------------
       0-1.................................................        4.0%
       1-2.................................................        3.0%
       2-3.................................................        2.0%
       3-4.................................................        1.0%
       4 and thereafter....................................        0.0%

                                                            CONTINGENT DEFERRED
      LIMITED MATURITY                                       SALES CHARGE AS A
         PORTFOLIO:                                            PERCENTAGE OF
    YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
        PAYMENT MADE                                         SUBJECT TO CHARGE
    -------------------                                     -------------------
       0-1.................................................        1.0%
       1 and thereafter....................................        0.0%

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the Insured and National Portfolios, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the applicable four-year period. It will be assumed, with respect to the Limited Maturity Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 Class B shares of the Insured Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

  The Class B CDSC also is waived on redemptions of shares placing purchase orders through Merrill Lynch Blueprint SM Program. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  The CDSC is also waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account available through employers providing eligible 401(K) plans.

  For the fiscal year ended June 30, 1995, the Distributor received $3,263,991 in contingent deferred sales charges for Class B shares, amounting to $1,840,608, $1,036,339, and $387,044 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the contingent deferred sales charge on the Class C shares of the Insured, National and Limited Maturity
Portfolios:

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                        YEAR SINCE PURCHASE                     DOLLAR AMOUNT
                           PAYMENT MADE                       SUBJECT TO CHARGE
                        -------------------                  -------------------
       0-1..................................................         1.0%
       thereafter...........................................         0.0%

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the period October 21, 1994 (commencement of operations) to June 30, 1995, the Distributor received $11,241 in contingent deferred sales charges for Class C shares, amounting to $5,361, $3,219 and $2,661 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares of a Portfolio will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% (in the case of Insured Portfolio and National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% (in the case of the Class B, Class C and Class D shares of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of Class B and Class C shares of the Limited Maturity) and 0.10% (in the case of the Class D shares of the Limited Maturity Portfolio) of the average daily net assets of the Portfolio attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55% for the Class B and Class C shares, respectively, of the Insured and National Portfolios and 0.20% for the Class B and Class C shares of the Limited Maturity Portfolio of the average daily net assets of the Portfolio attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the Insured Portfolio and National Portfolio) and 0.35% (in the case of the Limited Maturity Portfolio) of the average daily net assets of the Class B shares of the respective Portfolio's (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled. For the fiscal year ended June 30, 1995, the Insured, National, and Limited Maturity Portfolios paid the Distributor $6,068,445, $3,222,144 and $509,545, respectively, pursuant to the Prior Plan and the Class B Distribution Plan (based on average net assets subject to the Prior Plan and the Class B Distribution Plan of approximately $804.6 million, $427.3 million, and $144.8 million, respectively) all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal period ended October 21, 1994 (commencement of operations) through June 30, 1995, the Insured, National and Limited Maturity Portfolios paid the Distributor $19,066, $13,868 and $2,688, respectively, pursuant to the Prior Plan and the Class C Distribution Plan (based on average net assets subject to the Prior Plan and the Class C Distribution Plan of approximately $3.5 million, $1.7 million and $1.8 million, respectively) all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal period ended October 21, 1994 (commencement of operations) through June 30, 1995, the Insured, National and Limited Maturity Portfolios paid the Distributor $29,774, $24,626 and $4,973, respectively, pursuant to the Prior Plan and the Class D Distribution Plan (based on average net assets subject to the Prior Plan and the Class D Distribution Plan of approximately $17.2 million, $9.8 million and $7.2 million, respectively) all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.

  At September 30, 1995 the net assets of the Insured, National, and Limited Maturity Portfolios subject to the Class B Distribution Plan aggregated $761.7 million, $408.4 million and $98.1 million, respectively. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $5.7 million, $3.1 million and $343,261, respectively. At September 30, 1995 the net assets of the Insured, National and Limited Maturity Portfolios subject to the Class C Distribution Plan aggregated $9.5 million, $6.9 million and $1.0 million, respectively. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $75,867, $54,918 and $3,596, respectively. At September 30, 1995 the net assets of the Insured, National and Limited Maturity Portfolios subject to the Class D Distribution Plan aggregated $31.7 million, $22.5 million and $14.7 million, respectively. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $79,192, $56,249 and $14,706, respectively. The Class B and Class C Distribution Plans are designed to permit an investor to purchase Class B and Class C shares through dealers without assessment of a front-end sales load and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B shares. In this regard, the purpose and function of the distribution fee and the CDSC are the same as those of the initial sales charge with respect to the Class A shares and Class D shares of the Portfolio in that the deferred sales charges provide for the financing of the distribution of such Portfolio's Class B shares.


  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses incurred by the Distributor and Merrill Lynch is presented to the directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31, of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of account maintenance fees, the distribution fees, the contingent deferred sales charges and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction procession expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees, the contingent deferred sales charges and expenses consist of financial consultant compensation. As of December 31, 1994, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch since October 21, 1988 (commencement of operations) with respect to Class B shares of the Insured Portfolio exceeded fully allocated accrual revenues for that period by $3,284,000 (0.49% of the Insured Portfolio's net assets at that date), and the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch during that period with respect to Class B shares of the National Portfolio exceeded fully allocated accrual revenues for that period by $3,101,000 (0.77% of the National Portfolio's net assets at that date). The fully allocated accrual expenses incurred by the Distributor and Merrill Lynch during the period from November 2, 1992 to December 31, 1994 with respect to Class B shares of the Limited Maturity Portfolio exceeded revenues by $151,000 (0.10% of the Limited Maturity Portfolio's net assets at that date). As of June 30, 1995, direct cash revenues received with respect to the Insured Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses incurred with respect to the Insured Portfolio by $20,157,194 (2.58% of the Insured Portfolio's net assets at that date), and direct cash revenues received with respect to the National Portfolio for the same period exceeded direct cash expenses incurred with respect to the National Portfolio by $8,819,060 (2.10% of the National Portfolio's net assets at that date). As of June 30, 1995, direct cash revenues received with respect to the Limited Maturity Portfolio for the period since November 2, 1992 (commencement of operations) exceeded direct cash expenses incurred with respect to the Limited Maturity Portfolio by $1,011,353 (.78% of the Limited Maturity Portfolio's net assets at that date).

  With respect to Class C shares, from commencement of operations on October 21, 1994 to June 30, 1995 direct cash revenues of the Insured Portfolio, exceeded direct cash expenses by $12,822 (.17% of the Insured Portfolio net assets at that date); direct cash revenues received with respect to the National Portfolio exceeded direct cash expenses by $9,140 (.18% of the National Portfolio net assets at that date); direct cash revenues received with respect to the Limited Maturity Fund exceeded direct cash expenses by $5,344 (.13% of the Limited Maturity Portfolio net assets at that date.

  The Fund has no obligation with respect to distribution and/or account maintenance related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuation of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each Class of a Portfolio separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to the one class of a Portfolio will not be used to subsidize the sale of shares of another class of the same Portfolio or of any class of another Portfolio. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C but not the account maintenance fees. The maximum sales charge rule is applied separately to each class and Portfolio. As applicable to a Portfolio, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares of that Portfolio , computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective classes, computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share of the Portfolio next determined after the initial receipt of proper notice of redemption. Except for any contingent deferred sales load which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends declared through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the relevant Portfolio at such time. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. As set forth below, special procedures are available pursuant to which shareholders may redeem by check.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by the certificate(s) for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear on the Transfer Agent's register or on the certificate(s), as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of eligible guarantor institutions include most commercial banks and other broker dealers (including for example, Merrill Lynch branch offices). Information regarding other financial institutions which qualify as "eligible guarantor institutions" may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certifica tes, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time, not exceeding ten days, as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed ten days.

REPURCHASE

  The Fund will also repurchase shares of each Portfolio through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and is received by the Fund from the dealer not later than 4:30 P.M., New York City time, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 4:30 P.M., New York City time, in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC); however, securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (currently $4.85) to confirm a repurchase of shares. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase. The exercise of this right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

  For shareholders redeeming through their listed securities dealer, payment for full and fractional shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  As described in further detail in the Statement of Additional Information, holders of Class A or Class D shares of any of the three Portfolios who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares of the same Portfolio, and class, as the case may be, in which they had invested at net asset value without a sales charge up to the dollar amount redeemed.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day. The net investment income of each Portfolio for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and Class B, Class C and Class D account maintenance and Class B and Class C distribution fees (if applicable), are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The per share dividend distributions on each class of shares of each of the three Portfolios will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

  Net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments. Any portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of any Portfolio or received in cash.

FEDERAL INCOME TAXES

  Each Portfolio of the Fund generally will be treated as a separate corporation for federal income tax purposes. Each Portfolio has qualified and expects to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies for that tax treatment, it will not be subject to federal income tax on that part of its net ordinary income and net realized long-term capital gains which it distributes to its shareholders.

  Each Portfolio has qualified and expects to continue to qualify to pay "exempt-interest" dividends as defined in the Code. If it so qualifies, dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio which are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio's shareholders within sixty days after the close of its taxable year may be treated by shareholders for all purposes as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Portfolio. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends. Also, any losses realized by individuals who dispose of shares of the Fund within six months of their purchase are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

  Each Portfolio may realize capital gains, which will constitute taxable income. Any distributions designated as capital gain dividends, i.e., as being made from the Portfolio's net long-term capital gains (whether from tax-exempt or taxable obligations) in a written notice furnished annually to shareholders are taxable to shareholders as long-term capital gains, regardless of a shareholder's holding period for shares of the Portfolio. In addition, if, after April 30, 1993, a Portfolio acquires tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount), any gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount.

  Dividends paid by each Portfolio from its taxable income (i.e., interest on money market securities) and distributions of net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income.

  Some shareholders may be subject to a 31% withholding tax ("backup withholding") on reportable dividends, capital gains distributions and redemption payments. Backup withholding is not required with respect to dividends representing "exempt-interest." Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Individual shareholders of the Fund may be subject to alternative minimum tax to the extent the Fund holds "private activity" bonds. The Fund expects that it will hold private activity bonds; however, in general, an individual shareholder filing a joint return who does not have any tax preference items subject to the alternative minimum tax other than income received from the Fund derived from private activity bonds would have to receive more than $45,000 of such income from the Fund before becoming subject to the alternative minimum tax.

  Exempt-interest dividends paid by the Fund, whether or not attributable to private activity bonds, may increase a corporate shareholder's alternative minimum taxable income. In addition, the payment of exempt- interest dividends may increase a corporate shareholder's liability for the environmental tax imposed on a corporation's alternative minimum taxable income (computed without regard to either the alternative tax net operating loss deduction or the environmental tax deduction) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax will be imposed even if the corporation is not required to pay an alternative minimum tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action either prospectively or retroactively. The Statement of Additional Information sets forth additional information regarding other tax aspects of investment in the Fund.

  Ordinary income and capital gains dividends may also be subject to State and local taxes.

STATE AND LOCAL TAXES

  Depending upon the extent of the Fund's activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Fund may be subject to the tax laws of such states or localities. In addition, the exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Fund is advised to consult his own tax adviser in that regard. The Fund will report annually the percentage of interest income received by each Portfolio during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.

                             PORTFOLIO TRANSACTIONS

  No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Municipal Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Portfolio consists primarily of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high-quality short-term Municipal Bonds. In addition, the Fund may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors which comply with rules adopted by the Securities and Exchange Commission. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

                              SHAREHOLDER SERVICES

  Each Portfolio offers a number of shareholder services designed to facilitate investment in its shares at no extra cost to the investor. Below is a description of these services. Full details as to each of these services and copies of the various plans described below can be obtained from the Fund.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained with the Transfer Agent has an Investment Account and will receive a statement, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchase and the reinvestment of ordinary income and long-term capital gains distributions. These statements will also show any other activity in the account since the preceding statement. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gain distributions. A shareholder may make additions to his Investment Account at any time by purchasing shares at the applicable public offering price either through a securities dealer which has entered into a selected dealers agreement with the Distributor or by mail directly to the Transfer Agent, acting as agent for the Distributor.

  Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan is available whereby the Transfer Agent is authorized through pre-authorized checks of $50 or more to charge the regular bank account of the shareholder on a monthly basis to provide systematic additions of shares of the Fund to the shareholder's Investment Account. Shareholders whose positions in any Portfolio of the Fund are maintained in a CMA(R) account may participate in the CMA Automated Investment Program, through which investments in any Portfolio of the Fund may be made on a regularly scheduled basis ranging from weekly to semiannually in amounts of $100 or more.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specified instructions are given as to the method of payment of monthly dividends and annual capital gains distributions, they will automatically be reinvested in additional shares of the respective

Portfolio. Such reinvestment will be at the net asset value of the shares of the respective Portfolio, without sales charge, as of the close of business on the payable date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed by the Transfer Agent as soon as practicable after the payment date, which is the last day of each month.

  A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directed to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  As described in further detail in the Statement of Additional Information, a holder of Class A or Class D shares of any of the three Portfolios may elect to make systematic withdrawals from his or her Investment Account on either a monthly or calendar quarterly basis.

EXCHANGE PRIVILEGES

  Shareholders of each class of shares of a Portfolio who have held all or part of their shares in the Portfolio for at least 15 days may exchange their shares for shares of certain other Portfolios of the Fund, or with certain other MLAM-advised mutual funds.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. If the Class A shareholder wants to exchange Class A shares for shares of other Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at that time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares of a Portfolio will be exchangeable with shares of the same class of another Portfolio or other MLAM-advised mutual funds. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.

  Shares of a Portfolio which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other fund or Portfolio.

  Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Portfolio acquired through use of the exchange privilege will be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privileges" in the Statement of Additional Information.

  Each Portfolio's exchange privilege is also modified with respect to purchases of Class A and Class D shares under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of an MLAM-advised mutual fund for Class A or Class D shares of a Portfolio of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of each Portfolio is determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York City time), on each day that the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the sum of the value of the portfolio securities held by each Portfolio plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to FAM, account maintenance and/or distribution fees payable to the distributor are accrued daily.

  The per share net asset value of Class A shares of a Portfolio generally will be higher than the per share net asset value of shares of the other classes of that Portfolio, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance and higher transfer agency fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of expense accrual differentials among the classes.

PERFORMANCE DATA

  From time to time the Fund may include its average annual total return, yield and tax equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax equivalent yield are computed separately for the Class A, Class B, Class C and Class D shares of the Portfolios in accordance with formulas specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period, such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid with respect to all shares of a Portfolio, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that distribution fees, account maintenance fees and any incremental transfer agency costs relating to a class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Portfolios in any advertisement or information including performance data for such Portfolios.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ending June 30, 1995 for National Portfolio Class A shares was 5.39%, 4.84% for Class B shares, 4.79% for Class C shares and 5.14% for

Class D shares. The yield for the 30-day period ending June 30, 1995 for Insured Portfolio Class A shares was 5.07%, 4.50% for Class B shares, 4.54% for Class C shares and 4.83% for Class D shares and for Limited Maturity Portfolio Class A shares was 3.66%, 3.33% for Class B shares, 3.49% for Class C shares and 3.56% for Class D shares. The tax-equivalent yield for the same period (based on a tax rate of 28%) for National Portfolio Class A shares was 7.49%, 6.72% for the Class B shares, 6.65% for Class C shares and 7.14% for Class D shares. The tax equivalent yield for the same period (based on a tax rate of 28%) for Insured Portfolio Class A shares was 7.04%, 6.25% for the Class B shares, 6.31% for Class C shares and 6.71% for Class D shares. The tax equivalent yield for the same period (based on a tax rate of 28%) for Limited Maturity Portfolio Class A shares was 5.08%, 4.63% for Class B shares, 4.85% for Class C shares and 4.94% for Class D shares.

  Total return, yield and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

RATING INFORMATION

    Descriptions of Moody's Investors Service, Inc.'s Municipal Bond Ratings

  Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa-Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2 denotes high quality. Margins of protection are ample although not so large as in the preceding group; MIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                Descriptions of Moody's Commercial Paper Ratings

  Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations having an original maturity not in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

 Descriptions of Standard & Poor's Ratings Group's Municipal Debt Ratings

  A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

I.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

   AAA    Debt rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA     Debt rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
   A      Debt rated "A" have a strong capacity to pay interest and repay principal al-
          though they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

   BBB    Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
   BB     Debt rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly
   B      speculative with respect to capacity to pay interest and repay principal in ac-
   CCC    cordance with the terms of the obligation. "BB" indicates the lowest degree of
   CC     speculation and "CC" the highest of speculation. While such debts will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
   C      The rating "C" is reserved for income bonds on which no interest is being paid.
   D      Debt rated "D" is in default, and payment of interest and/or repayment of princi-
          pal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   NR     Indicates that no rating has been requested, that there is insufficient informa-
          tion on which to base a rating or that Standard & Poor's does not rate a particu-
          lar type of obligation as a matter of policy.

Descriptions of Standard & Poor's Ratings Group's Commercial Paper Ratings

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

   A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
   A-1    This designation indicates that the degree of safety regarding timely payment is very strong.
   A-2    Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
   A-3    Issues carrying this designation have a satisfactory capacity for timely payment.
          They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
   B      Issues rated "B" are regarded as having only an adequate capacity for timely pay-
          ment. However, such capacity may be damaged by changing conditions or short-term adversities.
   C      This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
   D      This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

      Descriptions of Standard & Poor's Ratings Group's Note Ratings

  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

  SP-1
     Very strong, or strong, capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

  SP-2
     Satisfactory capacity to pay principal and interest.

  SP-3
     Speculative capacity to pay principal and interest.

ORGANIZATION OF THE FUND

  The Fund, a Maryland corporation, is a diversified, open-end management investment company that commenced operations on October 21, 1977. Prior to September 21, 1979, the Fund consisted solely of the Insured Portfolio. Currently, the Fund is comprised of three separate Portfolios: Insured Portfolio, National Portfolio and Limited Maturity Portfolio.

  The authorized capital stock of the Fund consists of 3,850,000,000 shares of Common Stock, divided into three series, each of which is divided into four classes, having a par value of $0.10 per share. The shares of Insured Portfolio Series Common Stock (500,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 500,000,000 Class D shares authorized), High Yield Portfolio Series Common Stock (375,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 375,000,000 Class D shares authorized), which does business under the name "National Portfolio," and Limited Maturity Portfolio Series Common Stock (150,000,000 Class A, 150,000,000 Class B shares, 150,000,000 Class C shares, 150,000,000 Class D shares authorized) are divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each Class A, Class B, Class C and Class D share of common stock of each of the Portfolios represents an interest in the same assets of such Portfolio and are identical in all respects to the shares of the other classes except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each Class of shares of a Portfolio has exclusive voting rights with respect to matters relating to account maintenance services and distribution expenditures relative to that Portfolio, as applicable. Only shares of each respective Portfolio are entitled to vote on matters concerning only that Portfolio. The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares of the Portfolios. The Directors of the Fund may classify and reclassify the shares of the Fund into additional series or classes of Common Stock at a future date. The creation of additional classes would require an additional order from the Securities and Exchange Commission. There is no assurance that such an additional order will be issued.

  Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolios and in net assets of the respective Portfolios upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except, as noted above, the Class B, Class C and Class D shares of the Portfolios bear certain expenses related to the distribution of such shares. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights. Shares have the conversion rights described in this Prospectus. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "Redemption of Shares." Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders are entitled to redeem their shares as set forth under "Redemption of Shares."

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, is the Fund's custodian.

COUNSEL AND AUDITOR

  Rogers & Wells, Counsel to the Fund, passes upon legal matters for the Fund in connection with the shares offered by this Prospectus. Deloitte & Touche LLP, independent auditors, are auditors of the Fund.

SHAREHOLDER REPORTS

  The Fund issues to its shareholders quarterly reports containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.

    P.O. Box 45289
    Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

ADDITIONAL INFORMATION

  This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Statement of Additional Information, dated October 21, 1995, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

       MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
      Insured Portfolio[_] Class A shares [_] Class B shares [_] Class C shares [_] Class D shares
      National Portfolio[_] Class A shares  [_] Class B shares  [_] Class
      C shares  [_] Class D shares
      Limited Maturity Portfolio[_] Class A shares [_] Class B shares [_] Class D shares of Merrill Lynch Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
                 First Name             Initial            Last Name
Name of Co-Owner (if any)......................................................
                    First Name           Initial           Last Name
Address.......................................... Date........................
 .................................................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                                          Long-Term Capital
     Ordinary Income Dividends            Gains
                                               [_] Reinvest
                                          Select One:
                                               [_] Cash
     Select One:
             [_] Reinvest
             [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
[_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Municipal Bond Fund Authorization Form.

Specify type of account (check one) [_] checking  [_] savings

Name on your account ..........................................................

Bank Name ............. Bank Number ............  Account Number .............

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

              [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]
           Social Security Number or Taxpayer Identification Number

Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Dividends, Distributions and Taxes -- Federal Income Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

Signature of Owner...................    Signature of Co-Owner (if any).......
 (IN THE CASE OF CO-OWNERS, A JOINT TENANCY WITH RIGHT OF SURVIVORSHIP WILL BE
                     PRESUMED UNLESS OTHERWISE SPECIFIED)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:


    Insured Portfolio           [_] $25,000   [_] $50,000   [_] $100,000   [_] $250,000    [_] $1,000,000
    National Portfolio          [_] $25,000   [_] $50,000   [_] $100,000   [_] $250,000    [_] $1,000,000
    Limited Maturity Portfolio  [_] $100,000  [_] $250,000  [_] $500,000   [_] $1,000,000

  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Municipal Bond Fund Prospectus.

  I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Municipal Bond Fund held as security.

By ..................................    .....................................
        Signature of Owner
                                                 Signature of Co-Owner
                                 (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
-                                  -     authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the shareholder's
                                         signature.

This form, when completed, should
be mailed to:
  Merrill Lynch Municipal Bond Fund

  c/o Merrill Lynch Financial Data Services, Inc.
  P.O. Box 45289
  Jacksonville, FL 32232-5289

                                         .....................................
                                                Dealer Name and Address

                                         By: .................................
                                            Authorized Signature of Dealer

                                      [ ][ ][ ]  [ ][ ][ ][ ]
                                     Branch Code   F/C No.      ...............
                                                                 F/C Last Name


                                             [ ][ ][ ] [ ][ ][ ][ ][ ]
                                             Dealer's Customer A/C No.

-------------------------------------------------------------------------------
       MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................
                                         [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]
                                             Social Security No. or
Name of Co-Owner (if any)..........          Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
   ...............................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  Minimum Requirements: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D of the Insured Portfolio, [_] Class A or [_] Class D shares of the National Portfolio, or [_] Class A or [_] Class D shares of the Limited Maturity Portfolio in Merrill Lynch Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawal on                        or as soon as possible thereafter.
                (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

Draw checks payable (check one)

(A)I HEREBY AUTHORIZE PAYMENT BY CHECK
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one) [_] checking [_] savings

Name on your account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares            [_] Class B  shares   [_] Class C shares
[_] Class D shares

of Merrill Lynch Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
         SERVICES, INC.                        DATA SERVICES, INC.

You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                          (Investor's Bank)
account for investment in Merrill
Lynch Municipal Bond Fund as             Bank Address........................
indicated below:

                                         City.....  State.....  Zip Code.....

  Amount of each ACH debit $........

  Account number....................     As a convenience to me, I hereby
                                         request and authorize you to pay and
 Please date and invest ACH debits       charge to my account ACH debits
on the 20th of each month beginning      drawn on my account by and payable
 .....................................    to Merrill Lynch Financial Data
 ..............................(Month)    Services, Inc. I agree that your
or as soon thereafter as possible.       rights in respect to each such debit
                                         shall be the same as if it were a
  I agree that you are drawing these     check drawn on you and signed
ACH debits voluntarily at my request     personally by me. This authority is
and that you shall not be liable for     to remain in effect until revoked
any loss arising from any delay in       personally by me in writing. Until
preparing or failure to prepare any      you receive such notice, you shall
such debit. If I change banks or         be fully protected in honoring any
desire to terminate or suspend this      such debit. I further agree that if
program, I agree to notify you           any such debit be dishonored,
promptly in writing. I hereby            whether with or without cause and
authorize you to take any action to      whether intentionally or
correct erroneous ACH debits of my       inadvertently, you shall be under no
bank account or purchases of fund        liability.
shares including liquidating shares
of the Fund and credit my bank           ............   .....................
account. I further agree that if a           Date           Signature of
check or debit is not honored upon                            Depositor
presentation, Merrill Lynch Financial
Data Services, Inc. is authorized to     ............   .....................
discontinue immediately the Automatic        Bank      Signature of Depositor
Investment Plan and to liquidate           Account       (If joint account,
sufficient shares held in my account        Number         both must sign)
to offset the purchase made with the
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER

                             Fund Asset Management
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081
                                 (609) 282-2800

                                   CUSTODIAN

                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                             ADMINISTRATIVE OFFICES

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                MAILING ADDRESS:

                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                 LEGAL COUNSEL

                                 Rogers & Wells
                                200 Park Avenue
                            New York, New York 10166

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Tables.................................................................   2
Merrill Lynch Select Pricing SM System.....................................   8
Financial Highlights.......................................................  13
Investment Objective and Policies..........................................  19
Investment Policies of the Portfolios......................................  20
 Insured Portfolio.........................................................  20
 National Portfolio........................................................  21
 Limited Maturity Portfolio................................................  23
 Description of Municipal Bonds............................................  23
 Forward Commitments.......................................................  25
 Financial Futures Contracts and Derivatives...............................  25
 Investment Restrictions...................................................  27
Investment Adviser.........................................................  27
 Transfer Agency Services..................................................  28
 Code of Ethics............................................................  29
Directors..................................................................  29
Purchase of Shares.........................................................  30
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  33
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  36
 Distribution Plans........................................................  39
 Limitations on the Payment of Deferred Sales Charges......................  42
Redemption of Shares.......................................................  43
 Redemption................................................................  43
 Repurchase................................................................  44
 Reinstatement Privilege--Class A and Class D Shares.......................  44
Dividends, Distributions and Taxes.........................................  45
 Dividends and Distributions...............................................  45
 Federal Income Taxes......................................................  45
 State and Local Taxes.....................................................  47
Portfolio Transactions.....................................................  47
Shareholder Services.......................................................  48
 Investment Account........................................................  48
 Automatic Investment Plan.................................................  48
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  48
 Systematic Withdrawal Plans...............................................  49
 Exchange Privileges.......................................................  49
Additional Information.....................................................  50
 Determination of Net Asset Value..........................................  50
 Performance Data..........................................................  51
 Rating Information........................................................  52
 Organization of the Fund..................................................  56
 Custodian.................................................................  57
 Counsel and Auditor.......................................................  57
 Shareholder Reports.......................................................  57
 Additional Information....................................................  58
Authorization Form.........................................................  59

                                                           Code #10051-1095


LOGO  MERRILL LYNCH

Merrill Lynch
Municipal Bond Fund

[ART]

PROSPECTUS

October 31, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 31, 1995

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 * PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company which seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each of its Portfolios and prudent investment management. The Fund is comprised of three separate
Portfolios: the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio, each of which invests primarily in a diversified portfolio of tax-exempt Municipal Bonds, principally consisting of state, municipal and public authority securities.

  The Fund is a series fund and is comprised of three separate Portfolios. Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features except that Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated October 31, 1995, which has been filed with the Securities and Exchange Commission and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

               FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

           MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

                       INVESTMENT OBJECTIVE AND POLICIES

  Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  At June 30, 1995, the average maturity of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio was approximately 21.1 years, 22.6 years and 1.4 years, respectively.

INSURANCE ON PORTFOLIO SECURITIES

  Reference is made to the discussion of the Insured Portfolio under "Investment Policies of the Portfolios" in the Prospectus. As stated in the Prospectus, the Fund has purchased from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA") separate Mutual Fund Insurance Policies (the "Policies").

  The Policies guarantee the payment of the principal at maturity and interest on all Municipal Bonds which are purchased by the Insured Portfolio at a time when they are eligible for insurance. Municipal Bonds are eligible for insurance if they are, at the time of purchase by the Insured Portfolio, identified separately or by category in qualitative guidelines furnished by AMBAC, MBIA or FSA and are in compliance with the aggregate limitations on amounts set forth in such guidelines. AMBAC, MBIA and/or FSA may withdraw particular securities from the classifications of securities eligible for insurance while continuing to insure previously acquired bonds of such ineligible issues so long as they remain in the Insured Portfolio and may limit the aggregate amount of each issue or category of municipal securities thereof. The restrictions on investment imposed by the eligibility requirement of the Policies may reduce the yield of the Insured Portfolio.

RISK FACTORS IN TRANSACTIONS IN JUNK BONDS

  The National Portfolio may invest in Municipal Bonds which are rated below Baa by Moody's Investors Service Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or which, in the Investment Adviser's judgment, possess similar credit characteristics ("junk bonds"). See "Additional Information--Rating Information" in the Prospectus for additional information regarding ratings of debt securities. The Investment Adviser considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers.

  Junk bonds are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Ca or lower by Moody's) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default.

  Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the National Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the National Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the National Portfolio and dividends to shareholders.

  The National Portfolio may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bonds, there is no established secondary market for many of these securities, and the National Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the National Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the National Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  It is expected that a significant portion of the junk bonds acquired by the National Portfolio will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the National Portfolio may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the National Portfolio to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the National Portfolio's net asset value. In addition, the National Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

TRANSACTIONS IN FUTURES CONTRACTS

  The National Portfolio and the Limited Maturity Portfolio (collectively, the "Portfolios") may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolios may sell such futures contracts in anticipation of a decline in the value of municipal bonds held by them or may purchase such futures contracts in anticipation of an increase in the cost of municipal bonds they intend to acquire. The Portfolios also are authorized to purchase and sell other financial futures contracts which in the opinion of management provide an appropriate hedge for some or all of the Fund's portfolio securities.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolios will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolios or decreases in the price of securities the Portfolios intend to acquire. Further, the Portfolios will maintain cash, cash equivalents and high-grade securities with the Fund's custodian, so that the amount segregated plus the initial margin equals the value represented by the futures contract purchased by the Portfolios, thereby ensuring that such transactions are actually unleveraged.

  Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

  The liquidity of the market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of a fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions at prices beyond the limit. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolios will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded market for such futures contracts.

  The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Adviser correctly to forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolios within a given time frame. To the extent these price movements are not correctly forecast or move in a direction opposite to that anticipated, the Portfolios may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, either Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction. See "Additional Information--Description of Financial Futures Contract" below for a further discussion of the risks of futures trading.

                          INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, none of the Portfolios of the Fund may:

  1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

  2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  3. Make investments for the purpose of exercising control or management.

  4. Purchase or sell real estate, except that to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

  6. Issue senior securities to the extent such issuance would violate applicable law.

  7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

  9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, none of the Portfolios of the Fund may:

  a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

  b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

  c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

  Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, a Portfolio will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c).

  d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Portfolio's net assets; included within such limitation, but not to exceed 2% of the Portfolio's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

  e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

  g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

  Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in any Portfolio in excess of 10% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each director and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Director(1)(2)--President and Director of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") since 1990 and Executive Vice President of Merrill Lynch & Co. ("ML & Co.") since 1990 and Senior Vice President from 1985 to 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Ronald W. Forbes (55)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Associate Professor of Finance, School of Business, State University of New York at Albany, Member, Task Force on Municipal Securities Markets, Twentieth Century Fund; Consultant, Public Finance Banking, Shearson Lehman Brothers, Inc.

  Cynthia A. Montgomery (43)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University, 1985-1989; Assistant Professor, Graduate School of Business Administration, the University of Michigan, 1979-1985; Director, UNUM Corporation.

  Charles C. Reilly (64)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Adjunct Professor, Columbia University Graduate School of Business, since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; President and Chief Investment Officer of Versus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990.

  Kevin A. Ryan (63)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167, Professor of Education at Boston University since 1982. Founder and current Director, Boston University Center for Advancement of Ethics and Character, since 1989; formerly taught on the faculties of the University of Chicago, Stanford University and The Ohio State University.

  Richard R. West (57)--Director(2)--482 Tepi Drive, Southbury, Connecticut 06488. Professor of Finance at New York University School of Business Administration since 1993. Dean of New York University School of Business Administration from 1984 to 1993; Professor of Finance at the Amos Tuck School of Business Administration, Dartmouth College, from 1976 to 1984 and Dean from 1976 to 1983; Director, Vornado, Inc. (real estate holding company), Constar International, Inc. (manufacturer of plastic containers), Alexander's Inc. (department stores), and Smith Corona Corporation (manufacturer of typewriters and word processors).

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983 and Director since 1992; Executive Vice President and Director of Princeton Services since 1993; President and Director of the Distributor since 1986.

  Vincent R. Giordano (51)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Portfolio manager of the Investment Adviser since 1977 and Vice President from 1980 to 1984.

  Donald C. Burke (35)--Vice President(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1981 to 1990.

  Kenneth A. Jacob (44)--Vice President(1)(2)--Vice President of the Investment Adviser since 1984 and portfolio manager since 1982; employed by the Investment Adviser since 1978.

  Gerald M. Richard (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984; Vice President of the Distributor since 1981 and Treasurer of the Distributor since 1984.

  Mark B. Goldfus (38)--Secretary(2)--Vice President of FAM and MLAM since
1985.
--------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Fund.
(2) Mr. Zeikel is a director or trustee and officer, Messrs. Forbes, Reilly, Ryan and West and Ms. Montgomery are directors or trustees, and the officers of the Fund are officers and/or directors or trustees, of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser (see "Investment Advisory and Other Services").

  The following table sets forth for the fiscal year ended June 30, 1995, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors:

                                                                 AGGREGATE
                                              PENSION OR     COMPENSATION FROM
                                              RETIREMENT         FUND AND
                                            BENEFIT ACCRUED  MLAM/FAM ADVISED
                              COMPENSATION  AS PART OF FUND    FUNDS PAID TO
  DIRECTOR/TRUSTEE            FROM THE FUND     EXPENSE     TRUSTEE/DIRECTOR(1)
  ----------------            ------------- --------------- -------------------
Ronald W. Forbes.............    $10,000         None            $154,400
Cynthia A. Montgomery........      7,400         None             133,817
Charles C. Reilly............     10,000         None             276,900
Kevin A. Ryan................     10,000         None             154,400
Richard R. West..............     11,000         None             300,900

--------

(1) In addition to the Fund, the Directors served on the boards of other MLAM/FAM Advised Funds as follows: Ronald W. Forbes (36 funds); Cynthia A. Montgomery (36 funds); Charles C. Reilly (53 funds); Kevin A. Ryan (36 funds); Richard R. West (53 funds).

  At September 30, 1995, the Directors and Officers of the Company as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Company. At such date Mr. Zeikel, a Director and Officer of the Company, and the other officers of the Company owned less than 1% of the outstanding shares of Common Stock of ML & Co.

  The Fund has an Audit Committee consisting of all of the directors of the Fund who are not interested persons of the Fund.

  Each director of the Fund who is not an officer or employee of ML & Co. or its subsidiaries receives an annual fee of $4,000 plus $800 per meeting of the Board of Directors attended and an annual fee of $2,000 for serving on the Audit Committee. In addition, the Fund pays all Directors' actual out-of-pocket expenses relating to attendance at meetings of the Board of Directors of the Fund or of any committee thereof. Mr. West is paid an additional annual fee of $1,000 for serving as Chairman of the Audit Committee. For the year ended June 30, 1995, fees and expenses paid to the unaffiliated directors of the Fund aggregated $50,617. No officer or employee of ML & Co., Inc. or its subsidiaries receives any compensation from the Fund for acting as a director or officer of the Fund. The Fund requires no employees other than its officers, all of whom are compensated by FAM or the Distributor.

INVESTMENT ADVISORY ARRANGEMENTS

  Fund Asset Management, L.P. ("FAM"), a subsidiary of MLAM, an indirect subsidiary of Merrill Lynch & Co., Inc., acts as the investment adviser for the Fund and provides the Fund with management services. While FAM is at all times subject to the direction of the Board of Directors of the Fund, under the Investment Advisory Agreement, FAM is responsible for the actual management of each Portfolio and constantly reviews the holdings of each Portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM provides the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

  Securities held by the Fund may also be held by other funds for which FAM or MLAM acts as an adviser or by investment advisory clients of MLAM. If purchases or sales of securities for the Fund or other funds for which FAM or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Advisory Fee. As compensation for its services to the Portfolios, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below, which are based upon the average daily value of the Fund's net assets. The rates are subject to reduction to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion, respectively. The reductions will be applicable to each Portfolio regardless of size on a "uniform percentage" basis. Determination of the portion of the net assets of each Portfolio to which the reduced rate is applicable is made by multiplying the net assets of that Portfolio by the "uniform percentages," derived by dividing the amount by which the combined assets of all Portfolios exceeds the various applicable breakpoints by such combined assets. In addition, although under the Investment Advisory Agreement FAM is entitled to a fee with respect to the Insured Portfolio at an annual rate of 0.375% when the Fund's aggregate net assets exceed $1.5 billion, as reflected in the table below, FAM has agreed to waive such fee in excess of an annual rate of 0.35%.

                                                      RATE OF ADVISORY FEE
                                                  -----------------------------
                                                                       LIMITED
AGGREGATE OF AVERAGE DAILY NET ASSETS OF THE       INSURED  NATIONAL  MATURITY
THREE COMBINED PORTFOLIOS                         PORTFOLIO PORTFOLIO PORTFOLIO
--------------------------------------------      --------- --------- ---------
Not exceeding $250 million......................    0.40 %    0.50 %    0.40 %
In excess of $250 million but not exceeding $400
 million........................................    0.375     0.475     0.375
In excess of $400 million but not exceeding $550
 million........................................    0.375     0.475     0.35
In excess of $550 million but not exceeding $1.5
 billion........................................    0.375     0.475     0.325
In excess of $1.5 billion.......................    0.35      0.475     0.325

  At the date of this Statement of Additional Information, the only state which imposes limitations on the expenses of the Fund is the State of California. California's annual expense limitations require that FAM reimburse each Portfolio for advisory fees received by it from the Fund, to the extent that such Portfolio's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, extraordinary charges such as litigation costs and a percentage of distribution fees) exceed in any fiscal year 2.5% of the Portfolio's first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of its average net assets and 1.5% of the remaining net assets. No fee payment will be made to FAM with respect to any Portfolio during any fiscal year which will cause the expenses of such Portfolio to exceed the pro rata expense limitation applicable to such Portfolio at the time of such payment.

   For the year ended June 30, 1993, FAM received $10,497,116 from the Insured Portfolio, $7,817,631 from the National Portfolio and $2,526,397 from the Limited Maturity Portfolio as advisory fees. For the year ended June 30, 1994, FAM received $11,040,540 from the Insured Portfolio, $8,514,268 from the National Portfolio and $3,305,839 from the Limited Maturity Portfolio as advisory fees. For the year ended June 30, 1995, FAM received $9,408,013 from the Insured Portfolio, $7,415,203 from the National Portfolio and $2,712,662 from the Limited Maturity Portfolio as advisory fees.

  Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the Fund, as well as the fees of all directors of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, portfolio insurance maintained and paid by the Insured Portfolio, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of the size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Accounting services are provided for the Fund by FAM, and the Fund reimburses FAM for its costs in connection with such services. During the year ended June 30, 1995, the Fund reimbursed FAM $383,875 for such services. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expense of printing the prospectuses used in connection with the continuous offering of shares by each Portfolio. See "Purchase of Shares--Distribution Agreement" in the Prospectus.

  Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of each Portfolio and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  If the shareholders of any Portfolio fail to approve the continuance of the Investment Advisory Agreement, the Investment Advisory Agreement will continue in effect as to any other Portfolio if the shareholders of such Portfolio have approved the contract.

                     DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Company is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York City time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the portfolio securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory and any account maintenance and/or distribution fees, are accrued daily.

  The per share net asset value of the Class B, Class C and Class D shares of a Portfolio generally will be lower than the per share net asset value of the Class A shares of that Portfolio reflecting the daily expense accruals of the account maintenance distribution and higher transfer agency fees applicable with respect to the Class B, Class C and Class D shares and daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. Moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio will tend to converge, although not necessarily meet, immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

  The Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded on each day during which trading is conducted thereon. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

  It is the intention of FAM, subject to guidelines established by the Board of Directors of the Fund, to hold Insured Municipal Bonds in the Insured Portfolio which are in default, or in significant risk of default, in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In accordance with such guidelines, FAM will consider the following factors in determining the effective value of Insured Municipal Bonds in the Insured Portfolio which are in default or in significant risk of default, in the payment of principal or interest: (1) the market value of the bonds; (2) the market value of securities of similar issuers whose securities carry similar interest rates; and (3) the value of the insurance guaranteeing interest and principal payments. Absent unusual or unforeseen circumstances, the value ascribed to the insurance feature of the bonds would be the difference between the market value of the bonds and the market value of securities of a similar nature which are not in default or significant risk of default. It is the position of the Board of Directors that this is a fair method of valuing the insurance feature and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. This method of valuing securities will mean that shareholders of the Insured Portfolio, whether they decide to redeem or decide to retain their investment in the Insured Portfolio, will in normal circumstances receive the benefit of the insurance. Because of the unusual circumstances surrounding the bonds held in the Insured Portfolio which were in default at the end of the Fund's last fiscal year, the insurance feature was valued in an amount which, when combined with the market value of the bonds, resulted in the bonds' having an effective value of par.

                             PORTFOLIO TRANSACTIONS

  Under the Investment Company Act of 1940, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as a dealer in connection with transactions with the Fund. However, the Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high quality short-term Municipal Bonds. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after considering factors deemed relevant, have made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time.

  Under the Investment Company Act of 1940, the Fund may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Securities and Exchange Commission. During the year ended June 30, 1994, the Fund purchased $230,231,897 of Municipal Bonds in 77 transactions pursuant to an exemptive order or such a rule. During the year ended June 30, 1995, the Fund purchased $79,188,750 of Municipal Bonds in 20 transactions pursuant to an exemptive order or such a rule.

  The Fund does not expect to use any particular dealer in the execution of transactions for its Portfolios, but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to FAM may receive orders for transactions by any Portfolio. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under its Investment Advisory Agreement and FAM's expenses will not necessarily be reduced as a result of the receipt of such supplemental information.

  FAM expects that the portfolio turnover rate for the Insured Portfolio and the National Portfolio should not generally exceed 100%. Because of the short-term nature of the Limited Maturity Portfolio, its turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated.

                               PURCHASE OF SHARES

  The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the offering of each class of shares of the three Portfolios. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the Fund's shares. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund is a series fund comprised of three separate Portfolios. All three Portfolios are divided into four classes of shares under the Merrill Lynch Select PricingSM System. Class A and Class D shares of the three Portfolios are sold to investors choosing the initial sales charge alternative and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Each Class A, Class B, Class C and Class D share of a Portfolio represents an identical interest in the investment portfolio of the Portfolio, has the same rights and is identical in all respects to the other classes of shares, except that Class B, Class C and Class D shares of the Portfolio bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the distribution fee is paid. Each class has different exchange privileges. See "Exchange Privilege."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  For the year ended June 30, 1995, Class A gross sales charges were $664,935, of which the Distributor received $63,348, and Merrill Lynch received $601,587. For the year ended June 30, 1994, Class A gross sales charges were $3,435,864, of which the Distributor received $343,837 and Merrill Lynch received $3,092,027. For the year ended June 30, 1993, Class A gross sales charges were $5,700,495, of which the Distributor received $496,721 and Merrill Lynch received $5,203,774. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class A shares of the Portfolios.

  For the period October 21, 1994 (commencement of operations) to June 30, 1995, Class D sales charges were $246,501 of which the Distributor received $17,470 and Merrill Lynch received $229,031. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class D shares of the Portfolios.

REDUCED INITIAL SALES CHARGES--CLASS A AND CLASS D SHARES

  As set forth in the Prospectus, a reduced sales charge is available for any purchase in excess of $25,000 (in the case of the Insured Portfolio and National Portfolio) and $100,000 for the Limited Maturity Portfolio of Class A or Class D shares of a Portfolio. The term "purchase" as used in the Prospectus and Statement of Additional Information in connection with investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or fiduciary purchasing shares for a single trust or estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act of 1940, but does not include purchases by any such company which has not been in existence for at least six months or has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it will not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which investors are permitted to purchase shares of any of the three Portfolios subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of the shares of all of the Portfolios and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefits plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases of Class A and Class D shares of the Portfolios, or any other MLAM-advised mutual funds, where purchases of such shares aggregating $25,000 or more for the Insured Portfolio and National Portfolio or $100,000 or more for the Limited Maturity Portfolio are made through any dealer within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Portfolios and of other MLAM-advised mutual funds (or eligible shares) presently held, at cost or maximum offering price (whichever is higher) on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000 for the National and Insured Portfolio or $100,000 for the Limited Maturity Portfolio), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A and Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose and will be involuntarily redeemed to pay the additional sales charge, if necessary. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If during the term of such Letter a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased plus the total cost of all shares previously purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intention in any Portfolio.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employer Sponsored Non-Qualified After-Tax Savings and Investment
Programs. Class A and Class D shares are offered at net asset value to employer sponsored non-qualified After-Tax Savings and Investment programs maintained on the Merrill Lynch Group Employee Services system, provided the program, or certain other plans or programs sponsored by the employer, has $5 million or more in existing plan assets initially invested in portfolios, mutual funds or trusts advised by the Investment Adviser or an affiliate. Class A and Class D shares are also offered at net asset value to After-Tax Savings and Investment programs, provided the program has accumulated $5 million or more in existing assets invested in mutual funds advised by the Investment Adviser or an affiliated adviser charging a front-end sales charge or contingent deferred sales charge. In this case as well, assets of certain other plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. The Class A and Class D shares share reduced load breakpoints also apply to these aggregated assets. After-Tax Savings and Investment programs are also offered Class A or Class D shares at net asset value, provided such plan initially has 1,000 or more employees eligible to participate in the plan. Employees eligible to participate in such plans of the same sponsoring employer or its affiliates may be aggregated. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced plans.

  Merrill Lynch Blueprint SM Program. Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of a Portfolio may purchase additional Class A shares of the Portfolio through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of a Portfolio through Blueprint will acquire the shares at net asset value plus a sales charge calculated in accordance with Blueprint sales charge schedule (i.e., up to $5,000 at 0.80% for Limited Maturity Portfolio, up to $5,000 at 3.5% for the Insured Portfolio or National Portfolio, and $5,000.01 or more at the standard disclosed sales charge rate in the Prospectus). However, services, including the exchange privilege, available to Class A or Class D shareholders through Blueprint may differ from those available to other investors. Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. Orders for purchases and redemptions of Class A or Class D shares of the Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co., Inc. and its subsidiaries, (the term "subsidiaries", when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by Merrill Lynch & Co., Inc.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual fund and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  A purchase of $1 million or more in a single transaction by an investor, or a purchase by a TMA SM Managed Trust, of Class A and Class D Shares of the Fund's Portfolios will not be subject to an initial sales charge. Such purchases will be subject to a contingent deferred sales charge if the shares are redeemed within one year after purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,000 to
$3,500,000; 0.40% on purchases of $3,500,000 to $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Portfolios may be reduced to the net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

  The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or illiquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Purchases by Banks. Class A shares of the Fund's Insured Portfolio may be purchased at net asset value, without a sales charge, by banks which have invested a minimum of $25 million in such shares.

DISTRIBUTION PLANS

  Distribution Plans. Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the distribution plans for Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders of the relevant Portfolio. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and the related class of shareholders of the Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related voting securities of the relevant Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of such Portfolio and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each class of Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.





LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class of each Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund with respect to Class B or Class C shares of a Portfolio to (1) 6.25% of eligible gross sales of such shares, computed separately for each class of a Portfolio (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares of a Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares of the relevant Portfolio, and any CDSCs with respect to that class will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following tables set forth comparative information as of June 30, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period October 21, 1988 (commencement of operations) to June 30, 1995 for the Class B shares of the National and Insured Portfolios, for the period November 2, 1992 (commencement of operations) to June 30, 1995 for Class B shares of the Limited Maturity Portfolio, and for the period October 21, 1994 (commencement of Class C operations) to June 30, 1995 for the National, Insured and Limited Maturity Portfolios.

                    DATA CALCULATED AS OF JUNE 30, 1995

                               NATIONAL PORTFOLIO

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                    ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
CLASS B                   SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
-------                  ---------- --------- ---------- -------- -------------- --------- ------------
                                                         (IN THOUSANDS)
Under NASD Rule as
 Adopted................ $  597,762 $ 37,360   $10,308   $ 47,668    $13,506     $ 34,162    $ 2,100
Under Distributor's
 Voluntary Waiver....... $  597,762 $ 37,360   $ 2,989   $ 40,349    $13,506     $ 26,843    $ 2,100
CLASS C
-------
                                                       (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................ $6,195,766 $387,235   $12,056   $399,291    $11,933     $387,358    $28,570
Under Distributor's
 Voluntary Waiver.......        N/A      N/A       N/A        N/A        N/A          N/A        N/A

                               INSURED PORTFOLIO

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                    ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
CLASS B                   SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
-------                  ---------- --------- ---------- -------- -------------- --------- ------------
                                                         (IN THOUSANDS)
Under NASD Rule as
 Adopted................ $1,191,497 $ 74,469   $22,623   $ 97,092    $29,306     $ 67,786    $ 3,914
Under Distributor's
 Voluntary Waiver....... $1,191,497 $ 74,469   $ 5,957   $ 80,426    $29,306     $ 51,120    $ 3,914
CLASS C
-------
                                                       (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................ $8,134,794 $508,425   $14,306   $522,731    $18,801     $503,930    $42,658
Under Distributor's
 Voluntary Waiver.......        N/A      N/A       N/A        N/A        N/A          N/A        N/A

                          LIMITED MATURITY PORTFOLIO

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                    ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
                          SALES(5)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(6)  BALANCE    LEVEL(4)
                         ---------- --------- ---------- -------- -------------- --------- ------------
                                                         (IN THOUSANDS)
CLASS B
-------
Under NASD Rule as
 Adopted................ $  164,076 $ 10,255    $1,548   $ 11,803     $1,344     $ 10,459     $  259
Under Distributor's
 Voluntary Waiver....... $  164,076 $ 10,255    $  820   $ 11,075     $1,344     $  9,731     $  259
CLASS C
-------
                                                       (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................ $3,826,338 $189,146    $7,116   $196,262     $3,441     $192,821     $7,930
Under Distributor's
 Voluntary Waiver.......        N/A      N/A       N/A        N/A        N/A          N/A        N/A

--------
(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly average Prime Rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.
(5) Purchase price of all eligible Class B shares sold since November 2, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and exchange privilege.
(6) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.35% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.10% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

                             REDEMPTION OF SHARES

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio. Reference is made to "Redemption of Shares" in the Prospectus, for certain information as to the redemption and repurchase of Fund shares.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by each Portfolio at such time.

REINSTATEMENT PRIVILEGE

  Holders of Class A or Class D shares of any Portfolio who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Portfolio in which they had invested at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was executed by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares of the Insured Portfolio and National Portfolio redeemed within four years of purchase and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase are subject to a contingent deferred sales charge under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemptions following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares of any Portfolio as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

  For the year ended June 30, 1995, contingent deferred sales charges for Class B shares paid by shareholders of the Fund to the Distributor were $1,036,339 for the National Portfolio, $1,840,608 for the Insured Portfolio, and $387,044 for the Limited Maturity Portfolio.

  For the year ended June 30, 1994, contingent deferred sales charges for Class B shares paid by shareholders of the Fund to the Distributor were $718,890 for the National Portfolio, $1,469,123 for the Insured Portfolio, and $190,903 for the Limited maturity Portfolio.

  For the year ended June 30, 1993, contingent deferred sales charges for Class B shares paid by shareholders of the Fund to the Distributor were $638,430 for the National Portfolio, $1,749,022 for the Insured Portfolio, and $37,348 for the Limited Maturity Portfolio.

  For the period October 21, 1994 (commencement of Class C operations) to June 30, 1995, contingent deferred sales charges for Class C shares paid by shareholders of the Fund to the Distributor were $3,219 for the National Portfolio, $5,361 for the Insured Portfolio, and $2,661 for the Limited Maturity Portfolio.

  All of such contingent deferred sales charges were attributable to payments made in connection with redemptions of Class B and Class C shares of the Portfolios.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Merrill Lynch Blueprint SM Program. Class B shares of all three Portfolios are offered to certain participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The CDSC is waived for shareholders who are members of such affinity groups at the time of placing orders to purchase Class B shares through Blueprint. However, services, including the exchange privilege, available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of any of the three Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases throughout Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning Blueprint, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated. The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Reference is made to "Dividends, Distributions and Taxes--Federal Income Taxes" in the Prospectus.

  Each Portfolio intends to qualify to pay "exempt-interest" dividends as defined in Section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code"). Under that section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), pursuant to Section 103(a) of the Code (relating to obligations of a state, territory, or a possession of the United States, or any political sub-division of any of the foregoing, or of the District of Columbia), the Portfolio will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio which are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio's shareholders within sixty days after the close of its taxable year. The percentage of the total dividends paid by the Portfolio during any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders of each Portfolio receiving dividends during such year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludible from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Portfolio.

  Dividends paid by each Portfolio from its taxable income (i.e., interest on money market securities) and distributions of net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income. If a Portfolio acquires tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount) after April 30, 1993, gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount. To the extent the Portfolio has both taxable and tax-exempt income, expenses of the Fund will be allocated between the taxable and the tax-exempt income on a proportional basis. Since the

Portfolio will not invest in the stock of domestic corporations, the dividends received deductions for corporations will not be available. The per share dividends on Class B and Class C shares of any Portfolio will be lower than the per share dividends on Class A and Class D shares of those Portfolios as a result of the account maintenance distribution and higher transfer agency fees applicable to Class B and Class C shares; similarly the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Net Asset Value." The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends.

  As a result of trading in futures contracts, a Portfolio may realize net capital gains which, when distributed to shareholders, would be taxable in the hands of the shareholders. For example, if the Portfolios sold municipal bond index futures contracts in anticipation of a decline in the value of securities they own and that index in fact declines in value, the Portfolios would realize a capital gain upon the closing out of that futures contract. Furthermore, if a Portfolio holds such a futures contract on the last day of its taxable year, it would be deemed under the Code to have sold that futures contract at its fair market value on the last day of its taxable year and thus would realize a gain or loss. Such gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter "blended gain or loss"), notwithstanding the holding period of the futures contract. Since the futures transaction was entered into to hedge the anticipated decline in the portfolio securities of the Portfolio in question, it is likely that the gain on the futures transactions would be partly or completely offset by a corresponding decline in the value of the portfolio securities of such Portfolio. However, unless the Portfolios sell such securities so as to "realize" such losses in a manner to offset the blended gain for Federal income tax purposes, the Portfolio would have a blended gain. Such blended gain would result in taxable income to the shareholders of the Fund.

  A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised and an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement. For shares of a Portfolio acquired after October 3, 1989, if a shareholder disposes of those shares and subsequently reacquires shares of the Portfolio pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares will be reduced to the extent the sales charge paid to the Portfolio reduces any sales charge such shareholder would have been required to pay on the subsequent acquisition in the absence of the reinstatement privilege. Instead, such sales charge will be treated as an additional amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in such fund or another fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  An exchange between funds pursuant to the Exchange Privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short- or long-term capital gain or loss may be realized. In addition, any shareholder of the Fund who exercises the Exchange Privilege and becomes a shareholder of another fund must certify to such other fund his Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he wishes to avoid a 31% backup withholding tax on the gross proceeds paid by such other fund on redemption of shares and on dividend distributions made to him by such other fund.

  Any dividend declared by a Portfolio in October, November or December of any year and made payable to shareholders of record in such a month will be deemed to be received on December 31 of such year if actually paid during the following January. Accordingly, those dividends, to the extent taxable, will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

  Not later than sixty days after the end of each fiscal year of the Fund, the Fund will send to its shareholders the written notice required by the Code designating the amount of its dividends that constitute exempt-interest dividends, the amount of the dividends and distributions which are ordinary taxable income and the amount of distributions which are taxable to shareholders as long-term capital gains.

  Every person required to file a tax return must disclose on that return the amount of exempt-interest dividends received from a Portfolio during the taxable year. The disclosure of this amount is for information purposes only. In addition, with respect to a shareholder who receives exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed.

  Interest income with respect to certain tax-exempt bonds, known as "private activity" bonds, is a preference item for purposes of the corporate and individual alternative minimum tax. To the extent that a Portfolio invests in private activity bonds, shareholders of the Portfolio will have preference items attributable to their proportionate shares of the interest income received by the Portfolio from such bonds, thereby increasing a Shareholders' alternative minimum taxable income. In addition, a corporation must increase its alternative minimum taxable income by 75 percent of the amount by which adjusted current earnings exceed alternative minimum taxable income (without regard to this provision or the alternative net operating loss deduction). Adjusted current earnings are computed by making certain adjustments, which generally follow the rules applicable to corporations in computing earnings and profits. All tax-exempt dividends received by the corporate shareholders of a Portfolio are included in their current earnings, thus, increasing a corporate shareholders' alternative minimum taxable income.

  The Code imposes a four percent nondeductible excise tax on a regulated investment company, such as a Portfolio of the Fund, if the company does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the investment company's taxable income, with certain adjustments, for such calendar year, plus 98 percent of the company's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a company does not meet the foregoing distribution requirements. The excise tax will not, however, generally apply to the tax-exempt income of a regulated investment company, such as a Portfolio of the Fund, that pays exempt-interest dividends. In addition, if a Portfolio has taxable income that would be subject to the excise tax, the Fund intends to distribute the income of such Portfolio so as to avoid payment of the excise tax.

  At June 30, 1995, the Fund's Portfolios had a capital loss carryforward as follows: Approximately $38,085,000 in the Insured Portfolio, all of which expires in 2003; approximately $37,909,000 in the National Portfolio, all of which expires in 2003; and approximately $6,271,000 in the Limited Maturity Portfolio, of which $1,416,000 expires in 1997, $2,787,000 expires in 1998, $22,000 expires in 1999, $25,000 expires in 2002 and $2,021,000 expires in
2003. These will be available to offset like amounts of any future taxable gains.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

                          SYSTEMATIC WITHDRAWAL PLANS

  A holder of Class A or Class D shares of any of the three Portfolios may elect to make systematic withdrawals of either a monthly or calendar quarterly basis as provided below. Quarterly withdrawals of such shares are available for shareholders who have acquired Class A or Class D shares having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M. New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on that day, Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan Account is automatically reinvested in shares of the same class. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept additions to an Investment Account in which an election has been made to receive systematic withdrawals unless such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA (R) or CBA (R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

                              EXCHANGE PRIVILEGE

  Shareholders of each class of shares of a Portfolio of the Fund have an exchange privilege with other Portfolios of the Fund and with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select
Pricing SM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of another Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the other Portfolio or second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of another Portfolio or other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other Portfolio or other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, except that there is no minimum value of shares which must be exchanged by shareholders of the Insured Portfolio who exchange their shares for shares of either the National Portfolio or the Limited Maturity Portfolio and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. The exchange privilege available to participants in the Merrill Lynch Blueprint SM Program may be different from that available to other investors.

  Exchanges of Class A and Class D shares of a Portfolio outstanding ("outstanding Class A and Class D shares") for Class A or Class D shares of another Portfolio or another MLAM-advised mutual fund ("new Class A or Class D shares) are transacted on the basis of relative net asset value per Class A or Class D share respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the 'sales charge previously paid' will include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A or Class D shares will be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds without a sales charge.

  In addition, the Fund offers to exchange Class B and Class C shares of a Portfolio outstanding ("outstanding Class B or Class C shares") for Class B or Class C shares respectively of another Portfolio or any of the other MLAM-advised mutual funds ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to that Portfolio's contingent deferred sales charge schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through the use of the exchange privilege. In addition, Class B shares of the Portfolio acquired through the use of the exchange privilege will be subject to that Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund or Portfolio from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the National Portfolio for those of the Merrill Lynch Basic Value Fund, Inc. after having held the National Portfolio Class B shares for two and a half years. The 2% contingent deferred sales charge that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Basic Value Fund, Inc. and receive cash. There will be no contingent deferred sales charge due on this redemption, since by "tacking" the two and a half year holding period of National Portfolio Class B shares to the two year holding period for the Merrill Lynch Basic Value Fund, Inc. Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a Class B or Class C money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to the Class B shares, towards satisfaction of the conversion period. However, shares of a Class B money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the National Portfolio for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years, and two years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the National Portfolio been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.

  A list of the funds into which exchanges may be made and their respective investment objectives is as follows:

 Funds Issuing Class A, Class B, Class C and Class D Shares

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ............  High current income consistent with a policy of limiting the degree of fluctu-ation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed se-curities.

Merrill Lynch Americas Income
 Fund, Inc. .......................  A high level of current income, consis-
                                      tent with prudent investment risk, by
                                      investing primarily in debt securities
                                      denominated in a currency of a country
                                      located in the Western Hemisphere (i.e., North and South America and the sur-rounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a port-folio primarily of intermediate-term in-vestment grade Arizona Municipal Bonds.

Merrill Lynch Arizona Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Arizona income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Arkansas Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Arkansas income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Asset Growth
 Fund, Inc. .......................  High total investment return, consistent with prudent risk, from investment in
                                      United States and foreign equity, debt
                                      and money market securities, the combi-
                                      nation of which will be varied both with respect to types of securities and mar-kets in response to changing market and economic trends.

Merrill Lynch Asset Income Fund,     A high level of current income through
 Inc. .............................   investment primarily in United States
                                      fixed income securities.

Merrill Lynch Balanced Fund for
 Investment and Retirement, Inc. ..  As high a level of total investment re-
                                      turn as is consistent with a relatively
                                      low level of risk through investment in
                                      common stocks and other types of securi-ties, including fixed income securities and convertible securities.

                                     Capital appreciation and, secondarily,
Merrill Lynch Basic Value Fund,       income by investing in securities, pri-
 Inc. ........................        marily equities, that are under- valued
                                      and therefore represent basic investment value.

Merrill Lynch California Municipal
 Bond Fund.........................  Currently the only portfolio of Merrill
                                      Lynch California Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

Merrill Lynch California Insured
 Municipal Bond Fund...............  A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide sharehold-ers with as high a level of income ex-empt from Federal and California income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of insured Cal-ifornia Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarly of intermediate-term investment grade California Municipal Bonds.

Merrill Lynch Capital Fund, Inc. ..
                                     The highest total investment return con-
                                      sistent with prudent risk through a
                                      fully managed investment policy utiliz-
                                      ing equity, debt and convertible securi-ties.

Merrill Lynch Colorado Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Colorado income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Connecticut income taxes as is consis-
                                      tent with prudent investment management.

Merrill Lynch Corporate Bond
 Fund, Inc. .......................  Current income from three diversified portfolios of fixed income securities.

Merrill Lynch Developing Capital
 Markets Fund, Inc. ...............  Long-term appreciation through investment in securities, principally equities, of
                                      issuers in countries having smaller cap-ital markets.

Merrill Lynch Dragon Fund, Inc. ...  Capital appreciation primarily through investment in equity and debt securities of issuers domiciled in developing coun-tries located in Asia and the Pacific Basin.

Merrill Lynch EuroFund.............  Capital appreciation primarily through investment in equity securities of cor-
                                      porations domiciled in Western Europe.

Merrill Lynch Federal Securities
 Trust.............................  High current return through investments in U.S. government and governmental
                                      agency securities, including GNMA mort-
                                      gage-backed certificates and other
                                      mortgage-backed government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Series Trust, a series
                                      fund, whose objective is to provide as
                                      high a level of income exempt from Fed-
                                      eral
                                      income taxes as is consistent with pru-
                                      dent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida in-tangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Flor-ida Municipal Bonds.

Merrill Lynch Florida Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal in-
                                      come taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida in-tangible personal property taxes.

Merrill Lynch Fund for
 Tomorrow, Inc.....................  Long-term growth through investment in a portfolio of high quality securities,
                                      primarily common stock, potentially po-
                                      sitioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc.........................  Long-term growth through investment in a diversified portfolio of equity securi-
                                      ties placing particular emphasis on com-panies that have exhibited above-average growth rates in earnings.

Merrill Lynch Global Allocation
 Fund, Inc.........................  High total investment return, consistent with prudent risk, through a fully-man-
                                      aged investment policy utilizing United
                                      States and foreign equity, debt and
                                      money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

Merrill Lynch Global Bond Fund for
 Investment and Retirement.........  High total investment return by investing in a global portfolio of debt invest-
                                      ments denominated in various currencies
                                      and multinational currency units.

Merrill Lynch Global Convertible
 Fund, Inc.........................  High total return from investment primar-
                                      ily in an internationally diversified
                                      portfolio of convertible debt securi-
                                      ties, convertible preferred stock and
                                      "synthetic" convertible securities con-
                                      sisting of a combination of debt securi-ties or preferred stock and warrants or options.

Merrill Lynch Global Holdings,
 Inc. (residents of Arizona must
 meet investor suitability
 standards)........................  The highest total investment return con-
                                      sistent with prudent risk through world-wide investment in an internationally diversified portfolio of securities.

Merrill Lynch Global Resources
 Trust.............................  Long-term growth and protection of capi-
                                      tal from investment in securities of
                                      foreign and domestic companies that pos-sess substantial natural resource as-sets.

Merrill Lynch Global SmallCapFund,
 Inc...............................  Long-term growth of capital by investing primarily in equity securities of compa-nies with relatively small market capi-talizations located in various foreign countries and in the United States.

Merrill Lynch Global Utility
 Fund, Inc.........................  Capital appreciation and current income through investment of at least 65% of
                                      its total assets in equity and debt se-
                                      curities issued by domestic and foreign
                                      companies primarily engaged in the own-
                                      ership or operation of facilities used
                                      to generate, transmit or distribute
                                      electricity, telecommunications, gas or
                                      water.

Merrill Lynch Growth Fund for
 Investment and Retirement.........  Growth of capital and, secondarily, in-
                                      come from investment in a diversified
                                      portfolio of equity securities placing
                                      principal emphasis on those securities
                                      which management of the fund believes to be undervalued.

Merrill Lynch Healthcare Fund,
 Inc. (residents of Wisconsin must
 meet investor suitability
 standards)........................  Capital appreciation through worldwide investment in equity securities of com-
                                      panies that derive or are expected to
                                      derive a substantial portion of their
                                      sales from products and services in
                                      healthcare.

Merrill Lynch International Equity
 Fund..............................  Capital appreciation and, secondarily, income by investing in a diversified
                                      portfolio of equity securities of is-
                                      suers located in countries other than
                                      the United States.

Merrill Lynch Latin America Fund...  Capital appreciation by investing primar-
                                      ily in Latin American equity and debt
                                      securities.

Merrill Lynch Maryland Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Maryland income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal Bond     A portfolio of Merrill Lynch Multi-State
 Fund..............................   Limited Maturity Municipal Series Trust,
                                      a series fund, whose objective is to
                                      provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of intermedi-ate-term investment grade Massachusetts
                                      Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Massachusetts income taxes as is consis-tent with prudent investment management.

Merrill Lynch Michigan Limited
 Mautirty Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment in a portfolio primarily of intermedi-ate-term investment grade Michigan Mu-nicipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Michigan personal income taxes as is
                                      consistent with prudent investment man-
                                      agement.

Merrill Lynch Minnesota Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Minnesota income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Municipal
 Intermediate Term Fund............  Currently the only portfolio of Merrill
                                      Lynch Municipal Series Trust, a series
                                      fund, whose objective is to provide as
                                      high a level as possible of income ex-
                                      empt from Federal income taxes by in-
                                      vesting in investment grade obligations
                                      with a dollar weighted average maturity
                                      of five to twelve years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

Merrill Lynch New Jersey Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      New Jersey income taxes as is consistent with prudent investment management.

Merrill Lynch New Mexico Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      New Mexico income taxes as is consistent with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade New York Municipal Bonds.

Merrill Lynch New York Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal, New
                                      York State and New York City income
                                      taxes as is consistent with prudent in-
                                      vestment management.

Merrill Lynch North Carolina
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      North Carolina income taxes as is con-
                                      sistent with prudent investment manage-
                                      ment.

Merrill Lynch Ohio Municipal Bond
 Fund..............................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Ohio income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Oregon Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Oregon income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Pacific Fund, Inc....  Capital appreciation primarily through investment in equities of corporations
                                      domiciled in Far Eastern or Western Pa-
                                      cific countries, including Japan, Aus-
                                      tralia, Hong Kong and Singapore.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of intermedi-ate-term investment grade Pennsylvania Municipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Pennsylvania income taxes as is consis-
                                      tent with prudent investment management.

Merrill Lynch Phoenix Fund, Inc....  Long-term growth of capital from invest-
                                      ing in equity and fixed income securi-
                                      ties, including tax-exempt securities,
                                      of issuers in weak financial condition
                                      or experiencing poor operating results
                                      that are undervalued relative to the as-sessment of the current or prospective condition of such issuer.

Merrill Lynch Short-Term Global
 Income Fund, Inc..................  As high a level of current income as is consistent with prudent investment man-
                                      agement from a global portfolio of high
                                      quality debt securities denominated in
                                      various currencies and multinational
                                      currency units and having remaining ma-
                                      turities not exceeding three years.

Merrill Lynch Special Value Fund,
 Inc...............................  Long-term growth of capital from invest-
                                      ments in securities, primarily common
                                      stocks, or relatively small companies
                                      believed to have special investment
                                      value and emerging growth companies re-
                                      gardless of size.

Merrill Lynch Strategic Dividend
 Fund..............................  Long-term total return from investment in dividend- paying common stocks which
                                      yield more than Standard & Poor's 500
                                      Composite Stock Price Index.

Merrill Lynch Technology Fund,       Long-term capital appreciation through
 Inc...............................   worldwide investment in equity securi-
                                      ties of companies that derive or are ex-pected to derive a substantial portion of their sales from products and serv-ices in technology.

Merrill Lynch Texas Municipal Bond
 Fund..............................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal in-
                                      come taxes as is consistent with prudent investment management from a portfolio of long-term, investment grade obliga-tions issued by the State of Texas, its political subdivisions, agencies and in-strumentalities.

Merrill Lynch Utility Income Fund,
 Inc...............................  High current income through investment in equity and debt securities issued by
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income Fund,
 Inc...............................  High current income by investing in a global portfolio of fixed income securi-ties denominated in various currencies, including multinational currency units.

Class A Share Money Market Funds:

Merrill Lynch Ready Assets Trust...  Preservation of capital, liquidity and the highest possible current income con-sistent with the foregoing objectives from the short-term money market securi-ties in which the Trust invests.

Merrill Lynch Retirement Reserves
 Money Fund (available only for
 exchanges within certain
 retirement plans).................  Currently the only portfolio of Merrill
                                      Lynch Retirement Series Trust, a series
                                      fund, whose objectives are current in-
                                      come, preservation of capital and li-
                                      quidity available from investing in a
                                      diversified portfolio of short-term
                                      money market securities.

Merrill Lynch U.S.A. Government
 Reserves..........................  Preservation of capital, current income and liquidity available from investing
                                      in direct obligations of the U.S. Gov-
                                      ernment and repurchase agreements relat-ing to such securities.

Merrill Lynch U.S. Treasury Money
 Fund..............................  Preservation of capital, liquidity and current income through investment exclu-sively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Trea-sury.

Class B, Class C and Class D Share Money Market Funds:

Merrill Lynch Government Fund......  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income consistent with liquidity and se-curity of principal from investment in securities issued or guranteed by the U.S. Government, its agencies and in-strumentalities and in repurchase agree-ments secured by such obligations.

Merrill Lynch Institutional Fund...
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide maximum
                                      current income consistent with liquidity and the maintenance of a high-quality portfolio of money market securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.......................  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversi-fied portfolio of short-term, high qual-ity municipal bonds.

Merrill Lynch Treasury Fund........  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income consistent with liquidity and se-curity of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in re-purchase agreements secured by such ob-ligations.

  Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, a shareholder exchanging shares of any of the funds may be subject to a backup withholding tax unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct and that such shareholder is not otherwise subject to backup withholding. See "Dividends, Distributions and Taxes" below.

  To exercise the Exchange Privilege, shareholders should contact their listed dealer, who will advise the Fund of the exchange, or the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the transfer agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. These funds may suspend the continuous offering of their shares to the public at any time and may thereafter resume such offering from time to time.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice. The Fund reserves the right to limit the number of times an investor may exercise the Exchange Privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return yield, and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax equivalent yield are determined separately for Class A, Class B, Class C and Class D shares, in accordance with formulas specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculation of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return. Aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for each class of shares of each Portfolio for the periods indicated.

                          EXPRESSED AS A PERCENTAGE BASED ON           REDEEMABLE VALUE OF A HYPOTHETICAL $1,000
                           A HYPOTHETICAL $1,000 INVESTMENT               INVESTMENT AT THE END OF THE PERIOD
                          -----------------------------------------    -----------------------------------------
                                                          LIMITED                                     LIMITED
                           NATIONAL        INSURED       MATURITY        NATIONAL       INSURED      MATURITY
                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO
                          -----------    -----------    -----------    ------------- ------------- -------------
                            Average Annual Total Return (including maximum applicable sales charges)
One Year Ended June 30,
 1995
 Class A................           3.58%          4.25%         3.48%      $1,035.80     $1,042.50 $    1,034.80
 Class B................           3.29           3.91          3.14        1,032.90      1,039.10      1,031.40
Five Years Ended June
 30, 1995
 Class A................           7.14           7.18          4.87        1,411.90      1,414.60      1,268.60
 Class B................           7.23           7.25           --         1,418.00      1,419.30           --
Ten Years Ended June 30,
 1995...................           8.46           8.32          5.28        2,253.10      2,224.80      1,672.50
Class B shares 10/21/88-
 6/30/95................           7.09           7.20           --         1,581.30      1,592.50           --
Class B shares 11/02/92-
 6/30/95................            --             --           3.53             --            --       1,096.70
Inception (October 21,
 1994) to June 30, 1995
 Class C................          10.26          11.54          3.67        1,069.70      1,078.30      1,025.20
 Class D................           5.90           7.13          3.92        1,040.40      1,048.70      1,026.90

                              ANNUAL TOTAL RETURN
                  (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)

                                              LIMITED                       LIMITED
                         NATIONAL   INSURED  MATURITY  NATIONAL   INSURED  MATURITY
  YEAR ENDED JUNE 30,    PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
  -------------------    --------- --------- --------- --------- --------- ---------
1995
  (Class A).............    7.89%     8.60%    4.53%   $1,078.90 $1,086.00 $1,045.30
  (Class B).............    7.28      7.91     4.14     1,072.80  1,079.10  1,041.40
  (Class C)**...........    7.97      8.83     3.52     1,079.70  1,088.30  1,035.20
  (Class D)**...........    8.32      9.24     3.73     1,083.70  1,092.40  1,037.30
1994
  (Class A).............   (0.47)    (1.08)    2.30       995.30    989.20  1,023.00
  (Class B).............   (1.39)    (1.81)    1.98       986.10    981.90  1,019.80
1993
  (Class A).............   12.19     12.41     5.28     1,121.90  1,124.10  1,052.80
  (Class B)*............   11.45     11.44     3.26     1,114.50  1,114.40  1,032.60
1992
  (Class A).............   13.09     12.11     6.93     1,130.90  1,121.10  1,069.30
  (Class B).............   12.25     11.27      --      1,122.50  1,112.70       --
1991
  (Class A).............    7.94      8.84     6.45     1,079.40  1,088.40  1,064.50
  (Class B).............    7.14      8.02      --      1,071.40  1,080.20       --
1990
  (Class A).............    5.53      5.76     6.16     1,055.30  1,057.60  1,061.60
  (Class B).............    4.74      4.98      --      1,047.40  1,049.80       --
1989
  (Class A).............   11.89     11.62     5.96     1,118.90  1,116.20  1,059.60
  (Class B) (10/21/88-
   6/30/89).............    6.48      6.88      --      1,064.80  1,068.80       --
1988....................    6.89      7.75     4.83     1,068.90  1,077.50  1,048.30
1987....................    7.99      6.94     4.99     1,079.90  1,069.40  1,049.90
1986....................   17.09     15.62     6.50     1,170.90  1,156.20  1,065.00
1985....................   22.36     22.21     8.72     1,223.60  1,222.10  1,087.20
1984....................    4.44      3.00     5.58     1,044.40  1,030.00  1,055.80
1983....................   32.66     31.60     8.59     1,326.60  1,316.00  1,085.90
1982....................    2.73      (.33)    7.96     1,027.30    996.70  1,079.60
1981....................   (2.72)   (10.27)    4.55       972.80    897.30  1,045.50
1980....................    4.21     (5.88)    5.91     1,042.10    941.20  1,059.10
1979....................     --       5.48      --           --   1,054.80       --

--------

 * November 2, 1992 to June 30, 1993 for Limited Maturity Portfolio.

** October 21, 1994 (commencement of operations) to June 30, 1995 for Class C and Class D Shares.

                            AGGREGATE TOTAL RETURN
                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)

                                              LIMITED                       LIMITED
                         NATIONAL   INSURED  MATURITY  NATIONAL   INSURED  MATURITY
  YEAR ENDED JUNE 30,    PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
  -------------------    --------- --------- --------- --------- --------- ---------
From Inception to June
 30, 1995**
  Class A...............  297.76%   217.28%   149.20%  $3,977.60 $3,172.80 $2,492.00
  Class B...............   58.13     59.25      9.67    1,581.30  1,592.50  1,096.70
  Class C...............    6.97      7.83      2.52    1,069.70  1,078.30  1,025.20
  Class D...............    4.04      4.87      2.69    1,040.40  1,048.70  1,026.90

--------

** Commencement of operations is November 2, 1979 for Class A shares of
   National Portfolio and shares of Limited Maturity Portfolio, October 21, 1977 for Class A shares of Insured Portfolio, and October 21, 1988 for Class B shares of National Portfolio and Insured Portfolio, and November 2, 1992 for Class B shares of Limited Maturity Portfolio. Commencement of operations is October 21, 1994 for Class C and Class D shares of each Portfolio.

  In order to reflect the reduced sales charges applicable to certain investors the performance data in advertisements distributed to investors whose purchases are subject to reduced sales load, in the case of Class A or Class D shares, or waiver of the contingent deferred sales charge in the case of the Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.

  The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by
(b) one minus a stated tax rate and adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

  The following table sets forth the yield for the 30-day period ending June 30, 1995 for each class of each Portfolio.

                              FOR THE PERIOD ENDING JUNE 30, 1995
                ---------------------------------------------------------------
                                             YIELD
                ---------------------------------------------------------------
                INSURED PORTFOLIO NATIONAL PORTFOLIO LIMITED MATURITY PORTFOLIO
                ----------------- ------------------ --------------------------
Class A........       5.07%              5.39%                  3.66%
Class B........       4.50               4.84                   3.33
Class C........       4.54               4.79                   3.49
Class D........       4.83               5.14                   3.56

  The tax equivalent yield for the same period (based on a tax rate of 28%) was:

                INSURED PORTFOLIO NATIONAL PORTFOLIO LIMITED MATURITY PORTFOLIO
                ----------------- ------------------ --------------------------
Class A........       7.04%              7.49%                  5.08%
Class B........       6.25               6.72                   4.63
Class C........       6.31               6.65                   4.85
Class D........       6.71               7.14                   4.94

  Total return, yield and tax equivalent yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Each Portfolio's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                             ADDITIONAL INFORMATION

DESCRIPTION OF TEMPORARY INVESTMENTS

  The short-term money market securities in which the Portfolios may invest as temporary investments consist of United States Government securities, United States Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. The money market securities must have a stated maturity not in excess of one year from the date of purchase. U.S. Government securities consist of various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government agency securities consist of debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Fund has established the following standards with respect to money market securities in which the Portfolios invest. Commercial paper investments at the time of purchase must be rated "A" by Standard & Poor's Ratings Group or "Prime" by Moody's Investors Service, Inc. or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard & Poor's or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least "A" by Standard & Poor's or by Moody's. The Portfolios may not invest in any securities issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation.

INSURANCE ON PORTFOLIO SECURITIES

  Set forth below is further information with respect to the Mutual Fund Insurance Policies (the "Policies") which the Fund has obtained from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA"), with respect to Insured Municipal Bonds held by the Insured Portfolio (see "Investment Policies of the Portfolios--Insured Portfolio" in the Prospectus). During the fiscal year ended June 30, 1994, the premium for the policies aggregated $74,901 or approximately 0.002% of the average net assets of the Insured Portfolio. During the fiscal year ended June 30, 1993, the premium for the Policies aggregated $162,176 or approximately 0.01% of the average net assets of the Insured Portfolio.

  In determining eligibility for insurance, AMBAC, MBIA and FSA have applied their own standards, which correspond generally to the standards they normally use in establishing the insurability of new issues of Municipal Bonds and which are not necessarily the criteria which would be used in regard to the purchase of Municipal Bonds by the Insured Portfolio. The Policies do not insure (i) municipal securities ineligible for insurance, or (ii) municipal securities which are no longer owned by the Insured Portfolio. In addition, the AMBAC policy does not insure municipal obligations which were insured as to the payment of principal and interest at the time of their issuance by AMBAC.

  The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, neither AMBAC nor MBIA nor FSA has any obligation to insure any issue held by the Insured Portfolio which is adversely affected by either of the above described events. The AMBAC policy provides for an annual policy period, which is renewable by the Fund for successive annual periods for so long as the Fund is in compliance with the terms of the AMBAC policy. In addition to the payment of premiums, the Policies require that the Insured Portfolio notify AMBAC and MBIA as to all Municipal Bonds in the Insured Portfolio and permit AMBAC and MBIA to audit records. The insurance premiums are payable monthly by the Insured Portfolio in accordance with a premium schedule which was furnished by AMBAC, MBIA and FSA at the time the Policies were issued. Premiums are based upon the amounts covered and the composition of the portfolio. AMBAC has reserved the right to change the premium schedule for any renewal policy period as to any municipal securities purchased by the Insured Portfolio during such renewal period. The FSA policy and the MBIA policy both provide that the premium rate for subsequent purchases by the Insured Portfolio of the same obligations will be determined by FSA or MBIA as of the date of such purchases.

  AMBAC has received a letter ruling from the Internal Revenue Service, which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Portfolio, under policy provisions substantially identical to the policy described herein, will be excludable from federal gross income under Section 103(a) of the Internal Revenue Code.

  AMBAC insures the portfolio of the Insured Portfolio and the prompt payment of the interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and units trusts. As of June 30, 1995, the admitted assets of AMBAC were approximately $2,230 million (unaudited) with a qualified capital of approximately $1,260 million (unaudited). Qualified capital consists of the statutory contingency reserve and policyholders' surplus of the insurance company.

  FSA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 1995, the total admitted assets (unaudited) of FSA were approximately $776 million with a total capital and surplus (unaudited) of approximately $479 million as reported to the Insurance Department of the State of New York.

  MBIA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 1995, the total admitted assets of MBIA were approximately $3,549 million (unaudited) with total capital and surplus of approximately $1,845 million (unaudited).

  AMBAC has entered into reinsurance agreements with a number of unaffiliated reinsurers, relating to the municipal bond insurance programs of AMBAC including the insurance obtained by the Fund for the portfolio of the Insured Portfolio.

  The contracts of insurance relating to the Insured Portfolio and the negotiations in respect thereof represent the only significant relationship between AMBAC, MBIA and FSA and the Fund. Otherwise neither AMBAC or any associate thereof, nor MBIA or any associate thereof, nor FSA or any associate thereof has any material business relationship, direct or indirect, with the Fund.

  AMBAC, MBIA and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is not a guarantee that any of AMBAC, MBIA or FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

  The information relating to AMBAC, MBIA and FSA set forth above, including the financial information, has been furnished by such corporations. Financial information with respect to AMBAC, MBIA and FSA appears in reports filed by AMBAC, MBIA and FSA with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA or FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.

DESCRIPTION OF FINANCIAL FUTURES CONTRACTS

  Futures Contracts. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement based upon the value of an instrument or an index of values, at a specified future time for a specified price. Although the terms of a contract call for actual delivery of the underlying financial instrument, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery taking place. The Fund intends to close out its futures contracts prior to the delivery date of such contracts.

  The National and Limited Maturity Portfolios (the "Portfolios") may sell futures contracts in anticipation of a decline in the value of their investments in municipal bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Fund's futures commission merchant ("FCM") and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "maintenance" or "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short position in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

  The sale of financial futures contracts provides an alternative means of hedging a Portfolio against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Portfolio's positions in the futures contracts are expected to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolios' fixed income investments which are being hedged. While the Portfolios will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolios to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturity of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolios. Employing futures as a hedge may also permit the Portfolios to assume a hedging posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

  The Portfolios engage in the purchase and sale of future contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

  The municipal bond index underlying the futures contracts traded by the Portfolios is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by Standard & Poor's or A or higher by Moody's Investors Service and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the Index, as evaluated by four dealer-to-dealers brokers.

  The Portfolios may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract generally fluctuates with movements in interest rates.

  The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT and the Chicago Mercantile Exchange, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  The Portfolios may also purchase financial futures contracts when they are not fully invested in municipal bonds in anticipation of an increase in the cost of securities they intend to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolios will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolios will be subject to certain restrictions, described below.

  Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a "call" option, or to enter into a short position (i.e., sell the futures contract), in the case of a "put" option, for a fixed price (the "exercise" or "strike" price) up to a stated expiration date. The option is purchased for a non-refundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party the appropriate position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer", of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.

  The Portfolios may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, a Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the cost of securities to be acquired, a Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolios generally will sell options on futures contracts only to close out an existing position.

  The Portfolios will not engage in transactions in such instruments unless and until the Investment Adviser determines that market conditions and the circumstances of the Portfolios warrant such trading. To the extent the Portfolios engage in the purchase and sale of futures contracts or options thereon, they will do so only at a level which is reflective of the Investment Adviser's view of the hedging needs of the Portfolios, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolios.

  Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolios' being deemed to be "commodity pools," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that a notice of eligibility be filed and that all futures and option positions entered into by the Portfolios qualify as bona fide hedge transactions, as defined under CFTC regulations, or that any non-qualifying positions be limited so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the respective Portfolio's net assets.

  When either Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or other short-term high grade fixed income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  Risk Factors in Transactions in Futures Contracts and Options Thereon. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolios. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolios. As a result, the Portfolios' ability effectively to hedge all or a portion of the value of their municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts traded, correlate with price movements of the Municipal Bonds held by the Portfolios.

  For example, where prices of securities in the Portfolios do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolios' investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolios' investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Adviser determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Portfolios may be greater.

  The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be affected due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.

  Prior to exercise or expiration, and absent delivery, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction on the relevant contract market. A Portfolio will enter into a futures or option position only if there appears to be a liquid market therefor, although there can be no assurance that such a liquid market will exist for any particular contract at any specific time. Thus, it may not be economically practicable, or otherwise possible, to close out a position once it has been established. Under such circumstances, a portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

  When a Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, a Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

  "Position Limits" are generally imposed on the maximum number of contracts which any person may hold or control at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that position limits will have any adverse impact on the portfolio strategies for hedging a Portfolio's investments.

  Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or the relevant exchange or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover margin or other payments due.

  In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging such that a change in the price of a futures contract could result in substantial gains or losses. The potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame also involves the risk of loss in the event such forecasts are inaccurate.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A , Class B, Class C and Class D shares of the Insured, National and Limited Maturity, based on the value of each Portfolio's net asset and the number of shares outstanding as of June 30, 1995, is calculated as set forth below.

INSURED PORTFOLIO:

                                 CLASS A       CLASS B     CLASS C     CLASS D
                              -------------- ------------ ---------- -----------
Net Assets..................  $1,706,064,230 $782,748,268 $7,755,939 $26,015,270
                              ============== ============ ========== ===========
Number of Shares Outstand-
 ing........................     215,373,913   98,884,919    979,281   3,283,048
                              ============== ============ ========== ===========
Net Asset Value Per Share
 (net assets divided by num-
 ber of shares outstanding).  $         7.92 $       7.92 $     7.92 $      7.92
Sales Charge (Class A and
 Class D shares: 4.00% of
 offering price (4.17% of
 net asset value per
 share))*...................             .33           **         **         .33
                              -------------- ------------ ---------- -----------
Offering Price..............  $         8.25 $       7.92 $     7.92 $      8.25
                              ============== ============ ========== ===========

NATIONAL PORTFOLIO:
                                 CLASS A       CLASS B     CLASS C     CLASS D
                              -------------- ------------ ---------- -----------
Net Assets..................  $1,059,440,068 $419,932,544 $5,194,514 $19,655,933
                              ============== ============ ========== ===========
Number of Shares Outstand-
 ing........................     105,686,998   41,903,872    518,140   1,960,467
                              ============== ============ ========== ===========
Net Asset Value Per Share
 (net assets divided by num-
 ber of shares outstanding).  $        10.02 $      10.02 $    10.03 $     10.03
Sales Charge (Class A and
 Class D shares: 4.00% of
 offering price (4.17% of
 net asset value per
 share))*...................             .42           **         **         .42
                              -------------- ------------ ---------- -----------
Offering Price..............  $        10.44 $      10.02 $    10.03 $     10.45
                              ============== ============ ========== ===========

LIMITED MATURITY PORTFOLIO:
                                 CLASS A       CLASS B     CLASS C     CLASS D
                              -------------- ------------ ---------- -----------
Net Assets..................  $  536,474,423 $129,580,505 $3,964,961 $11,258,475
                              ============== ============ ========== ===========
Number of Shares Outstand-
 ing........................      54,068,710   13,057,358    399,691   1,134,219
                              ============== ============ ========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)...............  $         9.92 $       9.92 $     9.92 $      9.93
Sales Charge (Class A and
 Class D shares: 1.00% of
 offering price (1.01% of
 the net asset value per
 share))*...................             .10           **         **         .10
                              -------------- ------------ ---------- -----------
Offering Price..............  $        10.02 $       9.92 $     9.92 $     10.03
                              ============== ============ ========== ===========

--------

 *Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within one year of purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Insured, National and Limited Maturity Portfolios of Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Insured, National and Limited Maturity Portfolios of Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

August 15, 1995

                   [THIS PAGE INTENTIONALLY LEFT BLANK]


SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

                     Municipal Bonds                                                                             Insured Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Alabama--0.6%        AAA      Aaa      $  1,625      Alabama Water Pollution Control Authority, Revolving Fund Loan,
                                                     Series A, 6.75% due 8/15/2017(b)                                   $    1,738
                     AAA      Aaa         5,000      Auburn University, Alabama, Revenue Refunding Bonds
                                                     (General Fee), 5.25% due 6/01/2013(e)                                   4,622
                     AAA      Aaa         1,250      Mobile, Alabama, GO, Refunding and Capital Improvement Bonds,
                                                     10.875% due 11/01/2007(c)                                               1,745
                     AAA      Aaa         6,000      Montgomery, Alabama, Baptist Medical Center, Special Care
                                                     Facilities Financing Authority Revenue Bonds, Series A, 5.75%
                                                     due 1/01/2022(h)                                                        5,695


Alaska--0.7%                                         Kenai Peninsula Borough, Alaska, GO(b):
                     AAA      Aaa         6,450         8.40% due 1/01/2000                                                  7,391
                     AAA      Aaa         8,460         8.40% due 1/01/2001                                                  9,884


Arizona--2.4%        AAA      Aaa         6,750      Arizona State Municipal Financing Program, COP, Series 34,
                                                     7.25% due 8/01/2009(g)                                                  7,883
                     AAA      Aaa         3,800      Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                                     (Saint Joseph's Care Center Project), Series A, 7.75% due
                                                     7/01/2020(e)                                                            4,286
                     AAA      Aaa         4,000      Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                                     Refunding Bonds (Samaritan Health Service Hospital),
                                                     Series A, 7% due 12/01/2013(e)                                          4,377
                     AAA      Aaa         2,555      Maricopa County, Arizona, School District No. 38 Revenue Bonds
                                                     (Madison Elementary), UT, Series A, 5.50% due 7/01/2010(h)              2,496
                     AAA      Aaa         7,000      Maricopa County, Arizona, Unified School District No. 97 Revenue
                                                     Bonds (Deer Valley Project), UT, 1986 Series E, 10% due
                                                     7/01/2000(h)                                                            8,626
                                                     Mesa, Arizona, IDA, Health Care Facilities Revenue Bonds (Western
                                                     Health Network)(g):
                     AAA      Aaa        10,000         Refunding, Series A-2, 7.625% due 1/01/2013                         11,074
                     AAA      Aaa         7,340         Series A-1, 7.625% due 1/01/2019                                     8,128
                                                     Phoenix, Arizona, Street and Highway User, Revenue Refunding
                                                     Bonds, Junior-Lien, Series A(h)(j)(k):
                     AAA      Aaa         5,000         5.63% due 7/01/2012                                                  1,756
                     AAA      Aaa         5,000         5.63% due 7/01/2013                                                  1,643
                     AAA      Aaa         5,000      Pima County, Arizona, Unified School District No. 10, Revenue
                                                     Refunding Bonds (Amphitheatre), 5.75% due 7/01/2004(h)                  5,174
                     AAA      Aaa         5,250      University of Arizona Medical Center Corporation, Hospital
                                                     Revenue Refunding Bonds, 5% due 7/01/2021(e)                            4,607

California--4.4%     AAA      Aaa        38,700      California State, RAW, Series C, 5.75% due 4/25/1996(h)                39,385
                     AAA      Aaa        12,000      Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due
                                                     9/01/2014(b)                                                           12,533
                     AAA      Aaa         5,000      Los Angeles, California, Wastewater System Revenue Refunding
                                                     Bonds, Series A, 5.70% due 6/01/2013(e)                                 4,868
                     AAA      Aaa        17,600      Northern California Power Agency, Multiple Capital Facilities
                                                     Revenue Bonds, 6.538% due 8/01/2025(e)                                 18,341
                     AAA      Aaa        12,000      Oakland, California, Redevelopment Agency, Revenue Refunding
                                                     Bonds, 5.95% due 9/01/2019(e)                                          11,728
                                                     University of California Revenue Bonds (Multiple Purpose
                                                     Projects):
                     AAA      Aaa         4,650         Refunding, Series C, 5% due 9/01/2012(b)                             4,197
                     AAA      Aaa        13,075         Refunding, Series C, 5.25% due 9/01/2016(b)                         11,936
                     AAA      Aaa         5,000         Series D, 6.375% due 9/01/2024(e)                                    5,102


Delaware--0.5%       AAA      Aaa         6,000      Delaware EDA, PCR, Refunding (Delmarva Power and Light Company),
                                                     Series B, 7.30% due 3/01/2014(e)                                        6,592
                     AAA      Aaa         3,750      Delaware State Health Facilities Authority, Crossover Revenue
                                                     Refunding Bonds (Delaware Medical Center), 7% due 10/01/2015(c)(e)      4,044


Florida--6.1%        AAA      Aaa         4,700      Duval County, Florida, School District Revenue Refunding Bonds,
                                                     6.125% due 8/01/2004(b)                                                 5,032
                                                     Florida Municipal Power Agency, Revenue Bonds:
                     AAA      Aaa         7,750         (All Requirements Power Supply Project), 6.25% due
                                                        10/01/2002(a)(b)                                                     8,571
                     AAA      Aaa         4,500         Refunding (Saint Lucie Project), 5.25% due 10/01/2021(h)             4,073
                     AAA      Aaa         5,000      Florida State Division, Board of Finance, Department of General
                                                     Services Revenue Bonds (Department of Natural Resource
                                                     Preservation), Series 2000-A, 6.75% due 7/01/2013(b)                    5,412
                                                     Jacksonville, Florida, Health Facilities Authority, Hospital
                                                     Revenue Refunding and Improvement Bonds (Baptist Medical Center
                                                     Project):
                     AAA      Aaa           500         11.50% due 10/01/2012(c)                                               819

                     AAA      Aaa        26,500         Series A, 7.30% due 6/01/2019(e)                                    28,932
                     AAA      Aaa         8,750      Jacksonville, Florida, Port Authority Revenue Bonds, AMT, 7.875%
                                                     due 11/01/2018(g)                                                       9,295
                     AAA      Aaa        20,000      Lee County, Florida, Hospital Board of Directors, Hospital
                                                     Revenue Bonds, 6.60% due 4/01/2020(e)                                  20,832
                     AAA      Aaa        16,700      Martin County, Florida, PCR, Refunding (Florida Power and Light
                                                     Company Project), 7.30% due 7/01/2020(e)                               18,370
                     AAA      Aaa        11,570      Orange County, Florida, Health Facilities Authority, Revenue
                                                     Refunding Bonds (Pooled Hospital Loan), Series B, 7.875% due
                                                     12/01/2025(g)                                                          12,464
                     AAA      Aaa         3,950      Orange County, Florida, HFA, Mortgage Revenue Refunding Bonds,
                                                     Series A, 7.60% due 1/01/2024(h)                                        4,230
                                                     Palm Beach County, Florida, Criminal Justice Facilities, Revenue
                                                     Refunding Bonds(h):
                     AAA      Aaa        11,985         5.375% due 6/01/2009                                                11,715
                     AAA      Aaa         4,935         5.375% due 6/01/2010                                                 4,809
                     AAA      Aaa         3,500      Saint Lucie County, Florida, Sales Tax Revenue Refunding Bonds,
                                                     5% due 10/01/2023(h)                                                    3,039
                     AAA      Aaa         5,700      South Broward, Florida, Hospital District Revenue Bonds, 6.611%
                                                     due 5/01/2021(b)                                                        5,994
                     AAA      Aaa         3,300      Tampa, Florida, Revenue Bonds (Allegany Health System--
                                                     Saint Joseph's), 5.125% due 12/01/2023(e)                               2,884
                     AAA      Aaa         2,000      Tampa, Florida, Water and Sewer System Revenue Bonds, Sub-Lien,
                                                     Series A, 7.25% due 10/01/2016(b)                                       2,162
                     AAA      Aaa         5,000      University Community Hospital Incorporated, Florida, Hospital
                                                     Revenue Refunding Bonds, 7.375% due 9/01/2000(a)(i)                     5,720
                     AAA      Aaa         2,240      West Coast Regional Water Supply Authority, Florida, Capital
                                                     Improvement Revenue Bonds (Hillsborough County Project), 10.40%
                                                     due 10/01/2010(a)(b)                                                    3,131

Georgia--5.4%        AAA      Aaa         5,500      Chatham County, Georgia, School District, UT, 6.75% due
                                                     8/01/2019(e)                                                            5,899
                     AAA      Aaa         5,000      Douglasville-Douglas County, Georgia, Water and Sewer Authority,
                                                     Water and Sewer Revenue Refunding Bonds, 5.625% due 6/01/2015(b)        4,863
                                                     Georgia Municipal Electric Authority, Power Revenue Bonds:
                     AAA      Aaa        12,100         Refunding, Series Z, 5.50% due 1/01/2012(h)                         11,643
                     AAA      Aaa         7,400         Refunding, Series Z, 5.50% due 1/01/2012(i)                          7,121
                     AAA      Aaa        11,545         Refunding, Series Z, 5.50% due 1/01/2020(h)                         10,809
                     AAA      Aaa        20,000         Series EE, 7% due 1/01/2025(b)                                      22,781
                                                     Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax
                                                     Revenue Refunding Bonds(b):
                     AAA      Aaa         3,990         Series A, 5.125% due 7/01/2019                                       3,544
                     AAA      Aaa        10,500         Series A, 5.125% due 7/01/2020                                       9,305
                     AAA      Aaa        18,605         Series P, 6% due 7/01/2013                                          19,017
                     AAA      Aaa        28,165         Series P, 6.25% due 7/01/2020                                       29,257
                     AAA      Aaa         9,000      Municipal Electric Authority, Georgia, Special Obligation Bonds
                                                     (Fifth Crossover Series, Project One), 6.40% due 1/01/2013(b)(c)        9,538

Portfolio
Abbreviations


To simplify the listings of
Merrill Lynch Municipal
Bond Fund, Inc.'s portfolio
holdings in the Schedule of
Investments, we have
abbreviated the names of
many of the securities
according to the list at right.

AMT    Alternative Minimum Tax (Subject to)
BAN    Bond Anticipation Notes
COP    Certificates of Participation
CP     Commercial Paper
DATES  Daily Adjustable Tax-Exempt Securities
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
PCR    Pollution Control Revenue Bonds
RAN    Revenue Anticipation Notes
RAW    Revenue Anticipation Warrants
RIB    Residual Interest Bonds
SAVRS  Select Auction Variable Rate Security
S/F    Single-Family
TAN    Tax Anticipation Notes
TRAN   Tax Revenue Anticipation Notes
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

                     Municipal Bonds                                                                             Insured Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Hawaii--2.9%                                         Hawaii County, Hawaii, Revenue Refunding and Improvement Bonds,
                                                     GO, UT, Series A(h):
                     AAA      Aaa      $  1,000         5.60% due 5/01/2012                                             $      980
                     AAA      Aaa         1,000         5.60% due 5/01/2013                                                    976
                                                     Hawaii Department of Budget and Finance, Special Purpose Mortgage
                                                     Revenue Bonds (Hawaiian Electric Company, Inc. Project), AMT(e):
                     AAA      Aaa         4,340         7.625% due 12/01/2018                                                4,766
                     AAA      Aaa         5,000         Series C, 7.375% due 12/01/2020                                      5,499
                     AAA      Aaa         4,500      Hawaii Harbor Capital Improvement Revenue Bonds, AMT, 7% due
                                                     7/01/2017(e)                                                            4,838
                                                     Hawaii State Airport System Revenue Bonds:
                     AAA      Aaa        21,795         AMT, 7.30% due 7/01/2020(b)                                         23,773
                     AAA      Aaa        23,200         AMT, Second Series, 7.50% due 7/01/2020(h)                          25,517
                     AAA      Aaa        10,000         Refunding, Series 1993, 6.45% due 7/01/2013(e)                      10,426

Illinois--3.7%       AAA      Aaa        25,000      Chicago, Illinois, Public Building Commission Revenue Bonds
                                                     (Community College District No. 508), Series B, 8.75% due
                                                     1/01/2007(c)(g)                                                        27,119
                     AAA      Aaa        25,000      Chicago, Illinois, Public Building Commission Revenue Bonds,
                                                     Series A, 7.125% due 1/01/2015(c)(e)                                   27,297
                                                     Illinois Health Facilities Authority Revenue Bonds:
                     AAA      Aaa         3,250         (Elmhurst Memorial Hospital), 6.625% due 1/01/2022(h)                3,379
                     AAA      Aaa         4,000         (Methodist Health Project), 6.90% due 5/01/2021(b)                   4,232
                     AAA      Aaa        20,000         (Rush-Presbyterian Saint Luke's Medical Center), 6.80% due
                                                        10/01/2024(e)                                                       21,079
                     AAA      Aaa         6,600      Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                     State Tax Revenue Bonds (McCormick Place Expansion Project),
                                                     Series A, 6.50% due 6/15/2027(b)                                        6,839
                     AAA      Aaa         3,025      Northwest Suburban Municipal Joint Action Water Agency, Illinois,
                                                     Water Supply System Revenue Refunding Bonds, Series A, 5.90% due
                                                     5/01/2015(e)                                                            2,939

Indiana--1.7%        AAA      Aaa         2,470      Indiana Employment Development Commission, Environmental Revenue
                                                     Bonds (Public Service Company of Indiana), AMT, 7.50% due
                                                     3/15/2015(e)                                                            2,687
                                                     Indiana Municipal Power Agency, Power Supply System Revenue
                                                     Refunding Bonds, Series B(e):
                     AAA      Aaa        12,600         5.75% due 1/01/2007                                                 12,996
                     AAA      Aaa        14,000         5.80% due 1/01/2008                                                 14,376
                     AAA      Aaa         4,040      Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                     Series A, 7.90% due 2/01/2002(a)(g)                                     4,735
                     AAA      Aaa         2,000      Jasper County, Indiana, PCR, Refunding (Collateral--Northern
                                                     Indiana Public Service), 7.10% due 7/01/2017(e)                         2,152
                     AAA      Aaa         3,550      Rockport, Indiana, PCR, Refunding (Indiana-Michigan Power),
                                                     Series B, 7.60% due 3/01/2016(h)                                        3,974


Iowa--0.2%           AAA      Aaa         5,000      Des Moines, Iowa, Parking Facilities Revenue Bonds, Series A,
                                                     7.25% due 7/01/2015(h)                                                  5,455


Kansas--0.5%         AAA      Aaa        11,175      Kansas City, Kansas, Utility System Revenue Refunding and
                                                     Improvement Bonds, 6.375% due 9/01/2023(h)                             11,539

Kentucky--0.7%       AAA      Aaa         4,500      Boone County, Kentucky, PCR, Refunding (Collateral--Cincinnati
                                                     Gas and Electric), Series A, 5.50% due 1/01/2024(e)                     4,183
                     AAA      Aaa        11,470      Kentucky Development Finance Authority, Hospital Revenue
                                                     Refunding and Improvement Bonds (Saint Elizabeth Medical
                                                     Center), Series A, 9% due 11/01/2000(h)                                13,761


Louisiana--0.4%      AAA      Aaa         8,700      Louisiana Public Facilities Authority, Health and Education
                                                     Capital Facilities Revenue Bonds (Our Lady of the Lake Regional
                                                     Medical Center), Series C, 8.20% due 12/01/2015(g)(c)                   9,768

Maryland--1.4%                                       Baltimore, Maryland, Revenue Refunding Bonds (Kidder Maryland
                                                     Water Projects), Series A(e):
                     AAA      Aaa         5,000         5.60% due 7/01/2013                                                  4,906
                     AAA      Aaa        23,000         5.65% due 7/01/2020                                                 22,312
                                                     Maryland Health and Higher Educational Facilities Authority
                                                     Revenue Bonds (University of Maryland Medical Systems)(h):
                     AAA      Aaa         2,250         Series A, 7% due 7/01/2001(a)                                        2,551
                     AAA      Aaa         4,400         Series B, 7% due 7/01/2022(c)                                        5,017

Massachusetts--      AAA      Aaa        13,000      Massachusetts Bay Transportation Authority Revenue Bonds, COP,
3.1%                                                 Series A, 7.65% due 8/01/2000(a)(i)                                    14,960
                     AAA      Aaa         5,215      Massachusetts Educational Loan Authority Revenue Bonds, AMT,
                                                     Issue D, Series D, 7.25% due 1/01/2009(e)                               5,610
                     AAA      Aaa         3,250      Massachusetts Port Authority Revenue Bonds, 13% due 7/01/2013(c)        5,585
                     AAA      Aaa        10,055      Massachusetts State Consolidated Loan, Series B, 5.50% due
                                                     7/01/2012(b)                                                            9,616
                     AAA      Aaa         6,200      Massachusetts State Health and Educational Facilities Authority
                                                     Revenue Bonds, 6.70% due 8/15/2021(i)                                   6,569
                     AAA      Aaa        19,755      Massachusetts State, HFA, Housing Revenue Refunding Bonds
                                                     (Insured Rental), AMT, Series A, 6.75% due 7/01/2028(b)                20,390
                     AAA      Aaa         5,500      Massachusetts State Industrial Finance Agency Revenue Bonds
                                                     (Brandeis University), Series C, 6.80% due 10/01/2019(e)                5,894
                     AAA      Aaa         4,500      Massachusetts State Turnpike Authority, Turnpike Revenue Refunding
                                                     Bonds, Series A, 5.125% due 1/01/2023(h)                                3,935
                     AAA      Aaa         3,975      Massachusetts State Water Resource Authority, General Revenue
                                                     Bonds, Series A, 5.70% due 8/01/2009(e)                                 3,967


Michigan--3.8%                                       Chippewa Valley, Michigan, Schools Revenue Bonds, UT, Series Q(h):
                     AAA      Aaa         5,500         6.375% due 5/01/2001(a)                                              6,025
                     AAA      Aaa        10,500         Refunding, 5% due 5/01/2021                                          9,117
                     AAA      Aaa        10,000      Grand Rapids, Michigan, Water Supply Systems, Revenue Refunding
                                                     Bonds, 5.75% due 1/01/2018(h)                                           9,574
                     AAA      Aaa         4,225      Lake Orion, Michigan, Community School District, Refunding, UT,
                                                     5.50% due 5/01/2020(b)                                                  3,918
                                                     Michigan State Trunk Line, Series A(h):
                     AAA      Aaa        14,365         5.75% due 11/15/2020                                                13,701
                     AAA      Aaa        26,120         5.80% due 11/15/2024                                                25,156
                                                     Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                                     AMT:
                     AAA      Aaa        16,500         Project 1, 7.65% due 9/01/2020(h)                                   18,396
                     AAA      Aaa         9,745         Series I-B, 7.50% due 9/01/2019(b)                                  10,741

Mississippi--0.6%    AAA      Aaa         1,320      Harrison County, Mississippi, Wastewater Management District,
                                                     Revenue Refunding Bonds, Wastewater Treatment Facilities,
                                                     Series A, 8.50% due 2/01/2013(h)                                        1,703
                     AAA      Aaa        13,000      Mississippi Hospital Equipment and Facilities Authority, Revenue
                                                     Refunding and Improvement Bonds (North Mississippi Health
                                                     Services), 5.75% due 5/15/2016(b)                                      12,421


Missouri--0.1%       AAA      Aaa         3,500      Sikeston, Missouri, Electric Revenue Refunding Bonds, 6.25% due
                                                     6/01/2012(e)                                                            3,611


Montana--0.2%        AAA      Aaa         5,600      Montana Health Facilities Authority, Hospital Facilities Revenue
                                                     Bonds (Deaconess Medical Center Project), SAVRS, Series A, 4.06%
                                                     due 2/15/2016(b)(f)                                                     5,600


Nebraska--0.5%       AAA      Aaa        12,755      Nebraska Public Power District Revenue Bonds, Series A, 5.50%
                                                     due 1/01/2013(e)                                                       12,283


Nevada--2.0%         AAA      Aaa         2,200      Nevada Housing Dividend, S/F Program, AMT, Issue C, 6.35% due
                                                     10/01/2012(b)                                                           2,207
                     AAA      Aaa        45,000      Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                     Pacific Power), AMT, 6.65% due 6/01/2017(e)                            47,253


New Jersey--3.8%     AAA      Aaa         3,350      Cape May County, New Jersey, Industrial Pollution Control
                                                     Financing Authority, Revenue Refunding Bonds (Atlantic City
                                                     Electric Company), Series A, 6.80% due 3/01/2021(e)                     3,741
                     AAA      Aaa         9,635      Essex County, New Jersey, Refunding Bonds, Series A-1, 5.375%
                                                     due 9/01/2010                                                           9,197
                     AAA      Aaa         4,750      Jersey City, New Jersey, Sewer Authority Revenue Refunding Bonds,
                                                     6.25% due 1/01/2014(b)                                                  4,990
                     AAA      Aaa        20,000      New Jersey EDA, Natural Gas Facilities, Revenue Refunding Bonds
                                                     (NUI Corp.), Series A, 6.35% due 10/01/2022(b)                         20,417
                                                     New Jersey State Housing and Mortgage Finance Agency Revenue
                                                     Bonds (Home Buyer), AMT(e):
                     AAA      Aaa         6,640         Series B, 7.90% due 10/01/2022                                       7,147
                     AAA      Aaa        12,785         Series D, 7.70% due 10/01/2029                                      13,560
                     AAA      Aaa        23,890         Series M, 7% due 1/01/2026                                          25,498
                     AAA      Aaa         8,055      New Jersey State Turnpike Authority, Turnpike Revenue Bonds,
                                                     Series A, 6% due 1/01/2005(e)                                           8,459
                     AAA      VMIG1++     6,000      New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                     Bonds, VRDN, Series D, 3.85% due 1/01/2018(f)                           6,000


SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

                     Municipal Bonds                                                                             Insured Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
New York--6.0%       AAA      Aaa      $  9,650      Metropolitan Transportation Authority, New York, Service Contract
                                                     Revenue Refunding Bonds (Transportation Facilities), Series L,
                                                     7.50% due 7/01/2017(b)                                             $   10,567
                                                     New York City, New York, GO, UT, Series I(b):
                     AAA      Aaa         4,505         7.25% due 8/15/2013                                                  4,969
                     AAA      Aaa         2,645         7.25% due 8/15/2013                                                  2,885
                     AAA      Aaa        10,130         7.25% due 8/15/2016                                                 11,050
                     AAA      Aaa         3,500      New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                     (USTA National Tennis Center Project), 6.25% due 11/15/2005(i)          3,771
                                                     New York City, New York, Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Bonds:
                     AAA      Aaa        50,000         5.20% due 6/15/2008(e)                                              48,397
                     AAA      Aaa        12,075         Refunding, Series A, 5.75% due 6/15/2018(h)                         11,570
                     AAA      Aaa         1,090         Series A, 6.75% due 6/15/2014(h)                                     1,145
                     AAA      Aaa         9,600         Series B, 5.375% due 6/15/2007(b)                                    9,504
                     AAA      Aaa         4,510         Series C, 6.20% due 6/15/2021(b)                                     4,553
                     AAA      Aaa        16,000         Series F, 5.50% due 6/15/2023(e)                                    14,860
                                                     New York State Medical Care Facilities Finance Agency Revenue
                                                     Bonds (Mental Health Services):
                     AAA      Aaa         3,085         Series C, 7.375% due 8/15/2019(e)                                    3,402
                     AAA      Aaa        11,500         Series D, 5.90% due 8/15/2022(b)                                    11,196
                                                     Niagara Falls, New York, Public Improvement Bonds, UT(e):
                     AAA      Aaa         2,975         6.90% due 3/01/2023                                                  3,214
                     AAA      Aaa         3,190         6.90% due 3/01/2024                                                  3,446
                                                     Suffolk County, New York, Water Authority, Waterworks Revenue
                                                     Refunding Bonds(b):
                     AAA      Aaa         1,235         7.375% due 6/01/2012                                                 1,353
                     AAA      Aaa         7,345         Series C, 5.75% due 6/01/2013                                        7,224


North Carolina--     AAA      VMIG1++       200      Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN,
0.0%                                                 Series A, 4.20% due 7/01/2016(e)(f)                                       200

Ohio--1.6%           AAA      Aaa         2,710      Clermont County, Ohio, Hospital Facilities Revenue Refunding
                                                     Bonds (Mercy Health Systems), Series A, 7.50% due 9/01/2001(a)(b)       3,110
                     AAA      Aaa        12,000      Cleveland, Ohio, Public Power System Revenue Bonds, First
                                                     Mortgage, Series A, 7% due 11/15/2024(e)                               13,744
                     AAA      Aaa         6,700      Ohio Municipal Electric Generation Agency, Joint Ventures, COP,
                                                     5.375% due 2/15/2013(b)                                                 6,289
                     AAA      Aaa         3,500      Ohio State Air Quality Development Authority, Revenue Refunding
                                                     Bonds (Cincinnati Gas and Electric), Series B, 5.45% due
                                                     1/01/2024(e)                                                            3,275
                                                     Ohio State Water Development Authority Revenue Bonds (Fresh Water
                                                     Series)(b):
                     AAA      Aaa         2,890         5.80% due 12/01/2011                                                 2,900
                     AAA      Aaa         2,475         5.875% due 6/01/2012                                                 2,491
                     AAA      Aaa         9,000         5.90% due 12/01/2015                                                 8,894


Oklahoma--1.2%       AAA      Aaa         7,500      Oklahoma Industrial Authority, Hospital Revenue Bonds (Baptist
                                                     Medical Center), Series A, 7% due 8/15/2014(b)                          8,047
                     AAA      Aaa        21,560      Tulsa, Oklahoma, Industrial Authority, Hospital Revenue Bonds
                                                     (Saint John's Medical Center, Inc.), 7.25% due 12/01/2009(e)           23,423


Oregon--0.2%         AAA      Aaa         4,000      Port Portland, Oregon, Portland International Airport, Airport
                                                     Revenue Bonds, AMT, Series 7-B, 7.10% due 7/01/2021(e)                  4,331


Pennsylvania--       AAA      Aaa         1,750      Allegheny County, Pennsylvania, Hospital Development Authority
7.1%                                                 Revenue Bonds (Mercy Hospital of Pittsburgh), 6.75% due
                                                     4/01/2021(b)                                                            1,849
                     AAA      Aaa         6,900      Beaver County, Pennsylvania, Hospital Authority Revenue Bonds
                                                     (Medical Center of Beaver, Pennsylvania Incorporated), Series A,
                                                     6.25% due 7/01/2022(b)                                                  6,959
                     AAA      Aaa         3,365      Beaver County, Pennsylvania, IDA, PCR, Refunding (Ohio Edison
                                                     Company/Mansfield), Series A, 7% due 6/01/2021(h)                       3,659

                     AAA      Aaa         2,110      Berks County, Pennsylvania, Municipal Authority, Hospital Revenue
                                                     Bonds (Reading Hospital Medical Center Project), 5.70% due
                                                     10/01/2014(e)                                                           2,047
                     AAA      Aaa         4,425      Hazleton, Pennsylvania, Area School District, UT, Series B, 6.25%
                                                     due 3/01/2017(h)(j)(k)                                                  1,156
                                                     Pennsylvania Higher Educational Assistance Agency, Student Loan
                                                     Revenue Bonds, AMT:
                     AAA      Aaa        16,000         7.437% due 3/01/2020(e)                                             17,047
                     AAA      Aaa         3,200         6.031% due 3/01/2022(b)                                              3,154
                     AAA      Aaa        34,000         6.172% due 3/01/2022(b)                                             33,515
                     AAA      Aaa        30,000         6.854% due 9/03/2026(b)                                             31,182
                                                     Pennsylvania State Higher Educational Facilities Authority,
                                                     College and University Revenue Bonds:
                     AAA      Aaa         1,500         (Bryn Mawr College), 6.50% due 12/01/2009(h)                         1,584
                     AAA      Aaa         4,250         (Temple University), First Series, 6.50% due 4/01/2021(e)            4,425
                     AAA      Aaa        10,390      Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
                                                     Series L, 6.25% due 6/01/2011(b)                                       10,623
                                                     Philadelphia, Pennsylvania, Airport Revenue Bonds, AMT(e):
                     AAA      Aaa         8,150         7.75% due 6/15/2015                                                  8,926
                     AAA      Aaa        24,000         7.375% due 6/15/2018                                                25,944
                     AAA      Aaa         5,000      Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th
                                                     Series B, 7% due 5/15/2020(c)(e)                                        5,895
                     AAA      Aaa         5,750      Philadelphia, Pennsylvania, Parking Authority, Airport Parking
                                                     Revenue Bonds, 7.375% due 9/01/2018(b)                                  6,295
                     AAA      Aaa         7,500      Philadelphia, Pennsylvania, School District Revenue Refunding
                                                     Bonds, Series A, 5.375% due 7/01/2005(e)                                7,503
                                                     Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                                     Refunding Bonds(b):
                     AAA      Aaa         4,250         5.50% due 6/15/2006                                                  4,292
                     AAA      Aaa         3,000         5.50% due 6/15/2007                                                  3,002

Rhode Island--3.3%                                   Rhode Island Depositors Economic Protection Corporation, Special
                                                     Obligation Bonds, Series A(i):
                     AAA      Aaa         6,100         6.625% due 8/01/2002(a)                                              6,841
                     AAA      Aaa        35,000         Refunding, 5.75% due 8/01/2019                                      33,461
                     AAA      Aaa        16,520         Refunding, 5.50% due 8/01/2020                                      15,254
                     AAA      Aaa        25,600      Rhode Island Health and Educational Building Corporation Revenue
                                                     Bonds (Rhode Island Hospital), 6.85% due 8/15/2021(h)                  27,352


South Carolina--     AAA      Aaa         7,000      Charleston, South Carolina, Waterworks and Sewer Revenue
4.6%                                                 Refunding and Improvement Bonds, 6% due 1/01/2016(b)                    6,919
                     AAA      Aaa         5,000      Florence County, South Carolina, Hospital Revenue Bonds (McLeod
                                                     Regional Medical Center Project), 6.75% due 11/01/2020(h)               5,305
                     AAA      Aaa         1,750      Greenville, South Carolina, Hospital System, Hospital Facilities
                                                     Revenue Bonds, Series A, 7.50% due 5/01/2016(h)                         1,834
                     AAA      Aaa         2,410      Myrtle Beach, South Carolina, Water and Sewer System Revenue
                                                     Refunding Bonds, 5.25% due 3/01/2020(e)                                 2,176
                     AAA      Aaa         3,500      Pickens and Richland Counties, South Carolina, Hospital
                                                     Facilities Revenue Bonds (Baptist Hospital), Series A, 7% due
                                                     8/01/2001(a)(b)                                                         3,972
                                                     Piedmont Municipal Power Agency, South Carolina, Electric
                                                     Revenue Refunding Bonds:
                     AAA      Aaa         4,000         6.30% due 1/01/2022(e)                                               4,063
                     AAA      Aaa        20,750         Series A, 7.40% due 1/01/2018(b)                                    22,347
                     AAA      Aaa        29,100      South Carolina Jobs, EDA, Hospital Facilities Revenue Bonds,
                                                     5.55% due 8/01/2021(b)                                                 26,951
                                                     South Carolina State Public Service Authority, Revenue
                                                     Refunding Bonds:
                     AAA      Aaa        14,005         Series A, 5.50% due 7/01/2021(e)                                    12,899
                     AAA      Aaa        17,090         Series A, 6.375% due 7/01/2021(b)                                   17,382
                     AAA      Aaa         4,000         Series B, 6.10% due 7/01/2027(b)                                     3,956
                     AAA      Aaa         2,750         Series C, 5% due 1/01/2014(b)                                        2,454


Tennessee--0.2%      AAA      Aaa         1,905      Jackson, Tennessee, Water and Sewer System Revenue Bonds, 10.375%
                                                     due 7/01/2012(b)                                                        2,315
                     AAA      Aaa         2,200      Knox County, Tennessee, Health, Educational and Housing Facilities
                                                     Board, Hospital Facilities Crossover Revenue Refunding Bonds
                                                     (Mercy Health Care System), Series A, 7.60% due 9/01/1999(a)(b)         2,495


SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

                     Municipal Bonds                                                                             Insured Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Texas--16.2%                                         Austin, Texas, Utility System Revenue Bonds(e):
                     AAA      Aaa      $ 11,190         Prior Lien, 9.25% due 5/15/2004(a)                              $   14,573
                     AAA      Aaa         3,000         Refunding, 5.50% due 5/15/2007                                       3,002
                     AAA      Aaa         3,500         Refunding, 5.50% due 5/15/2008                                       3,465
                     AAA      Aaa         3,500         Refunding, 5.50% due 5/15/2009                                       3,427
                     AAA      Aaa         2,000         Refunding, 5.50% due 5/15/2010                                       1,933
                     AAA      Aaa         3,500         Refunding, 5.50% due 5/15/2011                                       3,367
                     AAA      Aaa         4,000         Refunding, 5.50% due 5/15/2012                                       3,826
                     AAA      Aaa         2,000         Refunding, 5.50% due 5/15/2013                                       1,904
                     AAA      Aaa        14,825         Refunding, Series A, Prior Lien, 6.067% due 11/15/2011(j)(k)         5,437
                                                     Brazos River Authority, Texas, PCR (Collateral--Texas Utilities
                                                     Electric Company Project), AMT:
                     AAA      Aaa         6,000         Refunding, 6.50% due 12/01/2027(b)                                   6,152
                     AAA      Aaa        12,000         Series B, 6.625% due 6/01/2022(h)                                   12,419
                                                     Brazos River Authority, Texas, Revenue Refunding Bonds
                                                     (Collateral--Houston Light and Power Co.):
                     AAA      Aaa        12,700         5.60% due 12/01/2017(e)                                             11,988
                     AAA      Aaa        13,900         Series B, 7.20% due 12/01/2018(h)                                   15,299
                     AAA      Aaa        20,000      Brownsville, Texas, Utility System Revenue Refunding Bonds,
                                                     6.25% due 9/01/2014(e)                                                 20,913
                     A1+      VMIG1++     1,100      Harris County, Texas, Health Facilities Development Corporation,
                                                     Special Facilities Revenue Bonds (Texas Medical Center Project),
                                                     VRDN, 4.20% due 2/15/2022(f)(e)                                         1,100
                     AAA      Aaa         5,000      Harris County, Texas, Hospital District, Mortgage Revenue
                                                     Refunding Bonds, 7.40% due 2/15/2010(b)                                 5,776
                     AAA      Aaa         1,695      Harris County, Texas, Toll Road Revenue Bonds, Series A,
                                                     6.50% due 8/15/2011(h)                                                  1,779
                                                     Harris County, Texas, Toll Road, Revenue Senior Lien Bonds:
                     AAA      Aaa        13,045         Refunding, 5.30% due 8/15/2013(b)                                   12,263
                     AAA      Aaa         8,250         Refunding, 5% due 8/15/2016(h)                                       7,251
                     AAA      Aaa        21,650         Refunding, 5.375% due 8/15/2020(h)                                  19,721
                     AAA      Aaa         5,755         Refunding, 5.50% due 8/15/2021(h)                                    5,327
                     AAA      Aaa        10,305         Refunding, Series A, 6.50% due 8/15/2002(a)(h)                      11,485
                     AAA      Aaa        15,250         Refunding, Series A, 6.50% due 8/15/2002(a)(b)                      16,996
                     AAA      Aaa         2,750         Series A, 6.50% due 8/15/2017(b)                                     2,857
                     AAA      Aaa        11,100         Series A, 6.375% due 8/15/2024(e)                                   11,379
                     AAA      Aaa         8,375      Houston, Texas, Water and Sewer System Revenue Bonds,
                                                     Junior Lien, Series A, 6.375% due 12/01/2022(e)                         8,562
                                                     Houston, Texas, Water and Sewer System, Revenue
                                                     Refunding Bonds, Junior Lien, Series C(b):
                     AAA      Aaa        12,700         5.70% due 12/01/2010(j)(k)                                           4,961
                     AAA      Aaa        45,960         5.70% due 12/01/2011(j)(k)                                          16,811
                     AAA      Aaa        53,850         5.78% due 12/01/2012(j)(k)                                          18,433
                     AAA      Aaa        18,400         5.75% due 12/01/2015                                                17,736

                     AAA      Aaa         3,500      Houston, Texas, Water Conveyance System Contract,
                                                     COP, Series J, 6.25% due 12/15/2013(b)                                  3,677
                                                     Lower Colorado River Authority, Texas, Revenue
                                                     Refunding Bonds:
                     AAA      Aaa         4,415         5.60% due 1/01/2009(c)(e)(j)(k)                                      2,027
                     AAA      Aaa        22,480         Junior Lien, 5.40% due 1/01/2007(i)                                 22,121
                     AAA      Aaa           650         Series B, 7% due 1/01/2001(a)(b)                                       731
                                                     Matagorda County, Texas, Navigation District
                                                     No. 1, PCR, AMT:
                     AAA      Aaa         5,000         (Collateralized--Central Power and Light Company Project),
                                                        7.50% due 3/01/2020(b)                                               5,482
                     AAA      Aaa         8,250         (Collateralized--Houston Light and Power), Series D,
                                                        7.60% due 10/01/2019(h)                                              9,062
                                                     Matagorda County, Texas, Navigational District No. 1,
                                                     Revenue Refunding Bonds
                                                        (Collateralized--Houston Light and Power):
                     AAA      Aaa        11,800         Series A, 6.70% due 3/01/2027(b)                                    12,556
                     AAA      Aaa        26,305         Series C, 7.125% due 7/01/2019(h)                                   28,733
                     AAA      Aaa         6,470         Series E, 7.20% due 12/01/2018(h)                                    7,129
                     AAA      Aaa        15,000      Southwest Higher Education Authority Incorporated,
                                                     Texas, Revenue Refunding Bonds (Southern Methodist
                                                     University), Series B, 6.25% due 10/01/2022(h)                         15,166

                                                     Texas Municipal Power Agency, Revenue Refunding Bonds:
                     AAA      Aaa        10,000         5.50% due 9/01/2010(e)                                               9,768
                     AAA      Aaa         2,900         Series A, 6.75% due 9/01/2012(b)                                     3,157
                                                     Texas State Public Finance Authority, Building Revenue
                                                     Capital Appreciation Refunding Bonds(e)(j)(k):
                     AAA      Aaa         7,000         5.80% due 2/01/2009                                                  3,102
                     AAA      Aaa         2,890         6.10% due 2/01/2011                                                  1,112
                     AAA      Aaa         8,500         5.81% due 2/01/2012                                                  3,063
                     AAA      Aaa        15,875      Trinity River Authority, Texas, Regional Wastewater System
                                                     Revenue Refunding Bonds, Series A, 5% due 8/01/2016(b)                 14,023


Utah--1.6%           AAA      Aaa        28,000      Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                     (IHC Hospitals, Incorporated), 6.75% due 5/15/2020(b)(c)               29,603
                     AA-      Aaa         1,000      Uintah County, Utah, PCR (Desert Generation and Transmission
                                                     Cooperative--National Rural Utilities Company), Series 1984
                                                     F-2, 10.50% due 6/15/2001(a)                                            1,295
                     AAA      Aaa         2,650      Utah Board of Regents, Student Loan Revenue Bonds, AMT,
                                                     Series F, 7.45% due 11/01/2008(b)                                       2,870
                                                     Utah Municipal Power Agency, Electric System Revenue Refunding
                                                     Bonds, Series A(h):
                     AAA      Aaa         3,120         5.50% due 7/01/2012                                                  2,984
                     AAA      Aaa         3,295         5.50% due 7/01/2013                                                  3,136

Vermont--0.8%        AAA      Aaa        18,950      Vermont, HFA, Revenue Bonds (Home Mortgage Purchase),
                                                     AMT, Series B, 7.60% due 12/01/2024(e)                                 20,212


Virginia--2.4%       AAA      Aaa         5,000      Danville, Virginia, IDA, Hospital Revenue Refunding Bonds
                                                     (Danville Regional Medical Center), 6.50% due 10/01/2019(h)             5,247
                     AAA      Aaa        16,800      Prince William County, Virginia, Service Authority,
                                                     Water and Sewer System Revenue Refunding Bonds, 5% due
                                                     7/01/2021(h)                                                           14,562
                     AAA      Aaa         5,000      Upper Occoquan Sewer Authority, Virginia, Regional Sewer
                                                     Revenue Refunding Bonds, 5% due 7/01/2021(h)                            4,334
                                                     Virginia State, HDA, Commonwealth Mortgage, AMT, Series A,
                                                     Sub Series A-4(e):
                     AAA      Aaa         5,000         6.30% due 7/01/2014                                                  5,039
                     AAA      Aaa        11,215         6.35% due 7/01/2018                                                 11,244
                     AAA      Aaa        21,000         6.45% due 7/01/2028                                                 21,161


Washington--3.0%     AAA      Aaa        33,535      Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                     6.625% due 7/01/2020(h)                                                35,552
                                                     Seattle, Washington, Municipality, Metropolitan Seattle, Sewer
                                                     Revenue Bonds:
                     AAA      Aaa         3,000         Refunding, Series X, 5.30% due 1/01/2008(h)                          2,917
                     AAA      Aaa         6,560         Refunding, Series Y, 5.70% due 1/01/2015(h)                          6,245
                     AAA      Aaa         3,315         Refunding, Series Y, 5.70% due 1/01/2016(h)                          3,152
                     AAA      Aaa         3,865         Refunding, Series Z, 5.45% due 1/01/2022(b)                          3,504
                     AAA      Aaa         2,465         Series W, 6.25% due 1/01/2022(e)                                     2,481
                     AAA      Aaa         4,485         Series W, 6.25% due 1/01/2023(e)                                     4,514
                     AAA      Aaa        10,000      Seattle, Washington, Solid Waste Utility, Revenue Refunding
                                                     Bonds, Series A, 6.875% due 5/01/2009(g)                               10,732
                     AAA      Aaa         3,250      University of Washington Revenue Bonds (Housing and Dining),
                                                     7% due 12/01/2021(e)                                                    3,582
                     AAA      Aaa         7,000      Washington Health Care Facilities Authority Revenue Bonds
                                                     (Southwest Washington Hospital--Vancouver), 7.125% due
                                                     10/01/2019(g)                                                           7,556
                     D        NR*           719      Washington Public Power Supply System, Generating Facilities
                                                     Revenue Bonds (Nuclear Project, Numbers 4 & 5), Series D,
                                                     12.50% due 7/01/2010(b)                                                   719


West Virginia--2.8%  AAA      Aaa         9,270      Kanawha County, West Virginia, Building Commission Revenue
                                                     Refunding Bonds (Charleston Area Medical Center Inc.), Series A,
                                                     7.10% due 6/01/2013(e)                                                  9,827
                                                     Pleasants County, West Virginia, PCR, Series 95-C(b):
                     AAA      Aaa        24,500         (Monogahela Power Co.), 6.15% due 5/01/2015                         24,744
                     AAA      Aaa        12,250         (Potomac Pleasants), 6.15% due 5/01/2015                            12,372
                     AAA      Aaa         5,250         (West Penn Power Co.), 6.15% due 5/01/2015                           5,302
                     AAA      Aaa         7,600      Putnam County, West Virginia, PCR, Refunding (Appalachian Power
                                                     Company Project), Series D, 5.45% due 6/01/2019(b)                      6,920
                     AAA      Aaa         5,600      West Virginia School Building Authority Revenue Bonds (Capital
                                                     Improvement), Series B, 6.75% due 7/01/2010(e)                          5,953
                     AAA      Aaa         4,000      West Virginia State Parkways, Economic Development and Tourism
                                                     Authority, 5.80% due 5/15/2013(h)                                       3,896


SCHEDULE OF INVESTMENTS (concludued)                                                                                (in Thousands)

                     Municipal Bonds                                                                             Insured Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Wisconsin--2.2%      AAA      Aaa      $  7,000      Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds
                                                     (Midwest Energy Resources), Series E, 6.90% due 8/01/2021(h)       $    7,815
                                                     Wisconsin Health and Educational Facilities Authority
                                                     Revenue Bonds:
                     AAA      Aaa         1,500         (Saint Luke's Medical Center Project), 7.10% due 8/15/2019(e)        1,610
                     AAA      Aaa         5,750         (Waukesha Memorial Hospital), Series B, 7.25% due 8/15/2019(b)       6,273
                                                     Wisconsin Public Power System Incorporated, Power Supply System
                                                     Revenue Bonds, Series A(b):
                     AAA      Aaa         6,500         6.875% due 7/01/2001(a)                                              7,327
                     A1+      Aaa         8,360         Refunding, 5.25% due 7/01/2021                                       7,449
                                                     Wisconsin State (Veterans Housing Loans), AMT, Series B(e):
                     AAA      Aaa         7,920         6.50% due 5/01/2020                                                  8,210
                     AAA      Aaa        17,130         6.50% due 5/01/2025                                                 17,809


                     Total Investments (Cost--$2,390,477)--98.9%                                                         2,494,466

                     Other Assets Less Liabilities--1.1%                                                                    28,118
                                                                                                                        ----------
                     Net Assets--100.0%                                                                                 $2,522,584
                                                                                                                        ==========


                  (a)Prerefunded.
                  (b)AMBAC Insured.
                  (c)Escrowed to maturity.
                  (d)The interest rate is subject to change periodically and inversely based upon the prevailing market rate. The interest rate shown is the rate in effect at
                     June 30, 1995.
                  (e)MBIA Insured.
                  (f)The interest rate is subject to change periodically based upon the prevailing market rate. The interest rate shown is the rate in effect at
                     June 30, 1995.
                  (g)BIG Insured.
                  (h)FGIC Insured.
                  (i)FSA Insured.
                  (j)Principal only securities which are traded on a discount basis and are amortized to maturity.
                  (k)The interest rate shown represents the yield to maturity.
                    *Not Rated.
                   ++Highest short-term rating issued by Moody's Investors Service, Inc.
                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.


                     See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

                     Municipal Bonds                                                                            National Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Alabama--0.6%        AAA      Aaa      $  9,000      Alabama Agricultural and Mechanical University, 6.50% due
                                                     11/01/2025(f)                                                      $    9,347


Alaska--2.4%                                         Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                     AA-      A1          6,000         (British Petroleum Pipeline), Series B, 7% due 12/01/2025            6,417
                     AA-      A1         27,150         (Sohio Pipeline), 7.125% due 12/01/2025                             29,344


Arizona--0.3%        AA       A1          4,640      Arizona State University, Revenue Refunding Bonds, Series A,
                                                     5.50% due 7/01/2019                                                     4,375


California--5.9%     NR*      NR*         6,000      Antioch, California, Improvement Bond Act 1915 (Assessment
                                                     District No. 27--Lone Tree), Series E, 7.125% due 9/02/2016             6,075
                     SP-1     MIG1++     18,000      California State, GO, RAW, Series C, 5.75% due 4/25/1996               18,316
                                                     California State, Public Works Board, Lease Revenue Bonds:
                     A-       A          10,350         (Department of Corrections--Monterey County), Series A, 7%
                                                        due 11/01/2019                                                      10,964

                     AAA      Aaa         2,800         (Various University of California Projects), Series A, 6.40%
                                                        due 12/01/2016(c)                                                    2,859
                     A-       A1          1,000         (Various University of California Projects), Series B, 6.625%
                                                        due 12/01/2019                                                       1,021
                     NR*      NR*         4,000      Long Beach, California, Special Tax Community Facilities,
                                                     District No. 3--Pine Avenue, 6.375% due 9/01/2023                       3,698
                     AA       Aa          5,500      Los Angeles County, California, Department of Water and Power
                                                     Waterworks Revenue Bonds, Second Issue, 6.40% due 11/01/2031            5,567
                     AA-      Aaa        10,705      Los Angeles County, California, Transportation Commission, Sales
                                                     Tax Revenue Bonds, Series A, 6.90% due 7/01/2001(k)                    12,129
                     A        NR*        11,725      Palmdale, California, Civic Authority, Revenue Refunding Bonds
                                                     (Merged Redevelopment Project), Series A, 6.60% due 9/01/2034          12,008
                     A+       Aaa         5,385      Sacramento, California, City Financing Authority Revenue Bonds,
                                                     6.80% due 11/01/2001(k)                                                 6,101
                     AAA      Aaa        10,000      University of California Revenue Bonds, Multiple Purpose
                                                     Projects, Series D, 6.25% due 9/01/2013(f)                             10,230


Colorado--3.5%                                       Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                     BB       Baa         5,000         Series A, 8% due 11/15/2017                                          5,258
                     BB       Baa         3,000         Series A, 7.50% due 11/15/2023                                       3,171
                     BB       Baa         8,570         Series A, 8% due 11/15/2025                                          9,197
                     BB       Baa        13,000         Series B, 7.25% due 11/15/2023                                      13,427
                     BB       Baa         5,650         Series C, 6.75% due 11/15/2022                                       5,552
                     BB       Baa        13,150         Series D, 7.75% due 11/15/2021                                      14,081
                     A1       NR*         2,800      Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Co.
                                                     Project), VRDN, Series A, 4.65% due 4/01/2016(a)                        2,800


Connecticut--0.3%    AA-      Baa1        4,550      Connecticut State Resource Recovery Authority Revenue Bonds
                                                     (American Refuse Fuel), AMT, Series A, 8% due 11/15/2015                5,015


Delaware--0.6%       AAA      NR*         7,500      Delaware State Health Facilities Authority, Revenue Refunding
                                                     Bonds (Beebe Medical Center Project), 8.50% due 6/01/2000(k)            8,876


District of          A+       A1          3,750      District of Columbia Revenue Bonds, RIB (Georgetown University),
Columbia--0.3%                                       8.632% due 4/01/2022(m)                                                 3,956


Florida--2.7%        AAA      Aaa         6,330      Florida, HFA (Antigua Club Apartments), AMT, Series A-1, 7% due
                                                     2/01/2035(c)                                                            6,579
                     NR*      Aaa         9,400      Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90%
                                                     due 3/01/2022(l)                                                       10,104
                     AA       Aa3         5,000      Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                                     Company Project), Series 1991, 7.875% due 8/01/2021                     5,803
                     NR*      NR*         2,700      Leesburg, Florida, Hospital Capital Improvement Revenue Bonds
                                                     (Leesburg Regional Medical Center Project), Series 1991-A, 7.50%
                                                     due 7/01/2002(k)                                                        3,150
                     A1+      VMIG1++     1,000      Martin County, Florida, PCR, Refunding (Florida Power and Light
                                                     Company Project), VRDN, 4.20% due 9/01/2024(a)                          1,000
                     AAA      NR*         4,765      Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT,
                                                     Series A, 8.375% due 3/01/2021(l)                                       5,145
                     A1       VMIG1++     1,500      Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                                     Light Company Project), VRDN, 4.20% due 1/01/2026(a)                    1,500
                     AAA      Aaa         5,850      South Broward, Florida, Hospital District Revenue Bonds, RIB,
                                                     Series C, 8.629% due 5/13/2021(c)(m)                                    6,450
                     AAA      Aaa         2,000      Tampa, Florida, Revenue Bonds (Alleghany Health System-Saint
                                                     Joseph's), 5.125% due 12/01/2023                                        1,748


Georgia--3.9%        AA-      Aa         25,705      Atlanta, Georgia, Water and Sewer Revenue Refunding Bonds, 4.75%
                                                     due 1/01/2023                                                          21,194
                     A+       A           8,375      Georgia Municipal Electric Authority Power, Revenue Refunding
                                                     Bonds, Series Z, 5.50% due 1/01/2020                                    7,651
                                                     Metropolitan Atlanta, Georgia Rapid Transit Authority, Sales Tax
                                                     Revenue Bonds:
                     AAA      Aaa        20,000         Second Indenture, Series A, 6.90% due 7/01/2020(f)                  21,854
                     AA-      A1          7,500         Series O, 6.55% due 7/01/2020                                        7,807


Idaho--0.2%          AA       NR*         2,380      Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT, Series E,
                                                     7.875% due 7/01/2024(b)                                                 2,526


Illinois--5.0%       AA-      Aa3         8,000      Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas, Light
                                                     & Coke Company Project), AMT, Series A, 8.10% due 5/01/2020             8,995
                                                     Chicago, Illinois, O'Hare International Airport, Special
                                                     Facilities Revenue Bonds (United Airlines, Inc.):
                     BB       Baa2        4,825         AMT, Series B, 8.95% due 5/01/2018                                   5,404
                     BB       Baa2       14,075         Series 1984-B, 8.85% due 5/01/2018                                  15,838
                     AAA      Aaa         5,015      Chicago, Illinois, Public Building Commission Revenue Bonds
                                                     (Community College District No. 508), Series B, 8.75% due
                                                     1/01/2007(d)(i)                                                         5,440
                     BBB      NR*         3,000      Illinois Educational Facilities Authority, Revenue Refunding
                                                     Bonds (Columbia College), 6.875% due 12/01/2017                         3,019


SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

                     Municipal Bonds                                                                            National Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Illinois                                             Illinois Health Facilities Authority Revenue Bonds:
(concluded)          AAA      Aaa      $  1,500         (Methodist Health Project), RIB, 9.724% due 5/01/2021(c)(m)     $    1,673
                     BBB-     NR*         2,625         Refunding (Saint Elizabeth's Hospital--Chicago), 7.75% due
                                                        7/01/2016                                                            2,703
                     AAA      Aaa        11,000         (Rush Presbyterian-Saint Luke's Medical Center), INFLOS,
                                                        9.057% due 10/01/2014(f)(m)                                         12,183
                     A+       Aa          5,250      Illinois Housing Development Authority, Residential Mortgage
                                                     Revenue Bonds, RIB, AMT, 9.188% due 2/01/2018(m)                        5,624
                     AAA      Aaa         2,000      Illinois State, Dedicated Tax Revenue Civic Center, Series A,
                                                     7.35% due 12/15/2005(c)                                                 2,246
                     AAA      Aaa         5,950      Regional Transportation Authority Illinois, UT, Series D,
                                                     6.75% due 6/01/2025(e)                                                  6,338
                     NR*      A1          4,000      Southwestern Illinois, Development Authority, Sewer Facilities
                                                     Revenue Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015      4,233


Indiana--2.1%                                        Indiana Health Facilities Financing Authority, Hospital Revenue
                                                     Bonds:
                     AAA      Aaa         1,000         (Community Hospital Project), 6.85% due 7/01/2022(f)                 1,053
                     NR*      Baa1        3,500         (Riverview Hospital Project), 6.875% due 8/01/2017                   3,403
                     NR*      Aaa         9,500      Indiana State Educational Facilities Authority Revenue Bonds
                                                     (University of Notre Dame Project), 6.70% due 3/01/2025                10,149
                     A+       NR*         9,100      Indianapolis, Indiana, Local Public Improvement Refunding Bond
                                                     Bank, Series D, 6.75% due 2/01/2020                                     9,477
                     NR*      Aa          1,500      Marion County, Indiana, Hospital Authority, Hospital Facility
                                                     Revenue Bonds (Daughters of Charity--Saint Vincent's Hospital
                                                     Project), 10.125% due 11/01/2015                                        1,559
                     AA-      Aa2         5,700      Petersburg, Indiana, PCR, Refunding (Indianapolis Power & Light
                                                     Co. Project), 6.625% due 12/01/2024                                     5,905


Iowa--0.6%           NR*      NR*         9,000      Iowa Finance Authority, Health Care Facilities Revenue Bonds
                                                     (Mercy Health Initiatives Project), 9.95% due 7/01/2019                 9,572


Kansas--0.8%         AAA      Aaa        12,000      Wichita, Kansas, Hospital Revenue Bonds, RIB, Series III-A, 8.475%
                                                     due 10/01/2017(f)(m)                                                   12,735


Kentucky--1.1%       AAA      Aaa         4,500      Louisville and Jefferson County, Kentucky, Metropolitan Sewer
                                                     District, Sewer and Drain System, Revenue Refunding Bonds,
                                                     Series A, 6.50% due 5/15/2024(c)                                        4,759
                     NR*      NR*         4,500      Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                     (TJ International Project), AMT, 7% due 6/01/2024                       4,503
                     AA       Aa2         6,345      Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                                     Company), AMT, Series A, 7.625% due 11/01/2020                          7,006


Louisiana--3.1%      NR*      Baa3       37,850      Lake Charles, Louisiana, Harbor and Terminal District Port
                                                     Facilities, Revenue Refunding Bonds (Trunkline LNG Company
                                                     Project), 7.75% due 8/15/2022                                          41,665
                     BB-      NR*         3,000      Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                     Company Project), 7.50% due 7/01/2013                                   3,055
                     BBB      Baa2        1,100      Saint Charles Parish, Louisiana, PCR (Union Carbide Project),
                                                     AMT, 7.35% due 11/01/2022                                               1,142


Maine--0.3%          AA-      A1          3,815      Maine State, Housing Authority, Mortgage Purchase, AMT,
                                                     Series B-4, 6.90% due 11/15/2026                                        3,932


Maryland--0.5%       AA-      Aa          7,000      Maryland State Stadium Authority, Sports Facilities Lease Revenue
                                                     Bonds, AMT, Series D, 7.60% due 12/15/2019                              7,646


Massachusetts--6.1%  AAA      Aaa         6,000      Massachusetts Bay Transportation Authority Revenue Bonds,
                                                     Series B, 7.875% due 3/01/2001(k)                                       7,027
                     A+       A1         10,000      Massachusetts State, Consolidated Loans, UT, Series B, 9.25%
                                                     due 7/01/2000                                                          11,998
                                                     Massachusetts State, Health and Educational Facilities Authority
                                                     Revenue Bonds:
                     SP-1+    VMIG1++     8,000         (Capital Asset Program), VRDN, Series D, 4.15% due
                                                        1/01/2035(a)                                                         8,000
                     NR*      NR*         9,520         (North Adams Regional Hospital), Series A, 9.625% due
                                                        12/01/2018                                                           9,966
                     NR*      Ba         12,350      Massachusetts State, Health and Educational Facilities Authority,
                                                     Revenue Refunding Bonds (New England Memorial Hospital), Series B,
                                                     6.25% due 7/01/2023                                                     9,846
                                                     Massachusetts State, HFA, Residential Development(n):
                     AAA      Aaa         5,000         Series C, 6.875% due 11/15/2011                                      5,273
                     AAA      Aaa         7,500         Series C, 6.90% due 11/15/2021                                       7,843
                     AAA      Aaa         2,000         Series D, 6.80% due 11/15/2012                                       2,086
                     A        A          31,015      Massachusetts State, Water Resource Authority, Refunding,
                                                     Series B, 5.50% due 11/01/2015                                         28,758


Michigan--4.8%       A1+      VMIG1++     2,600      Grand Rapids, Michigan, Water Supply Systems Revenue Refunding
                                                     Bonds, VRDN, 4.10% due 1/01/2020(a)(e)                                  2,600

                     A+       A           1,000      Marquette, Michigan, City Hospital Finance Authority, Revenue
                                                     Refunding Bonds (Marquette General Hospital), Series C, 7.50%
                                                     due 4/01/2019                                                           1,082
                     AA       A1          1,250      Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                                                     Government-Qualified School), Series A, 6.50% due 5/01/2016             1,303
                     AA-      A          14,000      Michigan State Building Authority Revenue Bonds, Series II, 6.25%
                                                     due 10/01/2020                                                         13,875
                                                     Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                                     (Detroit Medical Center), Series A:
                     A        A           3,500         7.50% due 8/15/2011                                                  3,791
                     A        A           6,500         Refunding, Obligation Group, 6.50% due 8/15/2018                     6,509
                     AA-      A1         30,000      Michigan State Trunk Line, GO, Series A, 5.50% due 10/01/2021          27,400
                     BBB      Baa1        9,350      Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                                     AMT, Series A, 7.75% due 12/01/2019                                    10,064
                     AA       Aa          5,000      Royal Oaks, Michigan, Hospital Financing Authority Revenue Bonds
                                                     (William Beaumont Hospital), Series D, 6.75% due 1/01/2020              5,169


Minnesota--1.4%                                      Minnesota State, HFA, S/F Mortgage Bonds:
                     AA+      Aa          6,090         AMT, Series A, 7.45% due 7/01/2022(b)                                6,489
                     AA+      Aa          5,250         Series F, 6.30% due 7/01/2025                                        5,306
                     AAA      NR*         8,870      Saint Paul, Minnesota, Housing and Redevelopment Authority, S/F
                                                     Mortgage Revenue Refunding Bonds, Series C, 6.95% due
                                                     12/01/2031(n)                                                           9,142


Mississippi--0.7%    BBB      Baa         5,950      Lowndes County, Mississippi, Hospital Revenue Refunding Bonds
                                                     (Golden Triangle Medical Center), 8.50% due 2/01/2010                   6,430
                     NR*      Aaa         4,195      Mississippi Home Corporation, S/F Mortgage Revenue Bonds (Access
                                                     Program), AMT, Series A, 6.90% due 6/01/2024(l)                         4,418


Missouri &           BBB+     NR*        11,400      Bi-State Development Agency, Missouri and Illinois, Metropolitan
Illinois--0.8%                                       No. 5, Revenue Refunding Bonds (American Commonwealth), 7.75% due
                                                     6/01/2010                                                              12,377


Nebraska--0.9%                                       Nebraska Investment Finance Authority, S/F Mortgage Revenue Bonds,
                                                     Series 2(1):
                     AAA      Aaa           100         AMT, 7.631% due 9/10/2030                                              107
                     AAA      Aaa         4,400         RIB, 11.126% due 9/10/2030(m)                                        5,022
                     A+       A1         10,000      Nebraska Public Power District Revenue Bonds, Series C, 5% due
                                                     1/01/2017                                                               8,746


Nevada--0.6%         AAA      Aaa         3,500      Clark County, Nevada, Passenger Facility Charge Revenue Bonds
                                                     (Las Vegas/Macarran International Airport), AMT, Series A, 5.75%
                                                     due 7/01/2023(f)                                                        3,224
                     AA       Aa          2,500      Nevada State, GO (Colorado River Community), 6.20% due 7/01/2007        2,640
                     AAA      Aaa         3,500      Washoe County, Nevada, Gas and Water Facilities, Revenue Refunding
                                                     Bonds (Sierra Pacific), 6.30% due 12/01/2014(c)                         3,558


New Hampshire--      AAA      Aa          3,185      New Hampshire State, HFA, S/F Residential Mortgage Bonds, AMT,
1.1%                                                 7.90% due 7/01/2022(c)                                                  3,351
                                                     New Hampshire State, IDA, PCR (Public Service Co. of New Hampshire
                                                     Project), AMT:
                     BB+      Baa3        4,850         Series A, 7.65% due 5/01/2021                                        5,109
                     BB+      Baa3        8,500         Series C, 7.65% due 5/01/2021                                        8,953


New Jersey--2.7%                                     New Jersey Building Authority, State Building Revenue Refunding
                                                     Bonds:
                     AA-      Aa         14,600         5% due 6/15/2015                                                    12,976
                     AA-      Aa         10,000         5% due 6/15/2018                                                     8,819
                     NR*      NR*         6,700      New Jersey Health Care Facilities Financing Authority Revenue
                                                     Bonds (Riverwood Center Issue), Series A, 9.90% due 7/01/2021           7,452
                     AA       A           9,500      University Medicine and Dentistry of New Jersey Revenue Bonds,
                                                     Series C, 7.20% due 12/01/2019                                         10,377


SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

                     Municipal Bonds                                                                            National Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
New York--13.6%                                      Metropolitan Transportation Authority, New York, Service
                                                     Contract Revenue Refunding Bonds (Commuter Facilities), Series 5:
                     BBB      Baa1     $  2,145         6.90% due 7/01/2006                                             $    2,244
                     BBB      Baa1        5,000         7% due 7/01/2012                                                     5,246
                                                     Metropolitan Transportation Authority, New York, Transportation
                                                     Facilities Revenue Bonds:
                     AAA      Aaa        23,150         Series 6, 7.125% due 7/01/2001(k)                                   26,498
                     AAA      Aaa         5,000         Series J, 6.50% due 7/01/2018(e)                                     5,172
                                                     New York City, New York, GO, UT:
                     A-       Baa1        3,600         Series A, 7.75% due 8/15/2016                                        3,921
                     A-       Baa1        4,065         Series A, 7.75% due 8/15/2017                                        4,428
                     A-       Baa1        5,375         Series B, 8.25% due 6/01/2006                                        6,275
                     A-       Baa1        2,700         Series B, 8.25% due 6/01/2007                                        3,169
                     A-       Baa1       10,000         Series B, 7.75% due 2/01/2011                                       10,905
                     A-       Baa1        4,500         Series B, 7.75% due 2/01/2012                                        4,907
                     A-       Baa1        2,875         Series B, 7.75% due 2/01/2013                                        3,143
                     A-       Baa1        1,650         Series B, 7.75% due 2/01/2014                                        1,804
                     A-       Baa1        3,495         Series D, 8% due 8/01/2001(k)                                        4,128
                     A-       Baa1        2,000         Series D, 7.70% due 2/01/2011                                        2,176
                     A-       Aaa         5,495         Series F, 8.25% due 11/15/2001(k)                                    6,643
                     A-       A           3,440      New York City, New York, Municipal Water Finance Authority, Water
                                                     and Sewer System Revenue Bonds, Series A, 6.75% due 6/15/2017           3,599
                     A-       A           2,000      New York State, GO (Environmental Quality), 6.50% due 12/01/2014        2,103
                                                     New York State Dormitory Authority Revenue Bonds (State University
                                                     Educational Facilities):
                     BBB+     Baa1        4,660         Refunding, Series B, 7.50% due 5/15/2011                             5,281
                     BBB+     Baa1        6,735         Refunding, Series B, 7.375% due 5/15/2014                            7,189
                     BBB+     Baa1        2,000         Refunding, Series B, 7% due 5/15/2016                                2,081
                     BBB+     Baa1        5,000         Series A, 7.50% due 5/15/2013                                        5,672
                     A        Aa         21,500      New York State Environmental Facilities Corporation, PCR (State
                                                     Water Revolving Fund), Series E, 6.50% due 6/15/2014                   22,630
                                                     New York State Local Government Assistance Corporation:
                     A        A           6,000         Series A, 7% due 4/01/2002(k)                                        6,545
                     A        A          10,000         Series C, 6.25% due 4/01/2018                                       10,059
                                                     New York State Medical Care Facilities, Finance Agency Revenue
                                                     Bonds:
                     AAA      Aaa         4,630         (Mental Health Services), Series C, 7.30% due 8/15/2001(k)           5,352
                     AAA      Aaa         1,665         (Mental Health Services), Series E, 6.50% due 8/15/2024(j)           1,719
                     AAA      Aaa         8,400         (New York Hospital Management), Series A, 6.75% due
                                                        8/15/2014(c)                                                         8,943
                     AAA      Aaa         9,100         (New York Hospital Mortgage), Series A, 6.80% due
                                                        8/15/2024(b)(c)                                                      9,765
                                                     New York State Power Authority, General Purpose Revenue Refunding
                                                     Bonds, Series Z:
                     AA-      Aa          5,000         6.625% due 1/01/2012                                                 5,308
                     AA-      Aa          5,000         6.50% due 1/01/2019                                                  5,236
                     AAA      Aaa        14,595      New York State Urban, Development Corporation, Revenue Refunding
                                                     Bonds (Correctional Capital Facilities), Series A, 6.50% due
                                                     1/01/2010(h)                                                           15,737
                     A+       Aa          1,000      Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                     Revenue Bonds, Series X, 6.50% due 1/01/2019                            1,044


Ohio--2.2%           AAA      Aaa        12,000      Cleveland, Ohio, Public Power System Revenue Bonds, First
                                                     Mortgage, Series A, 7% due 11/15/2024(f)                               13,744
                                                     Ohio HFA, S/F Mortgage Revenue Bonds, AMT (1):
                     AAA      Aaa        10,750         RIB, Series B-4, 9.294% due 3/31/2031(m)                            11,489
                     AAA      NR*         2,605         Series B, 8.25% due 12/15/2019                                       2,791
                     AAA      NR*         4,730         Series C, 7.85% due 9/01/2021                                        5,016


Oregon--0.1%         A1       VMIG1++       600      Medford, Oregon, Hospital Facilities Authority Revenue Bonds
                                                     (Gross-Rogue Valley Health Services), VRDN, 4.30% due
                                                     10/01/2016(a)                                                             600

                     A1+      VMIG1++     1,600      Port Saint Helens, Oregon, PCR (Portland General Electric
                                                     Company), VRDN, Series A, 4.25% due 4/01/2010(a)                        1,600


Pennsylvania--4.6%   BB       Ba2         6,800      Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland
                                                     Electric Project), 7.625% due 5/01/2025                                 6,870
                                                     Emmaus, Pennsylvania, General Authority, Revenue Bonds, VRDN (a):
                     A1       NR*         2,700         (Local Government), Series H, 4.15% due 3/01/2024                    2,700
                     NR*      NR*         3,600         Sub-Series D-10, 4.15% due 3/01/2024                                 3,600
                     BBB-     Baa        10,000      Pennsylvania Convention Center Authority, Revenue Refunding Bonds,
                                                     Series A, 6.75% due 9/01/2019                                          10,140
                                                     Pennsylvania, HFA, Revenue Refunding Bonds:
                     AAA      Aaa         8,850         6.50% due 7/01/2023(n)                                               9,025
                     AA       Aa          8,800         RIB, AMT, Series 1991-31C, 9.377% due 10/01/2023(m)                  9,548
                     AAA      Aaa         6,570      Pennsylvania Intergovernmental Co-op Authority, Split Tax Revenue
                                                     (Philadelphia Funding Project), 5.60% due 6/15/2015                     6,252
                                          2,000      Pennsylvania State, GO, UT, Third Series, 6.40% due 11/15/2006(e)       2,168
                     AAA      Aaa        10,000      Pennsylvania State Higher Education Assistance Agency, Student
                                                     Loan Revenue Bonds, RIB, AMT, 9.413% due 9/03/2026(c)(m)               10,788
                     AAA      Aaa         4,800      Pittsburgh, Pennsylvania Water and Sewer Authority, Water and
                                                     Sewer System Revenue Refunding Bonds, Series A, 6.75% due
                                                     9/01/2001(e)(k)                                                         5,391
                     AAA      Aaa         2,500      York County, Pennsylvania, Hospital Authority Revenue Bonds (York
                                                     Hospital), 7% due 1/01/2001(c)(k)                                       2,813


Rhode Island--2.8%                                   Rhode Island Depositors Economic Protection Corporation, Special
                                                     Obligation Bonds, Series A:
                     AAA      Aaa         5,250         6.95% due 8/01/2002(k)                                               5,989
                     AAA      Aaa        30,000         Refunding, 6.25% due 8/01/2016(f)                                   30,852
                     AAA      Aaa         5,000      Rhode Island State, GO, Refunding, Series A, 6.25% due
                                                     6/15/2007(e)                                                            5,266


South Carolina--0.6% BBB      Baa1        8,355      South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                                     (Saint Francis Hospital--Franciscan Sisters), 7% due 7/01/2015          8,346


South Dakota--0.6%   AA+      Aa1         9,085      South Dakota, HDA, Homeownership Mortgage, Series A, 7.15% due
                                                     5/01/2027                                                               9,487


Tennessee--0.7%      NR*      NR*        10,000      Knox County, Tennessee, Health, Educational and Housing Facilities
                                                     Board, Hospital Facilities Revenue Bonds (Baptist Health System of
                                                     East Tennessee), 8.60% due 4/15/2016                                   10,781


Texas--10.3%                                         Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                                     Company Project), AMT, Series A:
                     BBB      Baa2        2,095         8.25% due 1/01/2019                                                  2,301
                     BBB      Baa2       18,150         7.875% due 3/01/2021                                                20,032
                     A        A2         12,350      Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                                     Light and Power), Series 1989-A, 7.625% due 5/01/2019                  13,429
                     AAA      Aaa         1,780      Brazos River Authority, Texas, Special Facilities Revenue
                                                     Refunding Bonds, 5.50% due 8/15/2021(e)                                 1,639
                     AA-      Aa3         9,105      Guadalupe Blanco River Authority, Texas, Industrial Development
                                                     Corporation, PCR (E.I. du Pont), 6.35% due 7/01/2022                    9,266
                     BBB      Baa1        7,250      Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                                     (Champion International Corporation), AMT, 7.45% due 5/01/2026          7,673
                     AA       Aa          2,400      Harris County, Texas, Certificates of Obligation, Tax and Revenue
                                                     Bonds, 10% due 10/01/2001                                               3,073
                                                     Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds:
                     AA       Aa         12,470         (Saint Luke's Episcopal Hospital Project), Series A, 6.75%
                                                        due 2/15/2021                                                       12,919
                     AA       Aa         18,000         (Sisters of Charity), 7.10% due 7/01/2021                           19,238
                     AAA      Aaa        11,100      Harris County, Texas, Senior Lien Toll Road, Series A, 6.375%
                                                     due 8/15/2024(f)                                                       11,379
                     BBB-     Ba1         8,175      Jefferson County, Texas, Health Facilities Development
                                                     Corporation, Hospital Revenue Bonds (Baptist Healthcare System
                                                     Project), 8.875% due 6/01/2021                                          8,878
                     AA       Aa         12,000      North Central Texas, Health Facilities Development Corporation
                                                     Revenue Bonds (Baylor University Medical Center), INFLOS,
                                                     Series A, 9.563% due 5/15/2016(m)                                      13,080
                     BB       Ba          6,500      Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                                     Series A, 8.125% due 12/01/2018                                         6,539
                     A+       Aa          8,475      Texas Housing Agency, Residential Development Mortgage Revenue
                                                     Bonds, Series A, 7.50% due 7/01/2015(l)                                 8,957
                     AA       Aa         14,000      Texas State Veterans Housing Assistance, AMT, UT, Fund II,
                                                     Series A, 7% due 12/01/2025                                            14,569


Utah--1.0%           AA       NR*        13,250      Weber County, Utah, Municipal Building Authority, Lease Revenue
                                                     Bonds, 7.50% due 12/15/2019                                            14,789


SCHEDULE OF INVESTMENTS (concluded)                                                                                 (in Thousands)

                     Municipal Bonds                                                                            National Portfolio

                     S&P     Moody's    Face                                                                                Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Virginia--1.2%       A1       Aaa      $  4,200      Lynchburg, Virginia, IDA, Hospital Facilities, First Mortgage
                                                     Revenue Bonds (Mid Atlantic/Capital), VRDN, Series G, 4.20% due
                                                     12/01/2025(a)(c)                                                   $    4,200
                     AA       A1          8,800      Richmond, Virginia, Public Improvement, Refunding, UT, Series B,
                                                     6.25% due 1/15/2018                                                     8,863
                     AA+      Aa1         4,000      Virginia State HDA, Commonwealth Mortgage Revenue Bonds,
                                                     Series A, 7.15% due 1/01/2033                                           4,189


Washington--2.5%     AAA      Aaa         1,825      Washington State Health Care Facilities Authority, Revenue
                                                     Refunding Bonds, 6.625% due 7/01/2020(f)                                1,897
                     AAA      NR*        14,425      Washington State Housing Finance Community, S/F Mortgage Revenue
                                                     Refunding Bonds, AMT, Series E, 7.10% due 7/01/2022(g)                 15,019
                                                     Washington State Public Power Supply System, Revenue Refunding
                                                     Bonds:
                     AA       Aa          2,450         (Nuclear Project No. 1), Series A, 7% due 7/01/2011                  2,603
                     AA       Aa         10,250         (Nuclear Project No. 1), Series A, 6.50% due 7/01/2015              10,375
                     AA       Aa          5,000         (Nuclear Project No. 1), Series A, 6.875% due 7/01/2017              5,230
                     AA       Aa          3,000         (Nuclear Project No. 2), Series B, 7% due 7/01/2012                  3,173


West Virginia--1.4%  AAA      Aaa        11,465      Mason County, West Virginia, PCR, Refunding (Appalachian
                                                     Power Co.), Series I, 6.85% due 6/01/2022(f)                           12,317
                     AA+      Aa1         8,400      West Virginia State, Housing Development Fund, Housing Finance,
                                                     Series D, 7.05% due 11/01/2024                                          8,786


Wisconsin--2.3%                                      Wisconsin Housing and EDA, Housing Revenue Bonds:
                     A        A1          5,400         Series B, 7.05% due 11/01/2022                                       5,613
                     A        A1          5,105         Series C, 7% due 5/01/2015                                           5,325
                     AA       Aa          4,925      Wisconsin Housing, EDA, Home Ownership Revenue Bonds, Series A,
                                                     7.10% due 3/01/2023                                                     5,159
                                                     Wisconsin State Health and Educational Facilities Authority
                                                     Revenue Bonds:
                     AAA      Aaa         5,500         (Novus Health Group), Series B, 6.75% due 12/15/2020(f)              5,800
                     AAA      Aaa        11,400         (Wausau Hospitals Inc.), Series B, 6.70% due 8/15/2020(c)           11,938


Puerto Rico--0.6%    A        Baa1        2,360      Puerto Rico Commonwealth, Highway Authority, Highway Revenue
                                                     Refunding Bonds, Series R, 6.75% due 7/01/2005                          2,524
                     A        Baa1        5,750      Puerto Rico Commonwealth, UT, 6.45% due 7/01/2017                       5,873


                     Total Investments (Cost--$1,409,585)--97.8%                                                         1,471,461

                     Other Assets Less Liabilities--2.2%                                                                    32,762
                                                                                                                        ----------
                     Net Assets--100.0%                                                                                 $1,504,223
                                                                                                                        ==========


                  (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1995.
                  (b)FHA Insured.
                  (c)AMBAC Insured.
                  (d)BIG Insured.
                  (e)FGIC Insured.
                  (f)MBIA Insured.
                  (g)GNMA/FNMA Collateralized.
                  (h)FSA Insured.
                  (i)Escrowed to Maturity.
                  (j)Capital Guaranty.
                  (k)Prerefunded.
                  (l)GNMA Collateralized.
                  (m)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at
                     June 30, 1995.
                  (n)FNMA Collateralized.
                   ++Highest short-term rating issued by Moody's Investors Service, Inc.
                    *Not Rated.
                     Ratings of issues shown have not been audited by Deloitte & Touche LLP.


                     See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

                     Municipal Bonds                                                                    Limited Maturity Portfolio

                     S&P     Moody's    Face                                                                               Value
STATE                Ratings Ratings   Amount        Issue                                                               (Note 1a)
Alabama--2.6%        NR*      Aa       $  5,050      Alabama State Public School and College Authority, Refunding
                                                     Bonds, 3.70% due 12/01/1996                                        $    5,038
                     A1+      NR*           300      Birmingham, Alabama, Medical Clinic Board Revenue Bonds
                                                     (U.A.H.S.F.), VRDN, 4.60% due 12/01/2026(b)                               300
                     A2       A3         12,880      Mobile, Alabama, IDB, PCR (International Paper Co.), VRDN,
                                                     6.30% due 4/15/2004(b)                                                 12,867


Alaska--1.1%         A+       Aa          1,700      Alaska State Housing Finance Corporation, GO, Series A, 4.20%
                                                     due 12/01/1995                                                          1,701
                     AAA      Aaa         5,000      Anchorage, Alaska, GO, Refunding Bonds, UT, 4.85% due 7/01/1995(d)      5,000
                     NR*      P1            400      Valdez, Alaska, Marine Term Revenue Bonds (Exxon Pipeline Co.,
                                                     Project), DATES, CP, 4.20% due 10/01/2025(h)                              400


Arizona--0.8%        SP-1     MIG2        2,000      Maricopa County, Arizona, CP, TAN, UT, 5% due 7/28/1995                 2,001
                     A+       A1          3,000      Maricopa County, Arizona, Transportation Board, Excise Tax Revenue
                                                     Bonds, 7.10% due 7/01/1996                                              3,099


California--9.6%     NR*      VMIG1++     5,850      California Higher Education Loan Authority, Student Loan Revenue
                                                     Refunding Bonds, Senior Lien, Series A-1, 3.90% due 7/01/1995           5,850
                     SP-1     MIG1++      9,900      California State, GO, RAW, Series C, 5.75% due 4/25/1996               10,074
                     A        A1         10,000      California State Various Purpose Bonds, GO, 4% due 10/01/1995          10,008
                     AA       Aa          5,005      California Statewide Communities Development Authority, Revenue
                                                     Refunding Bonds, COP (Saint Joseph Health Systems), 4.10% due
                                                     7/01/1997                                                               4,948
                     NR*      MIG1++     30,000      Fresno County, California, TRAN, 4.25% due 7/13/1995                   29,998
                     SP-1+    MIG1++      4,000      Santa Clara County, California, TRAN, UT, 4.25% due 7/07/1995           4,000


Colorado--2.1%       NR*      NR*        10,000      Denver, Colorado, City and County Airport Revenue Bonds,
                                                     Sub-Series B, 4.25% due 12/01/2025                                      9,975
                     AA       Baa1        3,810      Jefferson County, Colorado, School District No. R-001, Revenue
                                                     Refunding Bonds, Series A, 3.65% due 12/15/1996                         3,797


Connecticut--3.7%                                    Connecticut State, GO:
                     AA-      Aa         11,680         Series A, 5.25% due 3/15/1999                                       12,015
                     AA-      Aa          6,705         UT, Series B, 4.90% due 11/15/1995                                   6,739
                     NR*      Aa3         3,930      Connecticut State Housing Mortgage Revenue Bonds (Chestnut Hill
                                                     Apartments), 4.60% due 4/01/1997                                        3,913
                     AAA      Aaa         2,000      Stratford, Connecticut, GO, UT, 3.50% due 11/01/1996(f)                 1,990


Florida--4.2%        A        Aa          2,000      Dade County, Florida, Aviation Revenue Refunding Bonds, Series X,
                                                     4.10% due 10/01/1995                                                    2,002
                     AAA      Aaa         5,000      Florida State Division, Board of Finance Revenue Bonds (Department
                                                     of Natural Resources Preservation 2000), Series A, 6.10% due
                                                     7/01/1995(c)                                                            5,000
                     A+       A           1,495      Florida State, GO, COP (Construction Equipment Financing Program),
                                                     5.75% due 11/15/1995                                                    1,505
                     AAA      Aaa         2,375      Florida State Turnpike Authority, Turnpike Revenue Bonds, Series A,
                                                     5% due 7/01/1995(f)                                                     2,375
                     AA       Aa1         5,000      Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                                     Systems), Series 3-B, 4% due 10/01/1998                                 4,977
                     AA       Aaa         4,000      Jacksonville, Florida, Electric Authority, Revenue Refunding Bonds
                                                     (Saint John's River Park Power), Issue II, Series 4, 6.90% due
                                                     10/01/1995(a)                                                           4,093
                     A-1      VMIG1++       400      Martin County, Florida, PCR, Refunding (Florida Power and
                                                     Light Co., Project), VRDN, 4.20% due 9/01/2024(b)                         400
                     NR*      NR*         7,500      Martin County, Florida, School District, TAN, 4.25% due 6/08/1996       7,506
                     A-1      VMIG1++     1,300      Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                                     Lighting Co. Project), VRDN, 4.20% due 1/01/2026(b)                     1,300


Georgia--3.0%        AA       Aa1         2,000      Gwinnett County, Georgia, COP (Water and Sewer), 7.60% due
                                                     8/01/1995                                                               2,007
                     AA       Aa1         4,000      Gwinnett County, Georgia, School District, Refunding, UT,
                                                     4.40% due 2/01/1998                                                     4,025
                     AAA      Aaa         3,965      Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                     Revenue Refunding Bonds, Series P, 4.75% due 7/01/1995(c)               3,965
                     A-1      VMIG1++    10,000      Municipal Electric Authority, Georgia, General Resolution,
                                                     Series C, 4.90% due 3/01/1996                                          10,065


SCHEDULE OF INVESTMENTS (continued)                                                                                 (in Thousands)

                     Municipal Bonds                                                                    Limited Maturity Portfolio

                     S&P      Moody's  Face                                                                                Value
STATE                Ratings  Ratings  Amount        Issue                                                               (Note 1a)
Illinois--8.8%                                       Chicago, Illinois, Metropolitan Water Reclamation District,
                                                     Greater Chicago Revenue Refunding Bonds:
                     AA       Aa       $  5,000         4% due 12/01/1996                                               $    5,020
                     AA       Aa          3,100         UT, 4.10% due 12/01/1995                                             3,105
                     AA       Aa          3,000         UT, 4.50% due 12/01/1996                                             3,027
                     AAA      Aaa         4,120      Chicago, Illinois, Public Commerce Building Revenue Bonds
                                                     (Chicago Board of Education), Series A, 7.75% due 1/01/1999(a)(f)       4,623
                     AAA      Aaa         4,500      Chicago, Illinois, Refunding, Series A, 4.40% due 1/01/1999(d)          4,473
                     AA-      Baa1        5,000      Chicago, Illinois, School Financing Authority, 7.25% due
                                                     6/01/1998                                                               5,166
                     A1+      VMIG1++     7,500      Chicago, Illinois, Tender Notes, Series A-1, 3.10% due 10/31/1995       7,471
                     AAA      Aaa         3,000      Cook County, Illinois, High School District No. 205, Revenue
                                                     Refunding Bonds (Thornton Township), UT, 5.60% due 6/01/1998(f)(g)      3,117
                     NR*      VMIG1++     4,900      Illinois Health Facilities Authority Revenue Bonds (Resurrection
                                                     Health Care System), VRDN, 4.65% due 5/01/2011(b)                       4,900
                     AA-      A1          4,600      Illinois State, GO, UT, Refunding, 3.90% due 12/01/1998                 4,525
                                                     Illinois State Toll and Highway Authority, Revenue Refunding
                                                     Bonds, Series A:
                     A        A1          3,625         3.70% due 1/01/1996                                                  3,620
                     A        A1         10,000         4.10% due 1/01/1998                                                  9,927


Indiana--2.6%        NR*      VMIG1++    13,280      Indiana State, HFA, S/F Mortgage Revenue Bonds, Series D, 4.30%
                                                     due 7/03/1995(i)                                                       13,280
                     AA-      Aa          4,800      Purdue University, Indiana, University Revenue Bonds, Student
                                                     Fees, Series J, 4.15% due 7/01/1996                                     4,820


Kentucky--2.4%       A+       A          13,000      Kentucky State Property and Building Community, Revenue Refunding
                                                     Bonds (Project No. 55), 3.60% due 9/01/1996                            12,918
                     AAA      Aaa         3,250      Kentucky State Turnpike Authority, Economic Development Road,
                                                     Revenue Refunding Bonds (Revitalization Projects), 4% due
                                                     7/01/1996(c)                                                            3,266


Louisiana--1.3%      A        A1          3,610      Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                                     University), Series B, 6.80% due 8/15/1996                              3,724
                     A        A3          5,410      Louisiana State Offshore Terminal Authority, Revenue Refunding
                                                     Bonds (Deepwater Port), First Stage, Series B, 4.60% due 9/01/1995      5,405


Maine--0.8%          AA+      Aa          5,255      Maine State General Purpose Bonds, GO, 4.10% due 9/01/1995              5,260


Maryland--0.7%       A+       A1          4,535      Maryland State Transportation Authority Revenue Bonds
                                                     (Transportation Facilities Project), 6% due 7/01/1995                   4,535


Massachusetts--      BBB+     NR*         2,131      Massachusetts State, COP, GO, 5.10% due 6/30/1996                       2,149
2.6%                 A+       A1          2,500      Massachusetts State, GO, Dedicated Income Tax, Series A, 7.25%
                                                     due 6/01/1996                                                           2,577
                     AAA      Aaa         2,005      Massachusetts State Health and Educational Facilities Authority
                                                     Revenue Bonds (New England Medical Center Hospitals), Series G,
                                                     3.80% due 7/01/1997(d)                                                  1,993
                     A-       A1         10,160      New England Education Loan Marketing Corporation, Massachusetts,
                                                     Student Loan, Series D, 4.75% due 7/01/1998                            10,126
                     NR*      NR*           995      South Hadley, Massachusetts, IDR (South Hadley Health Care), AMT,
                                                     Series A, 5% due 12/01/1996                                               992


Michigan--6.6%       AAA      Aaa1       12,785      Detroit, Michigan, Distributable State Aid, 7.20% due
                                                     5/01/1999(a)(c)                                                        14,213
                     NR*      VMIG1++     1,000      Detroit, Michigan, Downtown Development Authority, Revenue
                                                     Refunding Bonds (Millender Center Project), VRDN, 4.10% due
                                                     12/01/2010(b)                                                           1,000
                     SP-1     MIG1++      5,075      Detroit, Michigan, GO, Notes, 3.80% due 7/01/1995                       5,075
                     A1+      VMIG1++     6,100      Grand Rapids, Michigan, Water Supply Systems, Revenue Refunding
                                                     Bonds, VRDN, 4.10% due 1/01/2020(b)(f)                                  6,100
                     AAA      NR*         5,475      Michigan State, Hospital Finance Authority Revenue Bonds
                                                     (Harper-Grace & Huron Valley Hospitals), Series A, 10% due
                                                     10/01/1995(a)                                                           5,670
                     AA-      A           2,700      Michigan State Building Authority Revenue Bonds (Equipment
                                                     Program), Series A, 4.55% due 10/01/1998                                2,714
                     AA-      A          10,145      Michigan State Building Authority, Revenue Refunding Bonds,
                                                     Series I, 3.90% due 10/01/1997                                         10,095
                     NR*      VMIG1++       800      Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                                                     (Grayling Generating Project), VRDN, AMT, 4.25% due 1/01/2014(b)          800

Minnesota--2.9%      AAA      Aaa         3,225      Hennepin County, Minnesota, Capital Improvement Bonds, UT,
                                                     Series B, 3.25% due 12/01/1995                                          3,221
                                                     Minnesota State, HFA, S/F Mortgage:
                     A1+      VMIG1++     4,755         AMT, Series U, 4.95% due 12/14/1995                                  4,759
                     A1+      VMIG1++     7,265         AMT, Series V, 4.95% due 12/01/1995                                  7,271
                     A1+      VMIG1++     4,105         Series T, 4.85% due 12/14/1995                                       4,109


Mississippi--1.0%    NR*      Aa           2500      Jackson County, Mississippi, Individual Sewer Facilities Revenue
                                                     Bonds (Chevron USA, Inc. Project), VRDN, 4.35% due 12/15/2024(b)          500
                     A        NR*         6,000      Mississippi Higher Education Assistance Corporation, Student Loan
                                                     Revenue Refunding Bonds, AMT, Series C, 5.40% due 1/01/1996             6,032


Missouri--2.1%       SP1+     NR*        14,500      Missouri State Environmental Improvement and Energy Resource
                                                     Authority, Water, PCR (State Revolving Fund Program), Series A,
                                                     3.90% due 9/01/1996                                                    14,455


Nebraska--1.5%                                       Nebraska Public Power District Revenue Bonds:
                     A+       A1          7,000         (Nuclear Facility), 4% due 7/01/1995                                 7,000
                     A+       A1          3,570         Refunding (Power Supply System), Series C, 3.50% due 1/01/1996       3,563


Nevada--1.8%         AAA      Aaa         5,635      Clark County, Nevada, School District, Series A, 4.25% due
                                                     6/15/1998(d)                                                            5,633
                     AAA      Aaa         7,000      Washoe County, Nevada, Airport Authority, Airport Systems
                                                     Improvement Revenue Bonds, AMT, Series A, 3.90% due 7/01/1995(d)        7,000


New Jersey--3.3%                                     Camden County, New Jersey, Improvement Authority (Solid Waste
                                                     Disposal), Revenue Refunding Bonds (Landfill Project):
                     A-       A1          1,125         3.55% due 7/01/1995                                                  1,125
                     A-       A1          2,000         4% due 7/01/1997                                                     1,997
                     AA+      Aaa         4,500      Middlesex County, New Jersey, Refunding Bonds, UT, 3.60% due
                                                     7/15/1996                                                               4,497
                     AAA      Aaa         5,000      New Jersey EDA, Market Transition Facility Revenue Bonds, Senior
                                                     Lien--Series A, 4.80% due 7/01/1998(d)                                  5,067
                     A+       NR*         3,765      New Jersey State Housing and Mortgage Finance Agency, Revenue
                                                     Refunding Bonds, Series 1, 4.50% due 11/01/1995                         3,771
                     A        A           2,160      New Jersey State Turnpike Authority, Revenue Refunding Bonds,
                                                     Series A, 5.50% due 1/01/1996                                           2,178
                     AAA      Aaa         3,265      Passaic Valley, New Jersey, Sewage Commissioners Revenue Refunding
                                                     Bonds, Series D, 5.70% due 12/01/1995(c)                                3,295


New Mexico--0.3%     AAA      Aaa         2,340      New Mexico Education Loan Assistance Foundation, Student Loan
                                                     Revenue Bonds, AMT, Series A, 5.75% due 4/01/1996(c)                    2,364


New York--2.3%       AAA      Aaa         4,000      Albany County, New York, Revenue Refunding Bonds, UT, 3.30% due
                                                     10/01/1995(f)                                                           3,998
                     A-       Baa1        5,000      New York City, New York, GO, UT, Refunding, Series A, 4.60% due
                                                     8/01/1995                                                               5,002
                     A1+      VMIG1++     7,000      New York State Dormitory Authority Revenue Bonds (New York Public
                                                     Library), Series B, 3.875% due 7/01/1995                                6,998
                     A1+      VMIG1++       100      Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal
                                                     Syracuse University Project), VRDN, 4.35% due 3/01/2023(b)                100


North Carolina--                                     North Carolina State, Clean Water, Series B:
2.1%                 AAA      Aaa        10,000         4.25% due 6/01/1997                                                 10,054
                     AAA      Aaa         5,000         4.25% due 6/01/1998                                                  5,037


North Dakota--0.7%   NR*      Aa          5,000      North Dakota Student Loan Revenue Refunding Bonds, Series A, 5.40%
                                                     due 7/01/1996                                                           5,060


SCHEDULE OF INVESTMENTS (concluded)                                                                                 (in Thousands)

                     Municipal Bonds                                                                    Limited Maturity Portfolio

                     S&P      Moody's  Face                                                                                Value
STATE                Ratings  Ratings  Amount        Issue                                                               (Note 1a)
Ohio--8.7%           A-       NR*      $  2,500      Cincinnati, Ohio, City School District, RAN, 5.35% due 6/15/1996   $    2,533
                                                     Cleveland, Ohio, City School District, RAN, UT(c):
                     AAA      Aaa         3,000         4.20% due 6/01/1996                                                  3,016
                     AAA      Aaa        10,000         4.35% due 6/01/1997                                                 10,066
                     AAA      Aaa         2,500      Columbus, Ohio, Limited Tax, 4.25% due 6/15/1998                        2,513
                     NR*      Aaa         2,700      Columbus, Ohio, Sewer Improvement Revenue Bonds (Waterworks
                                                     Parks), 6.75% due 7/01/1995(g)                                          2,700
                     NR*      VMIG1++     2,100      Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds
                                                     (Cleveland University Hospital), VRDN, 4.20% due 1/01/2016(b)           2,100
                     NR*      NR*         2,000      Lucas County, Ohio, BAN, 5.75% due 11/30/1995                           2,015
                     NR*      MIG1++      3,500      Miami Valley Regional Transport Authority, Ohio (Capital
                                                     Facilities), BAN, 4.75% due 4/15/1997                                   3,539
                                                     Ohio State Air Quality Development Authority, Revenue Refunding
                                                     Bonds (Ohio Edison Project), Series A:
                     A+       VMIG1++    10,500         4.25% due 8/01/1996                                                 10,477
                     A+       VMIG1++     6,700         3.45% due 2/01/2015                                                  6,646
                     A+       A1          3,300      Ohio State Public Facilities Commission, Higher Education
                                                     Facilities, Capital Facilities, Series II-A, 5.30% due 12/01/1996       3,358
                     AAA      Aaa        10,000      Ohio State Public Facilities Commission, Refunding (Mental Health
                                                     Facilities), Series II-B, 4.25% due 6/01/1998(e)                       10,032


Oklahoma--1.0%       A+       Aa          6,370      Oklahoma County, Oklahoma, Independent School District No. 89, UT,
                                                     6.50% due 2/01/1998                                                     6,712


Pennsylvania--1.3%                                   Pennsylvania State Higher Educational Facilities Authority, Revenue
                                                     Refunding Bonds, Series A:
                     AA       Aa          2,750         (College and Universities), 4.80% due 9/01/1998                      2,798
                     A+       Aa          3,000         (Thomas Jefferson University), 5.75% due 8/15/1998                   3,123
                     AAA      Aaa         3,000      Pittsburgh, Pennsylvania, Water and Sewer Authority, Revenue
                                                     Refunding Bonds, Series A, 3.50% due 9/01/1996(f)                       2,984


Rhode Island--1.5%   AAA      Aaa         4,180      Rhode Island Depositors Economic Protection Corporation, Special
                                                     Obligation Bonds, Series A, 5% due 8/01/1995(e)                         4,184
                     NR*      A           6,000      Rhode Island State, Student Loan Authority, Student Loan Revenue
                                                     Refunding Bonds, Series A, 5.70% due 12/01/1996                         6,104


South Carolina       NR*      NR*         5,775      Georgetown County, South Carolina, Water and Sewer District Revenue
--2.3%                                               Bonds, BAN, 6.25% due 5/07/1996                                         5,808
                                                     South Carolina State Public Service Authority Revenue Refunding
                                                     Bonds:
                     AA-      A1          4,000         (Electric Systems Expansion), Series A, 7.50% due 7/01/1996          4,145
                     A+       A1          5,170         Series C, 3.80% due 1/01/1997                                        5,138


Tennessee--          AA       NR*         2,885      Clarksville, Tennessee, Public Building Authority, Revenue
1.0%                                                 Refunding Bonds (Pooled Loan Program), 4.40% due 12/01/1998             2,861
                     AA+      Aa          4,000      Shelby County, Tennessee, Refunding, Series A, 6.40% due
                                                     8/01/1998                                                               4,124


Texas--3.8%                                          Brazos, Texas, Higher Education Authority Incorporated, Student
                                                     Loan Revenue Refunding Bonds, AMT:
                     NR*      Aaa         2,200         Senior Lien, Series A-2, 5.45% due 6/01/1998                         2,244
                     NR*      Aa          2,000         Series C-1, 5% due 11/01/1995                                        2,007
                     NR*      Aa          5,455         Series C-1, 5.60% due 11/01/1997                                     5,581
                     NR*      A1            950      Fort Bend County, Texas, IDR, Corporate Refunding (Frito Lay
                                                     Incorporated Project), 4% due 10/01/2011                                  940
                     NR*      A1          3,650      Fort Bend County, Texas, PCR, Corporate IDR, Refunding (Frito Lay
                                                     Incorporated Project), 4% due 10/01/2011                                3,613
                     A1+      NR*         3,300      Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (Methodist Hospital), VRDN, 4.50% due
                                                     12/01/2025(b)                                                           3,300
                                                     Panhandle-Plains, Texas, Higher Education Authority Incorporated,
                                                     Student Loan Revenue Refunding Bonds, Series C:
                     NR*      Aaa         2,000         3.95% due 9/01/1996                                                  1,994
                     NR*      Aaa         2,675         4.15% due 9/01/1997                                                  2,653
                     AA       Aa          3,000      Texas State Public Finance Authority Revenue Bonds, Series A,
                                                     6% due 10/01/1995                                                       3,018
                     AAA      Aa          1,500      Texas Water Development Board Revenue Bonds (State Revolving
                                                     Fund--Senior Lien), 4.35% due 7/15/1995                                 1,500

Utah--3.6%           NR*      NR*        18,774      Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                                     (East Carbon Landfill Project), AMT, 6.04% due 5/01/1997               19,110
                                                     Intermountain Power Agency, Utah, Power Supply Revenue
                                                     Refunding Bonds:
                     AA       Aa          1,250         Series A, 3.90% due 7/01/1996                                        1,252
                     AA       Aa          4,250         Series B, 4.60% due 7/01/1995                                        4,250


Virginia--1.0%       AAA      Aaa         2,500      Virginia Port Authority Facilities, Revenue Refunding Bonds,
                                                     5% due 7/01/1995(c)                                                     2,500
                     AA+      Aa1         2,975      Virginia State Housing Development Authority, Commonwealth
                                                     Mortgage Revenue Bonds, AMT, Series B, Sub-Series B-1, 5.50%
                                                     due 1/01/1996                                                           2,992
                     AA       Aa          1,500      Virginia State Public Building Authority, Building Revenue Bonds,
                                                     Series C, 3.95% due 8/01/1995                                           1,500


Washington--6.1%     AA-      A1          3,000      Port Seattle, Washington, Revenue Refunding Bonds, Series B,
                                                     4% due 11/01/1995                                                       3,003
                                                     Washington State, GO:
                     AA       Aa          1,800         Refunding, Series R-93B, 4.40% due 10/01/1998                        1,810
                     AA       Aa          8,460         Series C, 4.80% due 7/01/1998                                        8,590
                     AA       Aa          7,250         Series R-93-B-1, UT, 4.125% due 10/01/1997                           7,275
                                                     Washington State Public Power Supply System, Revenue Refunding
                                                     Bonds:
                     AA       Aa          8,000         (Nuclear Project No. 1), Series A, 4.20% due 7/01/1995               8,000
                     AA       Aa          2,000         (Nuclear Project No. 2), Series A, 3.50% due 7/01/1996               1,982
                     AA       Aa          4,890         (Nuclear Project No. 2), Series A, 3.75% due 7/01/1997               4,796
                     AA       Aa          5,405         (Nuclear Project No. 3), Series C, 4% due 7/01/1997                  5,341


Wisconsin--3.9%      AA       Aa          3,500      Milwaukee County, Wisconsin, Metropolitan Sewer District Revenue
                                                     Bonds, UT, Series A, 5.25% due 9/01/1995                                3,509
                     AA-      A1         10,000      Milwaukee County, Wisconsin, UT, Refunding, Series A, 4.80% due
                                                     9/01/1997                                                              10,143
                     NR*      NR*         8,000      Waukensha, Wisconsin, School District, TRAN, 4.75% due
                                                     10/24/1995                                                              8,023
                                                     Wisconsin Housing and EDA, Housing Revenue Refunding Bonds,
                                                     Series C:
                     A        A1          2,200         3.60% due 11/01/1995                                                 2,196
                     A        A1          2,795         4.30% due 11/01/1997                                                 2,766


Puerto Rico--1.5%    A        Baa1        3,415      Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,
                                                     Series J, 5.20% due 7/01/1995                                           3,415
                     BBB      Baa         7,065      Puerto Rico, S/F Finance Housing Agency, Revenue Refunding Bonds,
                                                     3.75% due 12/01/1995                                                    7,054


                     Total Investments (Cost--$723,214)--106.6%                                                            726,038

                     Liabilities in Excess of Other Assets--(6.6%)                                                         (44,760)
                                                                                                                        ----------
                     Net Assets--100.0%                                                                                 $  681,278
                                                                                                                        ==========


                  (a)Prerefunded.
                  (b)The interest rate is subject to change periodically based upon the prevailing market rate. The interest rate shown is the rate in effect at June 30, 1995.
                  (c)AMBAC Insured.
                  (d)MBIA Insured.
                  (e)FSA Insured.
                  (f)FGIC Insured.
                  (g)Escrowed to maturity.
                  (h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at
                     June 30, 1995.
                  (i)GNMA/FNMA Collateralized.
                   ++Highest short-term rating by Moody's Investors Service, Inc.
                    *Not Rated.
                  Rating of issues shown have not been audited by Deloitte & Touche LLP.

                     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                        Limited
                                                                                      Insured          National         Maturity
              As of June 30, 1995                                                    Portfolio         Portfolio       Portfolio
Assets:       Investments, at value* (Note 1a)                                    $2,494,465,694    $1,471,461,312    $726,037,534
              Cash                                                                        99,421                --              --
              Receivables:
                Interest                                                              45,726,555        28,831,308      11,938,731
                Securities sold                                                               --        23,282,169          28,293
                Capital shares sold                                                    1,574,288           967,199         356,466
              Prepaid registration fees and other assets (Note 1e)                        71,615            53,547          63,464
                                                                                  --------------    --------------    ------------
              Total assets                                                         2,541,937,573     1,524,595,535     738,424,488
                                                                                  --------------    --------------    ------------


Liabilities:  Payables:
                Securities purchased                                                   9,996,595        12,808,429      40,267,587
                Capital shares redeemed                                                5,404,811         2,200,851       1,799,740
                Dividends to shareholders (Note 1f)                                    2,256,454         1,420,326         401,295
                Investment adviser (Note 2)                                              812,054           638,536         199,507
                Distributor (Note 2)                                                     536,063           288,096          41,178
              Accrued expenses and other liabilities                                     347,889         3,016,238      14,436,817
                                                                                  --------------    --------------    ------------
              Total liabilities                                                       19,353,866        20,372,476      57,146,124
                                                                                  --------------    --------------    ------------


Net Assets:   Net assets                                                          $2,522,583,707    $1,504,223,059    $681,278,364
                                                                                  ==============    ==============    ============


Net Assets    Class A Common Stock, $0.10 par value++                             $   21,537,391    $   10,568,700    $  5,406,871
Consist of:   Class B Common Stock, $0.10 par value++++                                9,888,492         4,190,387       1,305,736
              Class C Common Stock, $0.10 par value+++                                    97,928            51,814          39,969
              Class D Common Stock, $0.10 par value+++++                                 328,305           196,047         113,422
              Paid-in capital in excess of par                                     2,424,829,060     1,508,398,383     678,543,843
              Accumulated realized capital losses on investments--net (Note 5)       (38,085,734)      (77,312,474)     (6,954,744)
              Accumulated distributions in excess of realized capital gains on
              investments-net                                                                 --        (3,745,999)             --
              Unrealized appreciation on investments--net                            103,988,265        61,876,201       2,823,267
                                                                                  --------------    --------------    ------------
              Net assets                                                          $2,522,583,707    $1,504,223,059    $681,278,364
                                                                                  ==============    ==============    ============


Net Asset     Class A:
Value:          Net assets                                                        $1,706,064,230    $1,059,440,068    $536,474,423
                                                                                  ==============    ==============    ============
                Shares outstanding                                                   215,373,913       105,686,998      54,068,710
                                                                                  ==============    ==============    ============
                Net asset value and redemption price per share                    $         7.92    $        10.02    $       9.92
                                                                                  ==============    ==============    ============
              Class B:
                Net assets                                                        $  782,748,268    $  419,932,544    $129,580,505
                                                                                  ==============    ==============    ============
                Shares outstanding                                                    98,884,919        41,903,872      13,057,358
                                                                                  ==============    ==============    ============
                Net asset value and redemption price per share                    $         7.92    $        10.02    $       9.92
                                                                                  ==============    ==============    ============
              Class C:
                Net assets                                                        $    7,755,939    $    5,194,514    $  3,964,961
                                                                                  ==============    ==============    ============
                Shares outstanding                                                       979,281           518,140         399,691
                                                                                  ==============    ==============    ============
                Net asset value and redemption price per share                    $         7.92    $        10.03    $       9.92
                                                                                  ==============    ==============    ============
              Class D:
                Net assets                                                        $   26,015,270    $   19,655,933    $ 11,258,475
                                                                                  ==============    ==============    ============
                Shares outstanding                                                     3,283,048         1,960,467       1,134,219
                                                                                  ==============    ==============    ============

                Net asset value and redemption price per share                    $         7.92    $        10.03    $       9.93
                                                                                  ==============    ==============    ============

             *Identified cost                                                     $2,390,477,429    $1,409,585,111    $723,214,267
                                                                                  ==============    ==============    ============
            ++Authorized shares--Class A                                             500,000,000       375,000,000     150,000,000
                                                                                  ==============    ==============    ============
          ++++Authorized shares--Class B                                             375,000,000       375,000,000     150,000,000
                                                                                  ==============    ==============    ============
           +++Authorized shares--Class C                                             375,000,000       375,000,000     150,000,000
                                                                                  ==============    ==============    ============
         +++++Authorized shares--Class D                                             500,000,000       375,000,000     150,000,000
                                                                                  ==============    ==============    ============



              See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                                                                                                                        Limited
                                                                                      Insured          National         Maturity
              For the Year Ended June 30, 1995                                       Portfolio         Portfolio       Portfolio
Investment    Interest and amortization of premium and discount earned            $  162,836,631    $  102,352,831    $ 35,037,639
Income
(Note 1d):


Expenses:     Investment advisory fees (Note 2)                                        9,408,013         7,415,203       2,712,662
              Account maintenance and distribution fees--Class B (Note 2)              6,068,445         3,222,144         509,545
              Transfer agent fees--Class A (Note 2)                                      644,746           492,073         229,485
              Transfer agent fees--Class B (Note 2)                                      361,606           230,543          71,068
              Custodian fees                                                             196,723           139,502          75,289
              Accounting services (Note 2)                                               179,937           112,483          91,455
              Printing and shareholder reports                                           185,551           130,785          66,926
              Registration fees (Note 1e)                                                102,874           135,468         101,323
              Professional fees                                                           59,240            58,390          26,854
              Pricing services                                                            38,685            28,033          25,903
              Account maintenance fees--Class D (Note 2)                                  29,774            24,626           4,973
              Portfolio insurance                                                         33,397            16,034           9,463
              Directors' fees and expenses                                                27,936            16,026           6,655
              Account maintenance and distribution fees--Class C (Note 2)                 19,066            13,868           2,688
              Transfer agent fees--Class D (Note 2)                                        4,430             4,446           2,063
              Transfer agent fees--Class C (Note 2)                                        1,326               884           1,186
              Other                                                                       10,402            12,490              --
                                                                                  --------------    --------------    ------------
              Total expenses                                                          17,372,151        12,052,998       3,937,538
                                                                                  --------------    --------------    ------------
              Investment income--net                                                 145,464,480        90,299,833      31,100,101
                                                                                  --------------    --------------    ------------


Realized &    Realized loss on investments--net                                      (38,085,273)      (77,312,475)     (1,760,975)
Unrealized    Change in unrealized appreciation/depreciation on investments--net      91,672,331        98,337,487       4,210,861
Gain (Loss)on                                                                     --------------    --------------    ------------
Investments-- Net Increase in Net Assets Resulting from Operations                $  199,051,538    $  111,324,845    $ 33,549,987
Net(Notes 1b,                                                                     ==============    ==============    ============
1d & 3):


              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Insured Portfolio                       National Portfolio
                                                              For the Year Ended June 30,              For the Year Ended June 30,
              Increase (Decrease) in Net Assets:                   1995           1994                    1995             1994
Operations:   Investment income--net                        $  145,464,480  $  163,942,349          $   90,299,833  $   98,848,832
              Realized gain (loss) on investments
              --net                                            (38,085,273)     80,935,129             (77,312,475)     62,008,845
              Change in unrealized appreciation/
              depreciation on investments--net                  91,672,331    (275,252,365)             98,337,487    (172,722,080)
                                                            --------------  --------------          --------------  --------------
              Net increase (decrease) in net assets
              resulting from operations                        199,051,538     (30,374,887)            111,324,845     (11,864,403)
                                                            --------------  --------------          --------------  --------------


Dividends &   Investment income--net:
Distributions   Class A                                       (104,032,884)   (119,441,701)            (67,078,481)    (75,680,507)
to Share-       Class B                                        (40,656,294)    (44,500,648)            (22,561,653)    (23,168,325)
holders         Class C                                           (120,450)             --                 (90,229)             --
(Note 1f):      Class D                                           (654,852)             --                (569,470)             --
              Realized gain on investments--net:
                Class A                                        (31,614,511)    (57,171,047)            (20,402,246)    (36,128,677)
                Class B                                        (14,155,831)    (24,972,443)             (7,752,072)    (12,798,152)
                Class C                                            (23,608)             --                 (26,597)             --
                Class D                                           (104,611)             --                (171,804)             --
              In excess of realized gain on investments
              --net:
                Class A                                                 --              --              (2,695,572)             --
                Class B                                                 --              --              (1,024,214)             --
                Class C                                                 --              --                  (3,514)             --
                Class D                                                 --              --                 (22,699)             --
                                                            --------------  --------------          --------------  --------------
              Net decrease in net assets resulting
              from dividends and distributions
              to shareholders                                 (191,363,041)   (246,085,839)           (122,398,551)   (147,775,661)
                                                            --------------  --------------          --------------  --------------


Capital Share Net increase (decrease) in net assets
Transactions  derived from capital share
(Note 4):     transactions                                    (293,039,051)    (52,099,956)           (147,053,135)     44,114,517
                                                            --------------  --------------          --------------  --------------


Net Assets:   Total decrease in net assets                    (285,350,554)   (328,560,682)           (158,126,841)   (115,525,547)
              Beginning of year                              2,807,934,261   3,136,494,943           1,662,349,900   1,777,875,447
                                                            --------------  --------------          --------------  --------------
              End of year                                   $2,522,583,707  $2,807,934,261          $1,504,223,059  $1,662,349,900
                                                            ==============  ==============          ==============  ==============



              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                                      Limited Maturity Portfolio
                                                                                                      For the Year Ended June 30,
              Increase (Decrease) in Net Assets:                                                          1995           1994
Operations:   Investment income--net                                                                $   31,100,101  $   36,430,985
              Realized gain (loss) on investments
              --net                                                                                     (1,760,975)       (968,336)
              Change in unrealized appreciation/
              depreciation on investments--net                                                           4,210,861     (13,063,534)
                                                                                                    --------------  --------------
              Net increase (decrease) in net assets
              resulting from operations                                                                 33,549,987      22,399,115
                                                                                                    --------------  --------------


Dividends &   Investment income--net:
Distributions   Class A                                                                                (25,771,957)    (31,987,779)
to Share-       Class B                                                                                 (5,094,228)     (4,443,206)
holders         Class C                                                                                    (45,930)             --
(Note 1f):      Class D                                                                                   (187,986)             --
              Realized gain on investments--net:
                Class A                                                                                         --              --
                Class B                                                                                         --              --
                Class C                                                                                         --              --
                Class D                                                                                         --              --
              In excess of realized gain on
              investments--net:
                Class A                                                                                         --              --
                Class B                                                                                         --              --
                Class C                                                                                         --              --
                Class D                                                                                         --              --
                                                                                                    --------------  --------------
              Net decrease in net assets resulting
              from dividends and distributions
              to shareholders                                                                          (31,100,101)    (36,430,985)
                                                                                                    --------------  --------------


Capital Share Net increase (decrease) in net assets
Transactions  derived from capital share
(Note 4):     transactions                                                                            (256,848,291)      7,793,356
                                                                                                    --------------  --------------


Net Assets:   Total decrease in net assets                                                            (254,398,405)     (6,238,514)
              Beginning of year                                                                        935,676,769     941,915,283
                                                                                                    --------------  --------------
              End of year                                                                           $  681,278,364  $  935,676,769
                                                                                                    ==============  ==============



              See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

              The following per share data and ratios
              have been derived from information provided                               Insured Portfolio
              in the financial statements.                                                  Class A
                                                                                   For the Year Ended June 30,
              Increase (Decrease) in Net Asset Value:            1995          1994          1993          1992          1991
Per Share     Net asset value, beginning of year             $      7.88   $      8.64   $      8.26   $      7.92   $      7.86
Operating                                                    -----------   -----------   -----------   -----------   -----------
Performance:  Investment income--net                                 .46           .47           .50           .52           .54
              Realized and unrealized gain (loss) on
              investments--net                                       .18          (.53)          .49           .41           .12
                                                             -----------   -----------   -----------   -----------   -----------
              Total from investment operations                       .64          (.06)          .99           .93           .66
                                                             -----------   -----------   -----------   -----------   -----------

              Less dividends and distributions:
                Investment income--net                              (.46)         (.47)         (.50)         (.52)         (.54)
                Realized gain on investments--net                   (.14)         (.23)         (.11)         (.07)         (.06)
                                                             -----------   -----------   -----------   -----------   -----------
              Total dividends and distributions                     (.60)         (.70)         (.61)         (.59)         (.60)
                                                             -----------   -----------   -----------   -----------   -----------
              Net asset value, end of year                   $      7.92   $      7.88   $      8.64   $      8.26   $      7.92
                                                             ===========   ===========   ===========   ===========   ===========


Total         Based on net asset value per share                   8.60%        (1.08%)       12.43%        12.11%         8.84%
Investment                                                   ===========   ===========   ===========   ===========   ===========
Return:**


Ratios to     Expenses                                              .43%          .42%          .42%          .44%          .45%
Average                                                      ===========   ===========   ===========   ===========   ===========
Net Assets:   Investment income--net                               5.78%         5.53%         5.94%         6.44%         6.90%
                                                             ===========   ===========   ===========   ===========   ===========


Supplemental  Net assets, end of year (in thousands)         $ 1,706,064   $ 1,941,741   $ 2,225,188   $ 2,062,591   $ 1,984,307
Data:                                                        ===========   ===========   ===========   ===========   ===========
              Portfolio turnover                                  35.61%        28.34%        43.86%        22.50%        33.12%
                                                             ===========   ===========   ===========   ===========   ===========

              The following per share data and ratios
              have been derived from information                                      Insured Portfolio
              provided in the financial statements.                                                             For the Period
                                                                             Class B                        October 21, 1994++ to
              Increase (Decrease) in Net Asset Value:               For the Year Ended June 30,                  June 30, 1995
                                                         1995        1994       1993       1992     1991      Class C    Class D
Per Share     Net asset value, beginning of period    $    7.87  $    8.63  $    8.26  $    7.92  $    7.86  $   7.68   $   7.68
Operating                                             ---------  ---------  ---------  ---------  ---------  --------   --------
Performance:  Investment income--net                        .40        .40        .44        .46        .48       .27        .29
              Realized and unrealized gain (loss)
              on investments--net                           .19       (.53)       .48        .41        .12       .38        .38
                                                      ---------  ---------  ---------  ---------  ---------  --------   --------
              Total from investment operations              .59       (.13)       .92        .87        .60       .65        .67
                                                      ---------  ---------  ---------  ---------  ---------  --------   --------
              Less dividends and distributions:
                Investment income--net                     (.40)      (.40)      (.44)      (.46)      (.48)     (.27)      (.29)
                Realized gain on investments--net          (.14)      (.23)      (.11)      (.07)      (.06)     (.14)      (.14)
                                                      ---------  ---------  ---------  ---------  ---------  --------   --------
              Total dividends and distributions            (.54)      (.63)      (.55)      (.53)      (.54)     (.41)      (.43)
                                                      ---------  ---------  ---------  ---------  ---------  --------   --------
              Net asset value, end of period          $    7.92  $    7.87  $    8.63  $    8.26  $    7.92  $   7.92   $   7.92
                                                      =========  =========  =========  =========  =========  ========   ========


Total         Based on net asset value per share          7.91%     (1.81%)    11.45%     11.27%      8.02%     8.83%+++   9.24%+++
Investment                                            =========  =========  =========  =========  =========  ========   ========
Return:**


Ratios to     Expenses, excluding account
Average       maintenance and distribution fees            .44%       .42%       .43%       .44%       .45%      .43%*      .43%*
Net Assets:                                           =========  =========  =========  =========  =========  ========   ========
              Expenses                                    1.19%      1.17%      1.18%      1.19%      1.20%     1.23%*      .68%*
                                                      =========  =========  =========  =========  =========  ========   ========
              Investment income--net                      5.03%      4.78%      5.17%      5.69%      6.13%     4.93%*     5.50%*
                                                      =========  =========  =========  =========  =========  ========   ========


Supplemental  Net assets, end of period (in
Data:         thousands)                              $ 782,748  $ 866,193  $ 911,307  $ 706,016  $ 537,755  $  7,756   $ 26,015
                                                      =========  =========  =========  =========  =========  ========   ========
              Portfolio turnover                         35.61%     28.34%     43.86%     22.50%     33.12%    35.61%     35.61%
                                                      =========  =========  =========  =========  =========  ========   ========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
           +++Aggregate total investment return.

              See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

              The following per share data and ratios
              have been derived from information provided                               National Portfolio
              in the financial statements.                                                  Class A
                                                                                   For the Year Ended June 30,
              Increase (Decrease) in Net Asset Value:            1995          1994          1993          1992          1991
Per Share     Net asset value, beginning of year             $     10.08   $     11.02   $     10.64   $     10.17   $     10.12
Operating                                                    -----------   -----------   -----------   -----------   -----------
Performance:  Investment income--net                                 .60           .62           .67           .71           .73
              Realized and unrealized gain (loss) on
              investments--net                                       .15          (.64)          .57           .58           .05
                                                             -----------   -----------   -----------   -----------   -----------
              Total from investment operations                       .75          (.02)         1.24          1.29           .78
                                                             -----------   -----------   -----------   -----------   -----------
              Less dividends and distributions:
                Investment income--net                              (.60)         (.62)         (.67)         (.71)         (.73)
                Realized gain on investments--net                   (.19)         (.30)         (.19)         (.11)           --
                In excess of realized gain on
                investments--net                                    (.02)           --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
              Total dividends and distributions                     (.81)         (.92)         (.86)         (.82)         (.73)
                                                             -----------   -----------   -----------   -----------   -----------
              Net asset value, end of year                   $     10.02   $     10.08   $     11.02   $     10.64   $     10.17
                                                             ===========   ===========   ===========   ===========   ===========


Total         Based on net asset value per share                   7.89%         (.47%)       12.21%        13.09%         7.94%
Investment                                                   ===========   ===========   ===========   ===========   ===========
Return:*


Ratios to     Expenses                                              .56%          .55%          .55%          .55%          .55%
Average                                                      ===========   ===========   ===========   ===========   ===========
Net Assets:   Investment income--net                               6.01%         5.72%         6.23%         6.80%         7.20%
                                                             ===========   ===========   ===========   ===========   ===========


Supplemental  Net assets, end of year (in thousands)         $ 1,059,440   $ 1,203,181   $ 1,353,805   $ 1,278,055   $ 1,255,820
Data:                                                        ===========   ===========   ===========   ===========   ===========
              Portfolio turnover                                 103.65%        73.33%        65.43%        50.94%        75.25%
                                                             ===========   ===========   ===========   ===========   ===========

              The following per share data and ratios
              have been derived from information provided                              National Portfolio
              in the financial statements.                                                  Class B
                                                                                   For the Year Ended June 30,
              Increase (Decrease) in Net Asset Value:            1995          1994          1993          1992          1991
Per Share     Net asset value, beginning of year             $     10.07   $     11.02   $     10.63   $     10.16   $     10.11
Operating                                                    -----------   -----------   -----------   -----------   -----------
Performance:  Investment income--net                                 .52           .54           .59           .63           .65
              Realized and unrealized gain (loss) on
              investments--net                                       .16          (.65)          .58           .58           .05
                                                             -----------   -----------   -----------   -----------   -----------
              Total from investment operations                       .68          (.11)         1.17          1.21           .70
                                                             -----------   -----------   -----------   -----------   -----------
              Less dividends and distributions:
                Investment income--net                              (.52)         (.54)         (.59)         (.63)         (.65)
                Realized gain on investments--net                   (.19)         (.30)         (.19)         (.11)           --
                In excess of realized gain on
                investments--net                                    (.02)           --            --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
              Total dividends and distributions                     (.73)         (.84)         (.78)         (.74)         (.65)
                                                             -----------   -----------   -----------   -----------   -----------
              Net asset value, end of year                   $     10.02   $     10.07   $     11.02   $     10.63   $     10.16
                                                             ===========   ===========   ===========   ===========   ===========


Total         Based on net asset value per share                   7.28%        (1.39%)       11.47%        12.25%         7.14%
Investment                                                   ===========   ===========   ===========   ===========   ===========
Return:**


Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                     .57%          .55%          .56%          .56%          .56%
Net Assets:                                                  ===========   ===========   ===========   ===========   ===========
              Expenses                                             1.32%         1.30%         1.31%         1.31%         1.31%
                                                             ===========   ===========   ===========   ===========   ===========
              Investment income--net                               5.25%         4.97%         5.46%         6.03%         6.43%
                                                             ===========   ===========   ===========   ===========   ===========


Supplemental  Net assets, end of year (in thousands)         $   419,933   $   459,169   $   424,071   $   286,375   $   213,581
Data:                                                        ===========   ===========   ===========   ===========   ===========
              Portfolio turnover                                 103.65%        73.33%        65.43%        50.94%        75.25%
                                                             ===========   ===========   ===========   ===========   ===========


              The following per share data and ratios have been derived                                    National Portfolio
              from information provided in the financial statements.                                 For the Period Oct. 21, 1994++
                                                                                                            to June 30, 1995
              Increase (Decrease) in Net Asset Value:                                                    Class C       Class D
Per Share     Net asset value, beginning of period                                                     $      9.85   $      9.85
Operating                                                                                              -----------   -----------
Performance:  Investment income--net                                                                           .36           .40
              Realized and unrealized gain on investments--net                                                 .39           .39
                                                                                                       -----------   -----------
              Total from investment operations                                                                 .75           .79
                                                                                                       -----------   -----------
              Less dividends and distributions:
                Investment income--net                                                                        (.36)         (.40)
                Realized gain on investments--net                                                             (.19)         (.19)
                In excess of realized gain on investments--net                                                (.02)         (.02)
                                                                                                       -----------   -----------
              Total dividends and distributions                                                               (.57)         (.61)
                                                                                                       -----------   -----------
              Net asset value, end of period                                                           $     10.03   $     10.03
                                                                                                       ===========   ===========


Total         Based on net asset value per share                                                             7.97%+++      8.37%+++
Investment                                                                                             ===========   ===========
Return:**


Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                                                               .57%*         .56%*
Net Assets:                                                                                            ===========   ===========
              Expenses                                                                                       1.37%*         .81%*
                                                                                                       ===========   ===========
              Investment income--net                                                                         5.21%*        5.78%*
                                                                                                       ===========   ===========


Supplemental  Net assets, end of period (in thousands)                                                 $     5,195   $    19,656
Data:                                                                                                  ===========   ===========
              Portfolio turnover                                                                           103.65%       103.65%
                                                                                                       ===========   ===========

              The following per share data and ratios
              have been derived from information provided                           Limited Maturity Portfolio
              in the financial statements.                                                  Class A
                                                                                   For the Year Ended June 30,
              Increase (Decrease) in Net Asset Value:             1995          1994          1993          1992          1991
Per Share     Net asset value, beginning of year             $      9.87   $     10.01   $      9.91   $      9.75   $      9.71
Operating                                                    -----------   -----------   -----------   -----------   -----------
Performance:  Investment income--net                                 .38           .37           .41           .50           .57
              Realized and unrealized gain (loss) on
              investments--net                                       .05          (.14)          .10           .16           .04
                                                             -----------   -----------   -----------   -----------   -----------
              Total from investment operations                       .43           .23           .51           .66           .61
                                                             -----------   -----------   -----------   -----------   -----------
              Less dividends from investment income--net            (.38)         (.37)         (.41)         (.50)         (.57)
                                                             -----------   -----------   -----------   -----------   -----------
              Net asset value, end of year                   $      9.92   $      9.87   $     10.01   $      9.91   $      9.75
                                                             ===========   ===========   ===========   ===========   ===========


Total         Based on net asset value per share                   4.53%         2.30%         5.28%         6.93%         6.45%
Investment                                                   ===========   ===========   ===========   ===========   ===========
Return:**


Ratios to     Expenses                                              .41%          .40%          .41%          .40%          .40%
Average                                                      ===========   ===========   ===========   ===========   ===========
Net Assets:   Investment income--net                               3.86%         3.68%         4.13%         5.02%         5.88%
                                                             ===========   ===========   ===========   ===========   ===========


Supplemental  Net assets, end of year (in thousands)         $   536,474   $   790,142   $   846,736   $   613,407   $   350,549
Data:                                                        ===========   ===========   ===========   ===========   ===========
              Portfolio turnover                                  37.33%        45.67%        65.43%        96.32%        93.06%
                                                             ===========   ===========   ===========   ===========   ===========


             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
           +++Aggregate total investment return.

              See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)

                                                                                  Limited Maturity Portfolio
              The following per share data and ratios                         Class B
              have been derived from information provided                               For the Period       For the Period
              in the financial statements.                                              Nov. 2, 1992++      October 21, 1994++
                                                             For the Year Ended June 30,  to June 30,       to June 30, 1995
              Increase (Decrease) in Net Asset Value:            1995          1994          1993        Class C       Class D
Per Share     Net asset value, beginning of period           $      9.87   $     10.01   $      9.93   $      9.83   $      9.83
Operating                                                    -----------   -----------   -----------   -----------   -----------
Performance:  Investment income--net                                 .35           .33           .24           .25           .26
              Realized and unrealized gain (loss) on
              investments--net                                       .05          (.14)          .08           .09           .10
                                                             -----------   -----------   -----------   -----------   -----------
              Total from investment operations                       .40           .19           .32           .34           .36
                                                             -----------   -----------   -----------   -----------   -----------
              Less dividends from investment income--net            (.35)         (.33)         (.24)         (.25)         (.26)
                                                             -----------   -----------   -----------   -----------   -----------
              Net asset value, end of period                 $      9.92   $      9.87   $     10.01   $      9.92   $      9.93
                                                             ===========   ===========   ===========   ===========   ===========


Total         Based on net asset value per share                   4.14%         1.98%         3.26%+++      3.52%+++      3.73%+++

Investment                                                   ===========   ===========   ===========   ===========   ===========
Return:**


Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                     .43%          .41%          .41%*         .49%*         .43%*
Net Assets:                                                  ===========   ===========   ===========   ===========   ===========
              Expenses                                              .78%          .76%          .76%*         .70%*         .53%*
                                                             ===========   ===========   ===========   ===========   ===========
              Investment income--net                               3.50%         3.33%         3.60%*        3.61%*        3.78%*
                                                             ===========   ===========   ===========   ===========   ===========


Supplemental  Net assets, end of period (in thousands)       $   129,581   $   145,534   $    95,179   $     3,965   $    11,258
Data:                                                        ===========   ===========   ===========   ===========   ===========
              Portfolio turnover                                  37.33%        45.67%        65.43%        37.33%        37.33%
                                                             ===========   ===========   ===========   ===========   ===========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
           +++Aggregate total investment return.

              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts, and options thereon, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The National and Limited Maturity Portfolios ("the Portfolios") may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the re-quirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatment, for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned sub-sidary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.



                                          Rate of Advisory Fee

Aggregate of Average Daily                                    Limited
Net Assets of the Three            Insured      National      Maturity
Combined Portfolios               Portfolio     Portfolio    Portfolio

Not exceeding $250 million          .40 %         .50 %        .40 %
In excess of $250 million
but not exceeding $400 million      .375          .475         .375
In excess of $400 million
but not exceeding $550 million      .375          .475         .35
In excess of $550 million
but not exceeding $1.5 billion      .375          .475         .325
In excess of $1.5 billion           .35           .475         .325



The Investment Advisory Agreement obligates FAM to reimburse the
Fund to the extent that the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions and extra-ordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM with respect to any Portfolio during any fiscal year which will cause the expenses of such Portfolio to exceed the pro rata expense limitation applicable to such Portfolio at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees in the Limited Maturity Portfolio until January 10, 1995. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



           Account Maintenance Feees         Distribution Fees

                             Limited                         Limited
         Insured   National  Maturity    Insured   National  Maturity
         Portfolio Portfolio Portfolio   Portfolio Portfolio Portfolio

Class B    .25%      .25%      .15%        .50%      .50%      .20%
Class C    .25%      .25%      .15%        .55%      .55%      .20%
Class D    .25%      .25%      .10%         --        --        --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Dis-tributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                          Insured      National      Limited Maturity
                         Portfolio     Portfolio         Portfolio

Class A Shares:
MLFD                     $ 32,899      $ 21,667           $ 8,782
MLPF&S                    316,110       214,728            70,749

Class D Shares:
MLFD                       10,320         6,515               635
MLPF&S                    102,688       114,904            11,439



MLPF&S received contingent deferred sales charges of $3,263,991 relating to transactions in Class B Shares, amounting to $1,840,608, $1,036,339 and $387,044 in the Insured, National and Limited
Maturity Portfolios, respectively, and $11,241 relating to transactions in Class C Shares, amounting to $5,361, $3,219 and $2,661 in the Insured, National and Limited Maturity Portfolios, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended June 30, 1995 were as follows:



                                        Purchases           Sales

Insured Portfolio                    $  855,727,565     $1,063,660,912
National Portfolio                    1,479,315,535      1,555,712,973
Limited Maturity Portfolio              257,607,605        487,390,324



Net realized and unrealized gains (losses) as of June 30, 1995 were as follows:



                                        Realized          Unrealized
Insured Portfolio                        Losses             Gains

Long-term investments                $  (37,976,407)    $  103,596,361
Short-term investments                     (108,866)           391,904
                                     --------------     --------------
Total                                $  (38,085,273)    $  103,988,265
                                     ==============     ==============



                                        Realized          Unrealized
National Portfolio                       Losses             Gains

Long-term investments                $  (65,507,359)    $   61,575,207
Short-term investments                     (502,522)           300,994
Financial future contracts
on options                              (11,302,594)                --
                                     --------------     --------------
Total                                $  (77,312,475)    $   61,876,201
                                     ==============     ==============


                                        Realized          Unrealized
Limited Maturity Portfolio               Losses             Gains

Long-term investments                $   (1,605,058)    $    2,574,173
Short-term investments                     (155,917)           249,094
                                     --------------     --------------
Total                                $   (1,760,975)    $    2,823,267
                                     ==============     ==============



As of June 30, 1995 net unrealized appreciation/depreciation for Federal income tax purposes were as follows:



                             Gross           Gross
                           Unrealized      Unrealized    Net Unrealized
                          Appreciation    Depreciation    Appreciation

Insured Portfolio         $127,141,738    $ 23,153,473    $103,988,265
National Portfolio          67,325,412       5,449,211      61,876,201
Limited Maturity
Portfolio                    3,787,995         964,728       2,823,267

The aggregate cost of investments at June 30, 1995 for Federal income tax purposes was $2,390,477,429 for the Insured Portfolio, $1,409,585,111 for the National Portfolio, and $723,214,267 for the Limited Maturity Portfolio.

4. Capital Share Transactions:
Net increase (decrease) on net assets derived from capital share transactions for the years ended June 30, 1995 and June 30, 1994 was $(293,039,051) and $(52,099,956), respectively, for the Insured
Portfolio; $(147,053,135) and $44,114,517, respectively, for the National Portfolio and $(256,848,291) and $7,793,356, respectively, for the Limited Maturity Portfolio.

Transactions in capital shares for each class were as follows:



Insured Portfolio

Class A Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                              17,244,995      $ 133,588,440
Shares issued to shareholders in
reinvestment of dividends and
distributions                             5,993,847         46,501,518
                                      -------------      -------------
Total issued                             23,238,842        180,089,958
Shares redeemed                         (54,299,693)      (419,430,676)
                                      -------------      -------------
Net decrease                            (31,060,851)     $(239,340,718)
                                      =============      =============


Insured Portfolio

Class A Shares for the Year                                 Dollar
Ended June 30, 1994                       Shares            Amount

Shares sold                              33,131,876      $ 280,935,110
Shares issued to shareholders in
reinvestment of dividends and
distributions                             9,445,296         80,198,475
                                      -------------      -------------
Total issued                             42,577,172        361,133,585
Shares redeemed                         (53,818,184)      (453,958,624)
                                      -------------      -------------
Net decrease                            (11,241,012)     $ (92,825,039)
                                      =============      =============



Insured Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                              16,066,095      $ 123,787,819
Shares issued to shareholders in
reinvestment of dividends and
distributions                             2,730,539         21,164,361
                                      -------------      -------------
Total issued                             18,796,634        144,952,180
Automatic conversion of shares               (8,999)           (69,008)
Shares redeemed                         (29,913,866)      (230,944,682)
                                      -------------      -------------
Net decrease                            (11,126,231)     $ (86,061,510)
                                      =============      =============



Insured Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1994                       Shares            Amount

Shares sold                              21,671,550      $ 184,351,353
Shares issued to shareholders in
reinvestment of dividends and
distributions                             4,290,552         36,402,265
                                      -------------      -------------
Total issued                             25,962,102        220,753,618
Shares redeemed                         (21,552,384)      (180,028,535)
                                      -------------      -------------
Net increase                              4,409,718      $  40,725,083
                                      =============      =============



Insured Portfolio

Class C Shares for the Period                               Dollar
October 21, 1994++ to June 30, 1995       Shares            Amount

Shares sold                               1,136,288      $   8,839,400
Shares issued to shareholders in
reinvestment of dividends and
distributions                                10,357             81,730
                                      -------------      -------------
Total issued                              1,146,645          8,921,130
Shares redeemed                            (167,364)        (1,318,478)
                                      -------------      -------------
Net increase                                979,281      $   7,602,652
                                      =============      =============

[FN]
++Commencement of Operations.



Insured Portfolio

Class D Shares for the Period                               Dollar
October 21, 1994++ to June 30, 1995       Shares            Amount

Shares sold                               5,713,054      $  43,851,761
Automatic conversion of shares                8,988             69,008
Shares issued to shareholders in
reinvestment of dividends and
distributions                                41,138            324,130
                                      -------------      -------------
Total issued                              5,763,180         44,244,899
Shares redeemed                          (2,480,132)       (19,484,374)
                                      -------------      -------------
Net increase                              3,283,048      $  24,760,525
                                      =============      =============

[FN]
++Commencement of Operations.



National Portfolio

Class A Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                               3,950,018      $  38,999,667
Shares issued to shareholders in
reinvestment of dividends and
distributions                             4,615,676         44,866,990
                                      -------------      -------------
Total issued                              8,565,694         83,866,657
Shares redeemed                         (22,289,533)      (218,456,423)
                                      -------------      -------------
Net decrease                            (13,723,839)     $(134,589,766)
                                      =============      =============

NOTES TO FIINANCIAL STATEMENTS (concluded)



National Portfolio

Class A Shares for the Year                                 Dollar
Ended June 30, 1994                       Shares            Amount

Shares sold                               8,490,083      $  92,184,282
Shares issued to shareholders in
reinvestment of dividends and
distributions                             5,189,718         56,058,472
                                      -------------      -------------
Total issued                             13,679,801        148,242,754
Shares redeemed                         (17,141,264)      (182,785,636)
                                      -------------      -------------
Net decrease                             (3,461,463)     $ (34,542,882)
                                      =============      =============



National Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                               8,878,807      $  87,072,076
Shares issued to shareholders in
reinvestment of dividends and
distributions                             1,612,526         15,637,171
                                      -------------      -------------
Total issued                             10,491,333        102,709,247
Automatic conversion of shares               (2,817)           (44,533)
Shares redeemed                         (14,168,055)      (139,040,527)
                                      -------------      -------------
Net decrease                             (3,679,539)     $ (36,375,813)
                                      =============      =============



National Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1994                       Shares            Amount

Shares sold                              14,847,862      $ 161,270,898
Shares issued to shareholders in
reinvestment of dividends and
distributions                             1,710,325         18,453,990
                                      -------------      -------------
Total issued                             16,558,187        179,724,888
Shares redeemed                          (9,473,731)      (101,067,489)
                                      -------------      -------------
Net increase                              7,084,456      $  78,657,399
                                      =============      =============



National Portfolio

Class C Shares for the Period                               Dollar
October 21, 1994++ to June 30, 1995       Shares            Amount

Shares sold                                 658,356      $   6,451,126
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 5,456             53,279
                                      -------------      -------------
Total issued                                663,812          6,504,405
Shares redeemed                            (145,672)        (1,433,070)
                                      -------------      -------------
Net increase                                518,140      $   5,071,335
                                      =============      =============

[FN]
++Commencement of Operations.


National Portfolio

Class D Shares for the Period                               Dollar
October 21, 1994++ to June 30, 1995       Shares            Amount

Shares sold                               5,900,638      $  57,599,450
Automatic conversion of shares                2,818             44,533
Shares issued to shareholders in
reinvestment of dividends and
distributions                                32,362            314,401
                                      -------------      -------------
Total issued                              5,935,818         57,958,384
Shares redeemed                          (3,975,351)       (39,117,275)
                                      -------------      -------------
Net increase                              1,960,467      $  18,841,109
                                      =============      =============

[FN]
++Commencement of Operations.



Limited Maturity Portfolio

Class A Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                               5,989,549      $  58,950,508
Shares issued to shareholders in
reinvestment of dividends                 1,619,597         15,934,105
                                      -------------      -------------
Total issued                              7,609,146         74,884,613
Shares redeemed                         (33,605,286)      (330,320,109)
                                      -------------      -------------
Net decrease                            (25,996,140)     $(255,435,496)
                                      =============      =============

Limited Maturity Portfolio

Class A Shares for the Year                                 Dollar
Ended June 30, 1994                       Shares            Amount

Shares sold                              37,619,639      $ 375,440,124
Shares issued to shareholders in
reinvestment of dividends and
distributions                             1,983,800         19,748,994
                                      -------------      -------------
Total issued                             39,603,439        395,189,118
Shares redeemed                         (44,144,662)      (439,707,786)
                                      -------------      -------------
Net decrease                             (4,541,223)     $ (44,518,668)
                                      =============      =============



Limited Maturity Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                               8,960,577      $  88,112,911
Shares issued to shareholders in
reinvestment of dividends                   364,664          3,587,539
                                      -------------      -------------
Total issued                              9,325,241         91,700,450
Automatic conversion of shares                 (447)            (4,387)
Shares redeemed                         (11,012,352)      (108,188,416)
                                      -------------      -------------
Net decrease                             (1,687,558)     $ (16,492,353)
                                      =============      =============



Limited Maturity Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1994                       Shares            Amount

Shares sold                              10,622,252      $ 105,858,053
Shares issued to shareholders in
reinvestment of dividends and
distributions                               284,833          2,836,330
                                      -------------      -------------
Total issued                             10,907,085        108,694,383
Shares redeemed                          (5,671,375)       (56,382,359)
                                      -------------      -------------
Net increase                              5,235,710      $  52,312,024
                                      =============      =============



Limited Maturity Portfolio

Class C Shares for the Period
October 21, 1994++ to                                       Dollar
June 30, 1995                             Shares            Amount

Shares sold                               1,018,221      $  10,034,099
Shares issued to shareholders in
reinvestment of dividends                     3,599             35,474
                                      -------------      -------------
Total issued                              1,021,820         10,069,573
Shares redeemed                            (622,129)        (6,135,873)
                                      -------------      -------------
Net increase                                399,691      $   3,933,700
                                      =============      =============

[FN]
++Commencement of Operations.



Limited Maturity Portfolio

Class D Shares for the Period
October 21, 1994++ to                                       Dollar
June 30, 1995                             Shares            Amount

Shares sold                               2,889,627      $  28,392,515
Automatic conversion of shares                  447              4,387
Shares issued to shareholders in
reinvestment of dividends                    12,056            118,733
                                      -------------      -------------
Total issued                              2,902,130         28,515,635
Shares redeemed                          (1,767,911)       (17,369,777)
                                      -------------      -------------
Net increase                              1,134,219      $  11,145,858
                                      =============      =============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At June 30, 1995, the Fund's Portfolios had a capital loss carry-forward as follows: Approximately $38,085,000 in the Insured Portfolio, all of which expires in 2003; approximately $37,909,000 in the National Portfolio, all of which expires in 2003; and approxi-mately $6,271,000 in the Limited Maturity Portfolio, of which $1,416,000 expires in 1997, $2,787,000 expires in 1998, $22,000 expires in 1999, $25,000 expires in 2002 and $2,021,000 expires in 2003. These will be available to offset like amounts of any future taxable gains.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Insurance on Portfolio Securities.........................................   2
 Risk Factors In Transactions In Junk Bonds................................   2
 Transactions In Futures Contracts.........................................   4
Investment Restrictions....................................................   5
Management of the Fund.....................................................   7
 Directors and Officers....................................................   7
 Investment Advisory Arrangements..........................................   9
Determination of Net Asset Value...........................................  12
Portfolio Transactions.....................................................  13
Purchase of Shares.........................................................  13
 Alternative Sales Arrangements............................................  14
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  14
 Reduced Initial Sales Charges--Class A and Class D Shares.................  14
 Distribution Plans........................................................  19
 Limitations on the Payment of Deferred Sales Charges......................  20
Redemption of Shares.......................................................  22
 Reinstatement Privilege...................................................  23
 Deferred Sales Charge--Class B and Class C Shares.........................  23
Dividends, Distributions and Taxes.........................................  24
Systematic Withdrawal Plans................................................  27
Exchange Privilege.........................................................  28
Performance Data...........................................................  40
Additional Information.....................................................  44
 Description of Temporary Investments......................................  44
 Insurance on Portfolio Securities.........................................  44
 Description of Financial Futures Contracts................................  46
 Computation of Offering Price Per Share...................................  50
Independent Auditors' Report...............................................  52
Financial Statements.......................................................  54

                                                           Code #10130-1095

LOGO MERRILL LYNCH

Merrill Lynch
Municipal Bond Fund

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

October 31, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

   Contained in Part A:

    Financial Highlights for each of the years in the ten year period ended June 30, 1995.

   Contained in Part B:

    Schedules of Investments, as of June 30, 1995.

    Statements of Assets and Liabilities, as of June 30, 1995.

    Statements of Operations for the year ended June 30, 1995.

    Statements of Changes in Net Assets for the years ended June 30, 1995 and 1994.

    Financial Highlights for each of the years in the five year period ended June 30, 1995.

  (B) EXHIBITS:

     1. (a) Articles of Incorporation (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1, filed October 31, 1980 (Post-Effective Amendment No. 4).

        (b) Articles of Amendment (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed October 12, 1988 (Post-Effective Amendment No. 13).

        (c) Articles Supplementary to the Articles of Incorporation increasing the authorized capital stock of the Insured Portfolio (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed October 29, 1990 (Post-Effective Amendment No. 15).

        (d) Articles Supplementary to the Articles of Incorporation establishing Class B Common Stock of Limited Maturity Portfolio
  (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No.
  16).

     2. By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 13).

     3. Inapplicable.

     4. (a) Specimen certificates for Class A shares of Insured Portfolio Series and National Portfolio Series Common Stock of Registrant
  (incorporated by reference to Exhibit 4 to Post-Effective Amendment No.
  13).

        (b) Specimen certificates for Class B shares of Insured Portfolio Series and National Portfolio Series Common Stock of Registrant
  (incorporated by reference to Exhibit 4 to Post-Effective Amendment No.
  13).

        (c) Specimen certificates for Class A shares of Limited Maturity Portfolio Series Common Stock of Registrant (incorporated by reference to
  Exhibit 4 to Post-Effective Amendment No. 4).

     5. Advisory Agreement between Registrant and Fund Asset Management, Inc. (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 4).

     6. (a) Form of Amended Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form of Selected Dealers Agreement).

        (b) Form of Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distribution Inc. (including form of Selected Dealers Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 20).

        (c) Form of Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form of Selected Dealers Agreement, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 20).

     7. Inapplicable.

     8. Custodian Agreement between Registrant and The Bank of New York (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 4).

     9. (a) Transfer Agency. Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Insured Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).

        (b) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between National Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).

        (c) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Limited Maturity Portfolio of Registrant and Merrill Lynch Financial Data Services, Inc. (incorporated by reference to Post-Effective Amendment No. 13).

     10. Inapplicable. (Filed with Rule 24f-2 Notice).

     11. Consent of Deloitte & Touche LLP (included herein).

     12. Inapplicable.

     13. (a) Letter from Fund Asset Management, Inc. with respect to the purchase of 10,257 shares of Registrant's Common Stock (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1, filed August 10, 1979).

         (b) Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant's Class C and Class D Common Stock of the Insured Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

         (c) Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant's Class C and Class D Common Stock of the National Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

         (d) Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant's Class C and Class D Common Stock of the Limited Maturity Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

     14. Inapplicable.

     15. (a) Amended and Restated Class B Distribution Plan of Registrant (including Class B Distribution Plan Sub-Agreement).

         (b) Form of Class C Distribution Plan of Registrant (including Class C Distribution Plan Sub-Agreement, incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20)

         (c) Form of Class D Distribution Plan of Registrant (including Class D Distribution Plan Sub-Agreement) (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 20)

     16. (a) Schedule for computation of each performance quotation for the Class B shares of the Insured Portfolio and National Portfolio provided in the Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed October 27, 1989).

         (b) Schedule for computation of each performance quotation for the Class A shares of the Insured Portfolio and National Portfolio and the shares of the Limited Maturity Portfolio provided in the Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 13).

         (c) Schedule for computation of each performance quotation for the Class B shares of the Limited Maturity Portfolio provided in Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A).

         (d) Schedule for computation of each performance quotation for the Class C shares of each Portfolio provided in the Registration Statement in response to Item 22.

         (e) Schedule for computation of each performance quotation for the Class D shares of each Portfolio provided in the Registration Statement in response to Item 22.

     17. (a) Financial Data Schedule for each class of shares of the National Portfolio.

         (b) Financial Data Schedule for each class of shares of the Insured Portfolio.

         (c) Financial Data Schedule for each class of shares of the Limited Maturity Portfolio.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Inapplicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                                  HOLDERS AT
                             TITLE OF CLASS                   SEPTEMBER 30, 1995
                             --------------                   ------------------
 Insured Portfolio Series--  Class A Common Stock...........        31,818
                             Class B Common Stock...........        23,589
                             Class C Common Stock...........           537
                             Class D Common Stock...........           406
 National Portfolio Se-
  ries--                     Class A Common Stock...........        24,701
                             Class B Common Stock...........        13,317
                             Class C Common Stock...........           209
                             Class D Common Stock...........           319
 Limited Maturity Portfo-
  lio--                      Class A Common Stock...........         7,643
                             Class B Common Stock...........         4,760
                             Class C Common Stock...........           290
                             Class D Common Stock...........           192

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27.  INDEMNIFICATION.


  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Asset Builder Program, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill

Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc.; and the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAsset Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., [MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc.,] MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager and FAM is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 1993 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies. Messrs. Zeikel, Glenn and Richard also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with the Investment Adviser. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.

                                                               OTHER SUBSTANTIAL BUSINESS,
                                      POSITION WITH                PROFESSION, VOCATION
             NAME                   INVESTMENT ADVISER                OR EMPLOYMENT
             ----                   ------------------         ---------------------------
 ML&Co. .....................  Limited Partner              Financial Services Holding
                                                            Company; Limited Partner of MLAM.
 Princeton Services, Inc.
  ("Princeton Services").....  General Partner              General Partner of MLAM.
 Arthur Zeikel...............  President                    President of MLAM; President and
                                                            Director of Princeton Services;
                                                            Executive Vice President of ML &
                                                            Co. and Merrill Lynch; Director
                                                            of MLFD.
 Terry K. Glenn..............  Executive Vice President and Executive Vice President of MLAM;
                               Director                     Executive Vice President and
                                                            Director of Princeton Services;
                                                            President and Director of MLFD;
                                                            Director of Financial Data
                                                            Services, Inc.
 Robert W. Crook.............  Senior Vice President        Senior Vice President of MLFD
                                                            since 1990; Vice President of
                                                            MLFD from 1978 to 1990 and Vice
                                                            President of Investment Adviser
                                                            from 1981 to 1990.
 Vincent R. Giordano.........  Senior Vice President        Senior Vice President of MLAM.
 Elizabeth Griffin...........  Senior Vice President        Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services.
 Norman R. Harvey............  Senior Vice President        Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services.
 N. John Hewitt..............  Senior Vice President        Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services.
 Philip L. Kirstein..........  Senior Vice President,       Senior Vice President, General
                               General Counsel, Director    Counsel and Secretary of MLAM;
                               and Secretary                Senior Vice President, General
                                                            Counsel, Director and Secretary
                                                            of Princeton Services; Director
                                                            of MLFD.
 Ronald M. Kloss.............  Senior Vice President        Senior Vice President and
                                                            Controller of MLAM; Senior Vice
                                                            President and Controller of
                                                            Princeton Services.
 Stephen M.M. Miller.........  Senior Vice President        Executive Vice President of
                                                            Princeton Administrators, L.P.
 Joseph T. Monagle...........  Senior Vice President        Senior Vice President of MLAM;
                                                            Senior Vice President of
                                                            Princeton Services.

                                                        OTHER SUBSTANTIAL BUSINESS,
                                   POSITION WITH            PROFESSION, VOCATION
             NAME               INVESTMENT ADVISER             OR EMPLOYMENT
             ----               ------------------      ---------------------------
 Gerald M. Richard...........  Senior Vice President Senior Vice President and
                                                     Treasurer of MLAM; Senior Vice
                                                     President and Treasurer of
                                                     Princeton Services; Vice
                                                     President and Treasurer of MLFD.
 Ronald L. Welburn...........  Senior Vice President Senior Vice President of MLAM;
                                                     Senior Vice President of
                                                     Princeton Services.
 Anthony Wiseman.............  Senior Vice President Senior Vice President of MLAM;
                                                     Senior Vice President of
                                                     Princeton Services.

ITEM 29.  PRINCIPAL UNDERWRITERS.

  (a) Merrill Lynch Funds Distributor, Inc. ("MLFD") acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in Item 28, except CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund, CBA Money Fund, CMA Multi-State Municipal Series Trust, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., and also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Crook, Aldrich, Breen, Brady, Fatseas, Graczyk, Maguire and Wasel and Ms. Schena is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.

                                 POSITIONS AND OFFICES          POSITIONS AND OFFICES
          NAME                      WITH UNDERWRITER               WITH REGISTRANT
          ----           -------------------------------------- ---------------------
Terry K. Glenn.......... President                                    Trustee
Arthur Zeikel........... Director                                     None
Philip Kirstein......... Director                                     None
William E. Aldrich...... Senior Vice President                        None
Robert W. Crook......... Senior Vice President                        None
Gerald M. Richard....... Vice President and Treasurer                 Treasurer
Sharon Creveling........ Vice President and Assistant Treasurer       None
Kevin P. Boman.......... Vice President                               None
Mark A. DeSario......... Vice President                               None
Michelle T. Lau......... Vice President                               None
Salvatore Venezia....... Vice President                               None
Michael J. Brady........ Vice President                               None
William M. Breen........ Vice President                               None
James T. Fatseas........ Vice President                               None

  (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31.  MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Investment Adviser" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Funds--Investment Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related services contract.

ITEM 32.  UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY ON THE 27TH DAY OF OCTOBER, 1995.

                                          Merrill Lynch Municipal Bond Fund,
                                           Inc.

                                                    (REGISTRANT)

                                                 /s/ Terry K. Glenn
                                          By: ____________________________
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                      PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                     TITLE                      DATE

         Arthur Zeikel*                 President and
-------------------------------------    Director (Principal
         ARTHUR ZEIKEL                   Executive Officer)


       Gerald M. Richard*               Treasurer (Principal
-------------------------------------    Financial and
       GERALD M. RICHARD                 Accounting Officer)

       Ronald W. Forbes*                Director
-------------------------------------
       (RONALD W. FORBES)

     Cynthia A. Montgomery*             Director
-------------------------------------
    (CYNTHIA A. MONTGOMERY)

       Charles C. Reilly*               Director
-------------------------------------
      (CHARLES C. REILLY)

         Kevin A. Ryan*                 Director
-------------------------------------
        (KEVIN A. RYAN)

        Richard R. West*                Director
-------------------------------------
       (RICHARD R. WEST)

      /s/ Terry K. Glenn                                     October 27, 1995
*By: ___________________________
 (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT                                                                    PAGE
 NUMBER                             DESCRIPTION                             NO.
 -------                            -----------                             ----
  11     Consent of Deloitte & Touche LLP Independent Auditors...........
  16(d)  Schedule for computation of each performance quotation for the
          Class C shares of each Portfolio provided in the Registration
          Statement in response to Item 22...............................
    (e)  Schedule for computation of each performance quotation for the
          Class D shares of each Portfolio provided in the Registration
          Statement in response to Item 22...............................
  17(a)  Financial Data Schedule for each class of shares of the National
          Portfolio......................................................
    (b)  Financial Data Schedule for each class of shares of the Insured
          Portfolio......................................................
    (c)  Financial Data Schedule for each class of shares of the Limited
          Maturity Portfolio.............................................

APPENDIX FOR GRAPHICS AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                               LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                               -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                    back cover of Statement of
logo including stylized market                     Additional Information
bull